UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Mid-America Apartment Communities, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

2019 ANNUAL MEETING OF SHAREHOLDERS

Tuesday, May 21, 2019

12:30 p.m. local time

MAA Corporate Headquarters

5th Floor

6815 Poplar Avenue, Suite 500

Germantown, Tennessee 38138

MID-AMERICA APARTMENT COMMUNITIES, INC.

April 9, 2019

To my fellow shareholders:

I am pleased to invite you to attend the 2019 Annual Meeting of Shareholders of Mid-America Apartment Communities, Inc. The meeting will be held at 12:30 p.m., local time, on Tuesday, May 21, 2019, at our corporate headquarters located at 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138. The Notice of Annual Meeting of Shareholders and Proxy Statement, both of which accompany this letter, provide details regarding the business to be conducted at the meeting, as well as other important information about us.

Your vote is important. Whether or not you plan to attend the 2019 Annual Meeting of Shareholders, I encourage you to vote. Please complete, sign and return your proxy card or give your proxy authorization over the Internet or by phone prior to the meeting so that your shares will be represented and voted, regardless of whether you attend. You can find more information on how to vote your shares in the accompanying materials.

Along with the other members of the Board of Directors and management, I look forward to greeting you at the meeting if you are able to attend. Thank you for your support.

Sincerely,

H. Eric Bolton, Jr.
Chairman of the Board of Directors and Chief Executive Officer

MID-AMERICA APARTMENT COMMUNITIES, INC. PROXY STATEMENT 2019 ANNUAL MEETING OF SHAREHOLDERS TABLE OF CONTENTS

INTRODUCTION

SOLICITATION OF PROXIES

Mid-America Apartment Communities, Inc. is soliciting proxies, and your vote is very important. For this reason, our Board of Directors requests that you allow your shares to be represented at the 2019 Annual Meeting of Shareholders by the proxies named on the enclosed proxy card. In connection with our solicitation of proxies, we are mailing this Proxy Statement, the enclosed proxy card, and our Annual Report to Shareholders (including our Form 10-K) to shareholders eligible to vote at the 2019 Annual Meeting of Shareholders beginning on or about April 9, 2019.

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by phone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

MATERIALS PROVIDED

This Proxy Statement contains materials relevant to the matters to be voted upon at the 2019 Annual Meeting of Shareholders. It also contains information on how to vote your shares, how to obtain other materials which may be of interest to you and information on the ownership of Mid-America Apartment Communities, Inc. securities.

A Proxy Statement Highlights section has been included to provide a quick reference of the materials contained in this Proxy Statement. The Proxy Statement Highlights section is only a summary and does not provide all of the information or details which you should consider when determining your vote. You should read the entire Proxy Statement to ensure you have all of the relevant information before voting.

REFERENCES IN THE PROXY STATEMENT

In this Proxy Statement, the following references represent the terminology indicated:

Reference(s)	Represented Terminology
AIP	Annual Incentive Plan
Annual Meeting	2019 Annual Meeting of Shareholders of Mid-America Apartment Communities, Inc.
ASC	Accounting Standards Codification
Board	Board of Directors of Mid-America Apartment Communities, Inc.
CEO	Chief Executive Officer
CFO	Chief Financial Officer
COO	Chief Operating Officer
EVP	Executive Vice President
FASB	Financial Accounting Standards Board
FFO	Funds From Operations
GAAP	Generally Accepted Accounting Principles
GC	General Counsel
LTIP	Long-Term Incentive Program
MAA, we, us, our	Mid-America Apartment Communities, Inc.
NEO	Named Executive Officer
NYSE	New York Stock Exchange
REIT	Real Estate Investment Trust
SEC	Securities and Exchange Commission
TSR	Total Shareholder Return

2019 PROXY STATEMENT	1

NOTICE OF ANNUAL MEETING

DATE, TIME & PLACE
DATE:	Tuesday, May 21, 2019
TIME:	12:30 p.m., local time
PLACE:	MAA Corporate Headquarters 6815 Poplar Avenue, Suite 500 Germantown, Tennessee 38138
ITEMS OF BUSINESS

  Proposal 1: Elect the 12 directors named in the Proxy Statement to serve until the 2020 Annual Meeting of Shareholders, and until their successors have been duly elected and qualified.

  Proposal 2: Advisory (non-binding) vote to approve NEO compensation.

  Proposal 3: Ratify Ernst & Young LLP as MAA’s independent registered public accounting firm for 2019.

Shareholders will also consider any other business as may properly come before the meeting or any adjournment or postponement thereof.

DATE OF MAILING

This Notice of Annual Meeting, Proxy Statement and Annual Report to Shareholders (including MAA’s Form 10-K) are being mailed on or about April 9, 2019, to shareholders of MAA’s common stock as of the record date for the Annual Meeting.

RECORD DATE

The Board set Friday, March 15, 2019, as the record date for the Annual Meeting.

WHO MAY VOTE

Shareholders of record at the close of business on the record date are entitled to receive this notice and vote at the Annual Meeting. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals.

REQUIREMENTS TO ATTEND THE ANNUAL MEETING

To attend the Annual Meeting in person, you must:

●	Be a shareholder (or authorized proxy thereof) of MAA common stock as of the record date,

●	Register in advance for an admission ticket, and

●	Bring your admission ticket, valid picture identification, and required legal proxy documentation (if applicable), to the Annual Meeting in order to gain admission.
REGISTER TO ATTEND THE ANNUAL MEETING

If you plan to attend the Annual Meeting in person, you must register in advance by May 15, 2019 to obtain an admission ticket.

HAVE YOUR:	16-digit control number ready (printed on proxy or voter instruction card)
GO TO:	www.proxyvote.com
LOOK FOR:	“Register for Meeting”

Follow the instructions on the “Register for Meeting” link to print your admission ticket. If you do not have access to a computer, please see the additional information regarding registering for the Annual Meeting in the Meeting Information section of this Proxy Statement.

HOW TO VOTE IN ADVANCE

Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy in advance. You may revoke your proxy before it is voted at the Annual Meeting by following the procedures described in the accompanying Proxy Statement.

SHAREHOLDERS OF RECORD may vote by:
Internet: www.proxyvote.com
Phone: 800-690-6903
Mail: Properly complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided.
Please Note: If you choose to vote by Internet or Phone, you do not need to mail your proxy card.

If you are a BENEFICIAL SHAREHOLDER, please follow the instructions on the voter instruction form provided by your bank or broker to vote your shares by proxy in advance. If you wish to vote your shares in person at the Annual Meeting, you must obtain a legal written proxy from your bank or broker and bring it with you to the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR MAA’S ANNUAL MEETING TO BE HELD ON MAY 21, 2019

The Proxy Statement and Annual Report to Shareholders including our Form 10-K are available at http://materials.proxyvote.com/59522J.

By Order of the Board of Directors

Leslie B.C. Wolfgang

Senior Vice President, Chief Ethics and Compliance Officer, and Corporate Secretary	April 9, 2019

2019 PROXY STATEMENT	2

PROXY STATEMENT HIGHLIGHTS

PROPOSAL 1	ELECT THE 12 DIRECTORS NAMED IN THE PROXY STATEMENT TO SERVE UNTIL THE 2020 ANNUAL MEETING OF SHAREHOLDERS.	BOARD RECOMMENDATION FOR ALL

NOMINEES

			COMMITTEES
	AGE	TENURE	AC	CC	NCGC	REIC	POSITION
H. Eric Bolton, Jr. Chairman	62	1997				⌂ CHAIR	CEO of MAA
Russell R. French INDEPENDENT SEC Financial Expert	73	2016	⌂				Special Limited Partner of Moseley & Co. VI, LLC
Alan B. Graf, Jr. Lead INDEPENDENT Director SEC Financial Expert	65	2002	⌂ CHAIR				EVP and CFO of FedEx Corporation
Toni Jennings INDEPENDENT	70	2016		⌂	⌂		Chairman of Jack Jennings & Sons, Inc.
James K. Lowder INDEPENDENT	69	2013				⌂	Chairman of The Colonial Company
Thomas H. Lowder INDEPENDENT	69	2013				⌂	Past Chairman and CEO of Colonial Properties Trust
Monica McGurk INDEPENDENT	49	2016		⌂	⌂		Chief Growth Officer of Kellogg Company
Claude B. Nielsen INDEPENDENT	68	2013		⌂	⌂ CHAIR		Chairman and Past CEO of Coca-Cola Bottling Company United, Inc.
Philip W. Norwood INDEPENDENT	71	2007		⌂ CHAIR	⌂	⌂	Past President and CEO of Faison Enterprises, Inc.
W. Reid Sanders INDEPENDENT	69	2010	⌂			⌂	President of Sanders Properties, LLC
Gary Shorb INDEPENDENT	68	2012	⌂				Past President and CEO of Methodist Le Bonheur Healthcare
David P. Stockert	57	2016				⌂	Past CEO of Post Properties, Inc.

AC = Audit Committee; CC = Compensation Committee;

NCGC = Nominating and Corporate Governance Committee, REIC = Real Estate Investment Committee

DIVERSITY

WomenInc. Magazine named Toni Jennings and Monica McGurk as two of 2018’s Most Influential Corporate Directors in their Winter 2018/2019 edition.

2019 PROXY STATEMENT	3

KEY EXPERIENCE, QUALIFICATIONS AND SKILLS

The Board believes that experience or expertise in the following areas is particularly relevant to MAA’s business and structure and should be possessed by one or more members of the Board. These factors, along with others, were considered in selecting the nominees for election.

Real Estate Industry – Investment	6	Nominees	⌂⌂⌂⌂⌂⌂
Real Estate Industry – Development/Construction	6	Nominees	⌂⌂⌂⌂⌂⌂
Public Company Platforms	10	Nominees	⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂
Financial Literacy	9	Nominees	⌂⌂⌂⌂⌂⌂⌂⌂⌂
Capital Markets	9	Nominees	⌂⌂⌂⌂⌂⌂⌂⌂⌂
Strategic Planning and Oversight	12	Nominees	⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂
Risk Oversight	9	Nominees	⌂⌂⌂⌂⌂⌂⌂⌂⌂
Organization Leadership	12	Nominees	⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂
Corporate Governance	10	Nominees	⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂

CORPORATE GOVERNANCE

BOARD PRACTICES

⌂	Lead Independent Director
⌂	100% Independent Audit, Compensation and Nominating and Corporate Governance Committees
⌂	Annual Board and committee evaluations with third party review every three years
⌂	Regular executive sessions of independent and non-management directors
⌂	Required retirement at age 75
⌂	Director equity ownership requirements
⌂	Prohibition against hedging or pledging equity
⌂	Reimbursement of director education events
⌂	Ability for shareholders and other interested parties to communicate directly with Board
⌂	Accountable for public Code of Conduct
⌂	Public Corporate Governance Guidelines

⌂	Board authority to retain external advisors
⌂	Regular director and executive succession planning

SHAREHOLDERS RIGHTS

⌂	Annual elections of all directors
⌂	Majority voting in uncontested elections with resignation policy
⌂	Bylaws include shareholder proxy access rights
⌂	Annual Say on Pay advisory vote
⌂	Shareholder rights to call special meetings

(10% aggregate ownership)

⌂	No shareholder rights plan (poison pill)
⌂	Long standing active shareholder engagement with approximately 300 interactions in 2018 representing nearly 2/3rds of outstanding shares

SUSTAINABILITY

In June of 2018, with the support of our Board of Directors, MAA formed a CEO-led ESG executive steering committee which is responsible for setting our company-wide sustainability strategy. We subsequently organized an Environmental Committee comprised of department heads across the company tasked with evaluating how we can further enhance our ongoing efforts to decrease our environmental impact. In 2020, we will begin annually reporting quantitative disclosure of key performance metrics related to our emissions, energy and water usages, and waste generation, including absolute and normalized scope 1 and 2 greenhouse gas emissions as well as our plans for progressive improvement.

THE OPEN ARMS FOUNDATION

Open Arms is MAA’s corporate charity that provides housing close to medical facilities for individuals who have to leave their home for long-term critical medical treatment. MAA donates approximately 50 fully-furnished apartments and MAA associates volunteer their time (both during and outside of work hours) to run the charity and support Open Arms guests. Families staying with Open Arms avoid the added financial burden of having to pay for a second home while receiving treatment and can have friends and family stay with them for support. MAA associates have provided thousands of families with a welcoming place to stay and helped ease the burden placed on them during times of medical crisis.

2019 PROXY STATEMENT	4

PROPOSAL 2	ADVISORY (NON-BINDING) VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.	BOARD RECOMMENDATION FOR

EXECUTIVE COMPENSATION PHILOSOPHY

The Compensation Committee believes that the compensation programs for our executive officers should balance the following objectives.

⌂	Attract and retain highly qualified executives

⌂	Not overpay compared to industry peers

⌂	Not incentivize undue risk

⌂	Be fair and equitable

⌂	Reflect individual responsibilities and qualifications

⌂	Be quantifiable

⌂	Align with our culture

⌂	Align with overall MAA performance

⌂	Balance short and long-term strategic goals

⌂	Reward superior performance

⌂	Align executive interests with shareholders

⌂	Reward for creating long-term shareholder value

⌂	Be sustainable

⌂	Be supported by shareholders

SAY ON PAY

The Compensation Committee also considers the results of our shareholders’ input on executive compensation and is pleased that shareholders have supported their previous recommendations to provide that input on an annual basis.

93.6% APPROVAL FOR Say on Pay In 2018	Annual Say on Pay Shareholder Vote APPROVED EVERY YEAR Since Introduced in 2011	Say on Pay Average Approval Rate 96.3% since 2011

EXECUTIVE COMPENSATION PRACTICES

WHAT WE DO

⌂	Align pay with performance

⌂	Mitigate undue risk in compensation programs

⌂	Include vesting periods on share awards

⌂	Require compliance with NEO share ownership guidelines

⌂	Require compliance with NEO share holding period policy

⌂	Utilize an independent compensation consultant who provides no other services to MAA

⌂	Cap award payouts

⌂	Recoup performance-based incentive compensation (clawback policy)

⌂	Conduct an annual compensation program risk assessment

WHAT WE DON’T DO

NO	Dividends or dividend equivalents on unearned performance shares

NO	Repricing underwater stock options

NO	Exchanges of underwater stock options for cash

NO	Multi-year guaranteed bonuses

NO	Inclusion of the value of equity awards in severance calculations

NO	Evergreen provisions in equity plans

NO	Tax “gross ups” for excess parachute payments

NO	“Single trigger” employment or change in control agreements

2019 PROXY STATEMENT	5

2018 MAA PERFORMANCE

In 2018, we:

⌂	Completed the integration efforts related to our merger with Post Properties, Inc.,

⌂	Acquired one multifamily community consisting of 374 units, and 7,500 square feet of commercial space located on the first floor of one of our existing multifamily communities,

⌂	Redeveloped 8,155 units at an average cost of $6,138 per unit, achieving average rental rate increases of 10.5% above non-renovated units,

⌂	Invested $57.1 million in our development pipeline, completed the development of an expansion project to an existing multifamily community and ended the year with three multifamily development communities under construction,

⌂	Issued $400 million of ten-year senior unsecured notes at a coupon of 4.2% and an issue price of 99.403% through our primary operating partnership,

⌂	Ended the year with total debt to total assets (as defined in the covenants for the bonds issued by our primary operating partnership) of 32.6%, compared to 33.2% as of December 31, 2017,

⌂	Ended the year with total debt outstanding of $4.5 billion at an average effective interest rate of 3.8%, with 75% fixed or hedged against rising interest rates for an average of 6.8 years with 92.6% of our gross assets unencumbered, and

⌂	Formed an ESG Executive Steering Committee responsible for setting a company-wide sustainability strategy and began work to issue our first annual sustainability report in 2020.

TOTAL SHAREHOLDER RETURN

ANNUALIZED 2016 LTIP THREE YEAR TSR (1)

(1)	In order to eliminate the impact of the volatility in any one individual market day price fluctuations, the 2016 LTIP Three-Year TSR metric utilizes the average of the closing stock prices in the respective December months as the beginning and ending stock price for the total return calculation. Returns for the SNL U.S. REIT Multifamily Index are calculated in the same manner.

DIVIDENDS

In 2018, MAA returned nearly $420 MILLION in dividends to common shareholders	In 2018, MAA declared its 100th COMMON QUARTERLY DIVIDEND PAYMENT	NEVER SUSPENDED NOR REDUCED our common dividend

ANNUAL DIVIDENDS PAID PER COMMON SHARE

2019 PROXY STATEMENT	6

2018 EXECUTIVE TOTAL DIRECT COMPENSATION

The Compensation Committee strives to find the appropriate balance of compensation elements to provide a fixed base of cash compensation to attract talented executives (Salary), incent executives to achieve key business results and reward executives for their individual contributions to those results (AIP) and to tie executives’ interests to those of our shareholders (LTIP). The mix of these elements established for the 2018 compensation packages of our executive officers is indicated below.

TOTAL 2018 TARGET DIRECT COMPENSATION

CEO	AVERAGE OF ALL OTHER NEOs
$4.6 Million	$2.3 Million

2018 DIRECT COMPENSATION REALIZED

Compensation realized by NEOs during 2018 related to their respective 2018 compensation packages:

					2018 LTIP		Total 2018 Compensation Realized in 2018
						Remaining Target Realizable in Future Years (2)
					Shares of Restricted Stock Earned (1)
	2018 Salary Received	2018 AIP Awarded						Shares of Restricted Stock (1)
		Amount Earned	Percent of Target	Percent of Maximum
							Cash
H. Eric Bolton, Jr. CEO	$775,000	$1,603,088	123%	83%	16,336	11,929	$2,378,088	16,336
Thomas L. Grimes, Jr. COO	$496,100	$769,493	87%	78%	8,133	5,939	$1,263,685	8,133
Albert M. Campbell, III CFO	$484,000	$619,314	113%	85%	7,934	5,794	$1,103,316	7,934
Robert J. DelPriore GC	$471,900	$598,523	112%	85%	6,631	4,842	$1,070,422	6,631

(1)	Shares of restricted stock will vest over various time periods, remaining subject to forfeiture until vested, dependent upon continued employment in good standing with MAA.

(2)	Represents Target shares of restricted stock realizable under the three year total shareholder return metric for which the performance period does not end until December 31, 2020.

Other compensation realized by NEOs during 2018 included awards earned under long-term elements of previous performance-based equity compensation packages.

2019 PROXY STATEMENT	7

PROPOSAL 3	RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS MAA’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2019.	BOARD RECOMMENDATION FOR

POLICIES REGARDING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT COMMITTEE PRACTICES

⌂	Sole authority to appoint or replace the independent registered public accounting firm

⌂	Pre-approves all auditing services

⌂	Pre-approves all permitted non-audit services

⌂	Annual evaluation of independent registered public accounting firm’s performance

⌂	Routine separate executive sessions with representatives of the independent registered public accounting firm as well as with management and the Director of Internal Audit

⌂	Maintains an anonymous whistleblower platform

⌂	Ensures the rotation of the lead audit partner and audit engagement team partners of the independent registered public accounting firm

⌂	All members of the Audit Committee are independent

⌂	Two SEC financial experts

MAA PRACTICES

⌂	Will not hire an individual who is concurrently an employee of the independent registered public accounting firm

⌂	Will not hire an individual in an accounting or financial reporting oversight role if in a position to influence MAA’s independent registered public accounting firm’s operations or policies

⌂	CFO or Principal Accounting Officer must approve the hiring of individuals who previously served on MAA’s independent registered public accounting firm’s audit engagement team

⌂	Cooling off period required for individuals who previously served on MAA’s independent registered public accounting firm’s audit engagement team to serve in an accounting or financial reporting oversight role

⌂	Report all individuals hired who previously served on MAA’s independent registered public accounting firm’s audit engagement team to the Audit Committee

Annual Ratification by Shareholders of the Audit Committee’s Appointment of Ernst & Young LLP

AVERAGES OVER 99%

(over last 10 years)

AUDIT AND NON-AUDIT FEE

	2018	2017
Audit Fees	$2,570,737	$2,216,924
Audit-Related Fees	-	89,804
Tax Fees	476,035	404,509
All Other Fees	2,000	1,960
Total Fees	$3,048,772	$2,713,197

The Audit Committee has determined that the nature and level of non-audit related services that Ernst & Young LLP provides to MAA is compatible with maintaining the independence of Ernst & Young LLP.

REPRESENTATION AT ANNUAL MEETING

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to make a statement if they so desire and to answer any appropriate questions.

2019 PROXY STATEMENT	8

ELECTION OF DIRECTORS

PROPOSAL 1: ELECTION OF DIRECTORS

MATTER TO BE VOTED

Election of the 12 director nominees named herein to serve until the 2020 Annual Meeting of Shareholders, and until their successors have been duly elected and qualified.

Our Board proposes that H. Eric Bolton, Jr., Russell R. French, Alan B. Graf, Jr., Toni Jennings, James K. Lowder, Thomas H. Lowder, Monica McGurk, Claude B. Nielsen, Philip W. Norwood, W. Reid Sanders, Gary Shorb and David P. Stockert, all of whom are currently serving as directors, be elected for a term of one year.

VOTE REQUIRED

Each director nominee will be elected if there is a quorum at the Annual Meeting, either in person or by proxy, and the votes cast “FOR” each director nominee exceeds the votes cast “AGAINST” each director nominee.

We have no reason to believe that any of the nominees for director will not agree or be available to serve as a director if elected. However, should any director nominee become unable or unwilling to serve, the proxies may be voted for a substitute director nominee or to allow the vacancy to remain open until filled by our Board.

IMPACT OF ABSTENTIONS

Abstentions will have no legal effect on whether each director nominee is approved.

IMPACT OF BROKER NON-VOTES

Broker non-votes will have no legal effect on whether each director nominee is approved.

BOARD RECOMMENDATION Our Board recommends a vote FOR each of the director nominees.

Our Board believes that it is necessary for our directors to possess a variety of backgrounds, skills and viewpoints in order to provide strong leadership to MAA. When searching for new candidates, the Nominating and Corporate Governance Committee considers the evolving needs of our Board and searches for candidates that fill any current or anticipated future gaps, considering each candidates credentials both independently and within the entirety of the Board.

When evaluating potential candidates, the Nominating and Corporate Governance Committee considers a variety of factors including expertise in areas relevant to the real estate industry, operating as a public company and navigating capital markets. They also consider experience in broader aptitudes such as strategic planning, risk oversight and human capital development. In addition to these key skills, the Nominating and Corporate Governance Committee also feels it is important for the Board to have a breadth of viewpoints and experiences by including diversity in attributes such as gender, race, age and tenure. The Nominating and Corporate Governance Committee also evaluates a candidate’s ability to provide quality service to the Board and considers any conflicts of interest, integrity and ethical character of the candidate and their commitment to the goal of maximizing long-term shareholder value. With respect to the nomination of continuing directors for re-election, the individual’s past contributions to our Board are also considered.

2019 PROXY STATEMENT	9

THE BOARD’S ROLE AND RESPONSIBILITIES

The Board is elected by shareholders and represents shareholder interests in the long-term success of MAA. Except for matters voted upon by shareholders, the Board acts as the ultimate decision maker of MAA. While the Board functions in an oversight capacity, management is responsible for the daily operations of MAA.

Key Board Responsibilities

STRATEGY

Strategic planning and oversight of management’s execution of MAA’s strategic vision is a primary responsibility of the Board. Annually, management and the Board review and discuss detailed strategic plans for the next several years, including changes from previous strategic positions, market and economic projections, peer performance benchmarking data, areas of focus for each functional area, expected financial statement and shareholder investment impacts, resource requirements, risks and stress test scenarios, among other topics.

Throughout the year the Board and its committees receive updates from management and actively engage in further discussions regarding execution of the strategy, variables impacting results and changes to the strategic plan.

Each year, the Board holds one of its quarterly meetings in a different MAA market. In addition to its regular Board and committee meetings, the Board visits several properties representing different aspects of MAA’s strategy in conjunction with these meetings. The Board believes this provides it with better insight into MAA’s markets, operations, resident base, human capital management, technology usage and allocation of capital investments.

RISK MANAGEMENT

While management is responsible for the day to day management of our risk exposures, both the Board as a whole and its respective committees serve an active role in overseeing management of our risks. Our Board or its committees regularly reviews, with members of our senior management and outside advisors, information regarding our strategy and key areas of the company including operations, finance, information technology, human capital, legal and regulatory, as well as the risks associated with each. Senior management as well as outside advisors also periodically meet with each committee and make representations associated with their respective risk oversight responsibilities as outlined below:

Audit Committee

⌂	Accounting practices and policies
⌂	Internal controls over financial reporting
⌂	Tax, including REIT compliance
⌂	Fraud assessments
⌂	Financial policies
⌂	Internal Audit
⌂	Ethics programs
⌂	Whistleblower platform

Compensation Committee

⌂	Executive compensation
⌂	Overall compensation practices and policies for all associates

Nominating And Corporate Governance Committee

⌂	Corporate governance
⌂	Independence of Board
⌂	Conflicts of interest
⌂	Board composition

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our Board is regularly informed through committee reports about risks assigned to committees. In addition, the Board reviews the results of our enterprise risk management efforts and receives legal and operational updates from executive management at every meeting.

SUCCESSION PLANNING

The Board is responsible for appointing our CEO and for ensuring that adequate succession plans are in place to address both planned CEO succession as well as potential unexpected or emergency succession needs. The Nominating and Corporate Governance Committee oversees succession planning for both the Board and CEO, routinely obtaining input from and updating the full Board on succession plan reviews.

The Nominating and Corporate Governance Committee also oversees succession planning and associate development of executive and senior management positions to ensure adequate bench strength is available to meet the long-term needs of MAA. The CEO and other executive management periodically update the Nominating and Corporate Governance Committee on senior management succession plans including associate development plans and areas of risk.

2019 PROXY STATEMENT	10

The Board has exposure to succession candidates on an ongoing basis, meeting with executives both inside and outside of Board meetings at least four times a year and also periodically meeting with key senior managers.

The Compensation Committee considers succession planning input from the Board and the Nominating and Corporate Governance Committee when determining compensation packages for the Board and NEOs.

SUSTAINABILITY

Ensuring the long-term success of MAA for our shareholders requires a long-term approach in all that we do. The Board is directly responsible for setting MAA’s strategy, which includes long-term sustainability planning. Committees of the Board support sustainability within their respective purviews: the Nominating and Corporate Governance Committee directs the corporate governance aspects of MAA, the Audit Committee ensures that MAA’s accounting policies and procedures and auditing controls support the reporting of high quality financial statements and the Compensation Committee considers the need to attract and retain qualified associates to deliver on our strategic directives.

Sustainability also goes beyond our brick and mortar walls. Since MAA formed the Open Arms Foundation – our corporate charity that supplies fully-furnished apartments to families and individuals who have to travel away from their home to receive specialized longer-term medical treatment – our Board has authorized the annual donation of apartment homes from across our portfolio for exclusive use as Open Arms homes. Open Arms is managed and operated 100% by MAA associates who donate time both during and outside of work hours to support our guests from throughout the world. We currently have approximately 50 homes available to both help ease the financial burden associated with long-term medical care and to allow room for family and friends to stay with and support our guest during their treatment.

The very nature of multi-family housing – using limited land resources to house hundreds of families - is based in sustainability concepts. MAA is committed to ensuring that the impact we make on not only our associates, residents and investors, but also the surrounding communities is a positive one.

To support these efforts, the Compensation Committee and full Board have included in the CEO’s goals for 2019 responsibility for enhancing MAA’s sustainability efforts and ensuring that MAA is doing the work required to be in a position to produce its first annual sustainability report with quantitative performance data including absolute and normalized scope 1 and 2 greenhouse gas emissions, as well as our sustainability policies and improvement targets by the end of 2020.

2019 PROXY STATEMENT	11

BOARD STRUCTURE

We believe that our current board leadership model, when combined with the experience of our Board, the strong leadership of our independent directors and Lead Independent Director, the committees of the Board and the corporate governance policies in place, strikes an appropriate balance between informed, consistent leadership and independent oversight, allowing for efficiency and accountability, ultimately creating an environment for the effective execution of the Board’s duties and responsibilities.

COMBINED CEO AND CHAIRMAN Provides benefit of management’s perspectives on MAA to enhance the Board’s oversight functions	LEAD INDEPENDENT DIRECTOR Provides an appropriate contact for matters concerning the CEO and ensures agendas include all topics of interest to the Board

100% INDEPENDENT AUDIT, COMPENSATION AND NOMINATING AND CORPORATE GOVERNANCE COMMITTEES Provides for better control and oversight of respective areas of responsibilities	NON-MANAGEMENT AND INDEPENDENT DIRECTOR EXXECUTIVE SESSIONS Ensures candid discussions

SEC FINANCIAL EXPERTS Two SEC financial experts ensure the Audit Committee has the unique skills and expertise required to perform the committee’s oversight responsibilities	EXTERNAL CONSULTANTS Ability to retain external consultants, experts and legal counsel provides the Board with appropriate resources to protect the interests of shareholders

DIRECT COMMUNICATION WITH BOARD

Shareholders and other interested parties may communicate in writing with our Board, any of its committees, its non-management directors as a group or its independent directors as a group

2019 PROXY STATEMENT	12

CURRENT BOARD COMPOSITION

The below table reflects our current Board composition.

L	Lead Independent Director
INDEPENDENT	Indicates that our Board has affirmatively determined the 10 Directors indicated meet the independence standards of our Corporate Governance Guidelines, the listing standards of the NYSE and applicable SEC rules
NM	Non-Management Director
A	Audit Committee
C	Compensation Committee
NCG	Nominating and Corporate Governance Committee
REI	Real Estate Investment Committee
X	Committee Member
XC	Committee Chairman
SFE	SEC Financial Expert

					Committee Memberships				Other Public Company Boards
Name	Age (1)	Gender	Director Since	Primary Occupation	A	C	NCG	REI
H. Eric Bolton, Jr. Chairman	62	M	1997	CEO of MAA				XC	1
Russell R. French INDEPENDENT	73	M	2016	Special Limited Partner of Moseley & Co. VI, LLC and Class B Partner of Moseley & Co. VII, LLC and Moseley & Co. SBIC, LLC	X, SFE				-
Alan B. Graf, Jr. INDEPENDENT	65	M	2002	EVP and CFO of FedEx Corporation	L, XC, SFE				1
Toni Jennings INDEPENDENT	70	F	2016	Chairman of the Board of Jack Jennings & Sons, Inc. and Jennings & Jennings, Inc.		X	X		2
James K. Lowder INDEPENDENT	69	M	2013	Chairman of the Board of The Colonial Company				X	-
Thomas H. Lowder INDEPENDENT	69	M	2013	Past Chairman of the Board of Trustees and CEO of Colonial Properties Trust				X	-
Monica McGurk INDEPENDENT	49	F	2016	Chief Growth Officer of Kellogg Company		X	X		-
Claude B. Nielsen INDEPENDENT	68	M	2013	Chairman of the Board and Past CEO of Coca-Cola Bottling Company United, Inc.		X	XC		-
Philip W. Norwood INDEPENDENT	71	M	2007	Past President and CEO of Faison Enterprises, Inc.		XC	X	X	-
W. Reid Sanders INDEPENDENT	69	M	2010	President of Sanders Properties, LLC and Sanders Investments, LLC	X			X	2
Gary Shorb INDEPENDENT	68	M	2012	Past President and CEO of Methodist Le Bonheur Healthcare	X				-
David P. Stockert NM	57	M	2016	Past CEO of Post Properties, Inc.				X	1

(1)	Age is as of May 21, 2019, the meeting date for the Annual Meeting.

2019 PROXY STATEMENT	13

Board And Committee Meetings

MEETINGS OF THE BOARD, COMMITTEES AND OTHER GROUPS

The below schedule provides the number of meetings that the Board, each committee and certain other groups of the Board held during 2018.

4	Board
7	Audit Committee
4	Compensation Committee
4	Nominating and Corporate Governance Committee
6	Real Estate Investment Committee
4	Non-Management Directors
4	Independent Directors

As Lead Independent Director, Mr. Graf presides over the meetings of both the non-management directors and the independent directors.

DIRECTOR ATTENDANCE

All of the directors attended more than 75% of the meetings of our Board and their respective committees during the calendar year 2018.

INDEPENDENT DIRECTORS

A director is considered independent if our Board affirmatively determines that the director has no direct or indirect material relationship with us. Consistent with the requirements of the SEC and the NYSE, our Board reviews all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors. Our Board has adopted the following categorical standards.

⌂	A director who is an employee or whose immediate family member is one of our executive officers is not independent until three years after the end of such employment relationship.

⌂	A director who receives, or whose immediate family member receives, more than $120,000 in any given 12-month period in direct compensation from us, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 in any given 12-month period in such compensation.

⌂	A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, any of our present or former internal or external auditors is not independent until three years after the end of the affiliation or the employment or auditing relationship.

⌂	A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of our present executive officers serve on that company’s Compensation Committee is not independent until three years after the end of such service or the employment relationship.

⌂	A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, us for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not independent until three years after falling below such threshold.

Our Board consults with both internal and external counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent”, including those set forth in pertinent listing standards of the NYSE, as in effect from time-to-time.

REGULAR MEETINGS WITHOUT MANAGEMENT

Both our non-management directors and our independent directors regularly meet without management present. The Board has determined that Mr. Stockert is not an independent director because he was the CEO of Post Properties, Inc. which MAA acquired within the past five years. We consider Mr. Stockert to be a non-management director. As such, Mr. Stockert meets from time-to-time with the independent directors without the participation of management.

2019 PROXY STATEMENT	14

Standing Committees

Our Board has four standing committees: Audit; Compensation; Nominating and Corporate Governance; and Real Estate Investment. All of the members of the Audit, Compensation and Nominating and Corporate Governance committees are independent, pursuant to the standards set forth in our Corporate Governance Guidelines, the NYSE listing standards and applicable SEC rules. The Real Estate Investment Committee consists of four independent members and two non-independent members.

  AUDIT COMMITTEE

MEMBERS	INDEPENDENCE	MEETINGS IN 2018	SEC FINANCIAL EXPERTS
Alan B. Graf, Jr., CHAIRMAN Russell R. French W. Reid Sanders Gary Shorb	100% Independent	7	Alan B. Graf, Jr. Russell R. French

COMMITTEE RESPONSIBILITIES

⌂	Appoint, determine the compensation of, oversee and evaluate the work of the independent registered public accounting firm

⌂	Review and discuss with management and the independent registered public accounting firm the annual audited and quarterly unaudited financial statements and our disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-Qs and Form 10-K

⌂	Discuss earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, and discuss generally the financial information and earnings guidance which has been or will be provided to analysts and rating agencies

⌂	Review and discuss with management and the independent registered public accounting firm the adequacy and effectiveness of our systems of internal accounting and financial controls

⌂	Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters

⌂	Review with management and the independent registered public accounting firm our compliance with the requirements for qualification as a REIT

⌂	Review and reassess annually the Audit Committee Charter and submit any recommended changes to the Board for its consideration

⌂	Issue a report annually as required by the SEC’s proxy solicitation rules

2019 PROXY STATEMENT	15

COMPENSATION COMMITTEE

MEMBERS	INDEPENDENCE	MEETINGS IN 2018
Philip W. Norwood, CHAIRMAN Toni Jennings Monica McGurk Claude B. Nielsen	100% Independent	4

COMMITTEE RESPONSIBILITIES

⌂	Review and approve our compensation objectives

⌂	Review and recommend the compensation programs, plans, and awards for the CEO to the Board and review and approve the same for the other executive officers, after taking into consideration any past “Say-on-Pay” votes by our shareholders

⌂	Review and approve any employment and severance arrangements and benefits of the CEO and other executive officers

⌂	Recommend to the Board how often MAA should submit to the shareholders the “Say-on-Pay” vote

⌂	Recommend the compensation for directors to the Board

⌂	Evaluate and oversee risks associated with the company’s compensation policies and practices
⌂	Act as administrator, as may be required, for our equity-related incentive plans

⌂	Review and discuss with management the information contained in the Compensation Discussion and Analysis section of the Proxy Statement

⌂	Assess the independence of, retain and oversee compensation consultants, outside counsel and other advisors assisting the committee with the performance of its duties

⌂	Review and reassess annually the Compensation Committee Charter and recommend any proposed changes to the Board for approval

⌂	Issue a report annually related to executive compensation, as required by the SEC’s proxy solicitation rules

  NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

MEMBERS	INDEPENDENCE	MEETINGS IN 2018
Claude B. Nielsen, CHAIRMAN Toni Jennings Monica McGurk Philip W. Norwood	100% Independent	4

COMMITTEE RESPONSIBILITIES

⌂	Provide assistance and oversight in identifying qualified candidates to serve as members of the Board

⌂	Review the qualification and performance of incumbent directors to determine whether to recommend them as director nominees for re-election

⌂	Review and consider candidates for directors who may be suggested by any director or executive officer, or by any shareholder if made in accordance with our charter, bylaws and applicable law

⌂	Recommend to the Board members to serve on the committees of the Board
⌂	Oversee the annual evaluation of the effectiveness of the current policies and practices of the Board and its committees

⌂	Review and reassess annually the Nominating and Corporate Governance Committee Charter and submit any proposed changes to the Board for approval

⌂	Review and recommend to the Board appropriate corporate governance principles that best serve the practices and objectives of the Board

2019 PROXY STATEMENT	16

  REAL ESTATE INVESTMENT COMMITTEE

MEMBERS	INDEPENDENCE	MEETINGS IN 2018
H. Eric Bolton, Jr., CHAIRMAN James K. Lowder Thomas H. Lowder Philip W. Norwood W. Reid Sanders David P. Stockert	2/3rds Independent	6

COMMITTEE RESPONSIBILTIES

⌂	Consider and approve or disapprove specific property acquisitions, dispositions or development projects within approval levels established annually by the Board

⌂	Refer and make a recommendation on proposed property acquisitions or development projects outside the approval levels established annually by the Board
⌂	Review and reassess annually the Real Estate Investment Committee Charter and submit to the Board any recommended changes

⌂	Approve disposition of individual properties not included in the annual strategic plan reviewed and approved by the Board

Our Board may, from time-to-time, form other committees as circumstances warrant. Such committees will have authority and responsibility as delegated by our Board.

Committee Charters

Each standing committee of our Board has a charter. Copies of committee charters are available upon request at no charge.

ONLINE

http://ir.maac.com
Governance Documents section of Investor Relations page of our website

Information from our website is not incorporated by reference into this Proxy Statement.
BY MAIL

Send a written request
MAA, ATTN: Legal Department 6815 Poplar Avenue, Suite 500 Germantown, TN 38138

Diversity

The Board believes that diversity provides a breadth of knowledge, viewpoints and experiences that contribute to a stronger board and cultivates better decisions. The Board also believes that a diverse company will attract highly qualified associates and be appealing to residents, which will ultimately produce the best results for our shareholders.

The current Board represents diversity in many areas, including those listed below.

⌂	Industry knowledge

⌂	Company structure and leadership models

⌂	Technical areas of expertise

⌂	Geographic market knowledge of our portfolio footprint
⌂	Gender

⌂	Age

⌂	Tenure on Board

The Board believes that diversity in personal attributes such as gender, race and age are important to ensure the broadest range of ideas and perspectives are contributed to Board discussions. In addition, to be in a position to best lead MAA, the Board believes it is important that they reflect the diversity of our associates and residents. To that end, the Board is dedicated to expanding diversity in all areas, including personal attributes, and is committed to actively pursuing qualified candidates that will add diversity in areas such as race and ethnicity to the Board.

2019 PROXY STATEMENT	17

BOARD GOVERNANCE

We believe that effective corporate governance is critical to our long-term health and our ability to create long-term value for our shareholders. We continuously review our corporate governance policies and compare them to other public companies, our peers and industry best practices. We will continue to monitor emerging developments in corporate governance and enhance our policies and procedures when required by regulation or when our Board determines that it would benefit our shareholders.

Governance Documents

CORPORATE GOVERNANCE GUIDELINES

Approved by the Board and reviewed annually by the Nominating and Corporate Governance Committee, the Corporate Governance Guidelines reflect the principles by which the Board operates. These guidelines help to ensure that the Board is operating in a fashion that allows it to represent the best interests of our shareholders. The guidelines include the following requirements, among others.

Director Independence

At least a majority of directors on the Board must be independent.

Other Public Board Service

Directors can only serve on a total of three other public boards.

Resignation Upon Employment Change

Directors who have a change in employer or significant change in job responsibilities must submit an offer of resignation from the Board and all committees for consideration.

Mandatory Retirement Age

Directors are ineligible for nomination for re-election following their 75th birthday unless a waiver is granted by the Board for special circumstances.

Resignation In Uncontested Elections

Incumbent directors must tender their resignation to the Board for consideration if they fail to receive the required number of votes for re-election in an uncontested election.

Frequency Of Meetings

The Board is required to meet at least four times a year.

Compliance With Ethics And Compliance Policies

Directors and NEOs are required to comply with all MAA ethics and compliance policies. Any waivers must be approved by disinterested members of the Board and publicly disclosed.
Non-Management And Independent Director Meetings

Non-management directors are required to meet in executive session at regularly scheduled Board meetings and independent directors are required to meet at least once a year.

Board Access To Management And Advisors

The Board has full and free access to all associates and the authority to engage independent advisors without notifying or receiving approval from MAA.

Attendance At Annual Meeting

Directors are encouraged to attend annual meetings of shareholders. We have historically scheduled a Board meeting on the same day as our annual meeting of shareholders so that our directors will be on site for the meeting.

Minimum Share Ownership

Within five years of appointment, non-management directors must own 5x the annual cash retainer fee in shares of MAA stock or the equivalent. The CEO must own 3x his base salary and other NEOs must own 2x their respective base salary within three years of appointment to their respective position.

Holding Period Requirement

NEOs are required to retain ownership of at least 50% of net shares, after the payment of taxes, acquired through equity incentive plans.
Director Education

Directors are encouraged to attend accredited director education programs for which expenses are reimbursed by MAA.

Prohibition On Hedging

In relation to MAA’s securities, insiders, directors and NEOs are prohibited from (i) selling a security which is not owned at the time of sale (short sale); (ii) buying or selling puts, calls, other derivative securities or other derivative securities that provide the economic equivalent of MAA securities or any opportunity to profit from a change in the value of MAA securities or engage in other hedging transactions; (iii) use securities as collateral in a margin account; and (iv) pledging securities as collateral for a loan. In addition, MAA’s insider trading procedures prohibit the modification of grandfathered pledges which were already in place when the hedging prohibition was established.

Annual Performance Evaluations

The Nominating and Corporate Governance Committee oversees the anonymous evaluation by directors of the performance of the Board and each of their respective committees on an annual basis. Results are reviewed and discussed by the committees and the Board as a whole. Every three years a review is done by an external party to assist in ensuring the effective functioning of the Board and its committees.

2019 PROXY STATEMENT	18

CODE OF CONDUCT

MAA’s Code of Conduct reflects our commitment to achieving high standards of business, personal and ethical conduct. The Code of Conduct is applicable to our Board, executive officers, including the CEO and CFO, and all other associates. Each member of our Board and all of our executive officers annually review the requirements in the Code of Conduct and attest in writing to meet the standards therein. Amendments to or waivers from our Code of Conduct (to the extent applicable to our CEO, Principal Financial Officer or Principal Accounting Officer) are publicly disclosed on our website. No waivers to the Code of Conduct have been made as of the date of this Proxy Statement.

WHISTLEBLOWER POLICY

The Whistleblower Policy sets forth the procedures established by the Audit Committee to allow for the receipt, retention and treatment of complaints received by MAA regarding accounting, internal accounting controls or auditing matters as well as the confidential, anonymous submission of concerns regarding questionable accounting and auditing matters.

AUDIT COMMITTEE CHARTER

The Audit Committee Charter outlines the duties and responsibilities of the committee in fulfilling its responsibility to oversee the integrity of MAA’s financial statements, MAA’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualification and independence as well as the performance of MAA’s Internal Audit Department and independent registered public accounting firm.

COMPENSATION COMMITTEE CHARTER

The Compensation Committee Charter outlines the duties and responsibilities of the committee in fulfilling its responsibilities to discharge the responsibilities of the Board relating to compensation of MAA’s executive officers, including: establishing compensation policies and incentive and equity-based award plans to attract, motivate and retain high quality leadership and compensating them in a manner consistent with the interests of MAA’s shareholders;  overseeing MAA’s risk assessment and risk management relative to compensation structures; reviewing and discussing the Compensation Discussion and Analysis to be included in the Proxy Statement; and providing the Compensation Committee Report for inclusion in the Proxy Statement that complies with the rules and regulations of the SEC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

The Nominating and Corporate Governance Committee Charter outlines the duties and responsibilities of the committee to provide assistance to the Board in identifying and recommending individuals qualified to serve as directors of MAA, review the composition of the Board, review and recommend corporate governance policies for MAA, and oversee the evaluation of the Board, its committees and management.

REAL ESTATE INVESTMENT COMMITTEE CHARTER

The Real Estate Investment Committee Charter outlines the duties and responsibilities of the committee to consider and approve or disapprove specific property acquisitions, dispositions or development projects for MAA.

Copies of the above policies are available upon request at no charge.

Online
http://ir.maac.com
Governance Documents section of Investor Relations page of our website
Information from our website is not incorporated by reference into this Proxy Statement.
By Mail
Send a written request
MAA, ATTN: Legal Department 6815 Poplar Avenue, Suite 500 Germantown, TN 38138

Policies Available
Code of Conduct Whistleblower Policy Corporate Governance Guidelines Audit Committee Charter	Compensation Committee Charter Nominating and Corporate Governance Committee Charter Real Estate Investment Committee Charter

2019 PROXY STATEMENT	19

Bylaws And Charter Provisions

PROXY ACCESS

MAA’s bylaws allow a shareholder or a group of up to 20 shareholders that have collectively owned at least three percent of MAA’s common stock continually for a period of at least three years to nominate and include in our proxy materials director nominees constituting up to 20% of the Board, provided that the shareholder(s) and the nominees(s) satisfy the requirements specified in our bylaws.

SPECIAL MEETINGS OF SHAREHOLDERS

MAA’s bylaws allow any of the following to call a special meeting of the shareholders.

⌂	CEO
⌂	President
⌂	Majority of the Board
⌂	Majority of the independent directors
⌂	Shareholders representing more than 10% of voting shares

Information on how shareholders can request a special meeting and the requirements to do so can be found in our bylaws.

ANNUAL ELECTIONS OF ALL DIRECTORS

MAA’s charter requires the annual election of all directors. The Board believes that annual elections is an appropriate timeframe to ensure that directors are being held accountable to shareholders.

Copies of our bylaws and charter can be found on the SEC website at https://www.sec.gov.

Bylaws:	see Exhibit 3.2(i) to the Form 8-K which was filed on March 14, 2018
Charter:	see Exhibit 3.1 to the Form 10-K which was filed on February 24, 2017

Other Practices

SHAREHOLDER ENGAGEMENT

The Board’s primary role is to represent the long-term interests of our shareholders. MAA’s management and our dedicated investor relations team regularly engages with shareholders on a variety of topics through industry and investor conferences, non-deal road shows, MAA-hosted investor days, property tours, quarterly earnings calls and one-on-one calls and meetings, among other vehicles.  The Board oversees our engagement practices and is routinely updated with feedback received from shareholders.

Our shareholder’s views are important to us and several changes to our governance practices have been designed and implemented in collaboration with shareholders including moving from staggered to annual elections of directors, amending our bylaws to encompass proxy access rights for shareholders and in 2020, we’ll be issuing our first annual sustainability report.

In 2018 we had over 300 interactions with shareholders collectively representing approximately 2/3rds of the outstanding shares of our common stock. Shareholders with questions can reach our Investor Relations team at investor.relations@maac.com or (866) 576-9689.

COMMUNICATING DIRECTLY WITH OUR BOARD

Shareholders and other interested parties can communicate in writing with our Board, any of its committees, its non-management directors as a group or its independent directors as a group by using the address to the right.
MAA
ATTN: Corporate Secretary
6815 Poplar Avenue, Suite 500
Germantown, TN 38138

RE:  {group being addressed}

2019 PROXY STATEMENT	20

EXTERNAL CONSULTANT HELPS SET DIRECTOR COMPENSATION

The Board periodically engages an external compensation consultant to benchmark non-employee director compensation and make recommendations to the Nominating and Corporate Governance Committee on appropriate compensation packages generally in line with median compensation offered at peer companies.

PRACTICES RELATED TO EXECUTIVE COMPENSATION

For information on governance practices in place in regards to our NEOs, please see Program Structure and Governance in this Proxy Statement with the materials provided related to Proposal 2: Advisory Vote to Approve Executive Compensation.

PRACTICES RELATED TO FINANCIAL REPORTING, ACCOUNTING POLICIES AND AUDITING

For information on governance practices in place in regards to our accounting policies and procedures, controls over financial reporting and auditing practices, please see Audit Committee Policies in this Proxy Statement with the materials provided related to Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm.

PROCESS FOR IDENTIFYING AND SELECTING DIRECTOR NOMINEES

The Board is responsible for recommending director nominees to our shareholders for election at our annual meetings and, from time to time, for appointing directors to fill vacancies on the Board. Our Board has delegated the responsibility for evaluating Board needs and the process of identifying and recruiting director candidates for Board consideration to the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee routinely evaluates current and future needs taking into consideration various elements as may be important from time-to-time including the factors listed below.

⌂	The appropriate Board size to allow for efficient and effective functioning

⌂	Current or expected seat openings from resignations or mandatory age retirement

⌂	Key experiences, qualifications, attributes and skills of particular relevance to MAA’s business and structure

⌂	New qualifications needed to address MAA’s long-term strategy, changes in regulations and general business and industry developments
⌂	Diversity of the Board

⌂	Shareholder engagement feedback and the results of recent director elections and the advisory Say on Pay vote

⌂	Specific knowledge and expertise required related to committee responsibilities

⌂	Results of recent Board and committee performance evaluations

⌂	Input from the Board

Identification Of Potential Candidates

From time-to-time, the Nominating and Corporate Governance Committee will utilize a search consultant to identify potential candidates who may otherwise be unknown to the committee or who meet specific criteria the committee has identified as critical for the director nominee. The Nominating and Corporate Governance Committee also reviews all candidates that are recommended by directors and NEOs as well as candidates recommended by shareholders in accordance with our charter, bylaws and applicable law.

Shareholders interested in recommending or nominating a candidate for election should review the three options for doing so outlined below along with other information in this Proxy Statement as referenced and additional requirements that are provided in our bylaws. A copy of our bylaws can be found on the SEC website (https://www.sec.gov) as Exhibit 3.2(i) to the Form 8-K which was filed on March 14, 2018.

RECOMMEND A CANDIDATE TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Shareholders can recommend a director candidate for consideration by our Nominating and Corporate Governance Committee. To recommend a candidate for the 2020 Annual Meeting of Shareholders, the recommendation must be received at our corporate headquarters no later than December 11, 2019 and you must include the required information specified in our bylaws.

2019 PROXY STATEMENT	21

DIRECTLY NOMINATE A CANDIDATE FOR ELECTION BY SHAREHOLDERS

Shareholders who meet the requirements provided in our bylaws can directly nominate a candidate for election by our shareholders at an annual meeting. To directly nominate a candidate for election by our shareholders at the 2020 Annual Meeting of Shareholders, other than pursuant to the proxy access provision of our bylaws, you must provide the information required at our corporate headquarters no later than February 21, 2020. See Shareholder Proposal Requirements for the 2020 Annual Meeting of Shareholders in the Meeting and Voting Information section of this Proxy Statement for additional details.

HAVE YOUR DIRECTOR NOMINEE INCLUDED IN OUR PROXY MATERIALS

Pursuant to the proxy access provisions of our bylaws, shareholders who meet the requirements can have their director nominee included in our proxy materials for an annual meeting. To have a nominee included in our proxy materials for the 2020 Annual Meeting of Shareholders you must meet the requirements outlined in our bylaws and submit the required information to our corporate headquarters no later than December 11, 2019. See Proxy Access Notice Requirements for the 2020 Annual Meeting of Shareholders in the Meeting and Voting Information section of this Proxy Statement for additional details.

Selection Of Director Nominees

The Nominating and Corporate Governance Committee evaluates all potential candidates identified against the current needs assessment. General characteristics applicable to all directors as well as individual skills and experiences that should be represented on the Board as a whole, but not necessarily by each director, are considered.

Members of the Nominating and Corporate Governance Committee as well as other members of the Board and members of management will meet with director nominee candidates to ascertain their qualifications. The Nominating and Corporate Governance Committee recommends potential director nominees to the Board for their consideration and feedback.

While the exact criteria and weight given to any one item will vary for a given situation, the following are the types of considerations the Nominating and Corporate Governance Committee will take into account when evaluating a potential candidate.

ABILITY TO SERVE

The Nominating and Corporate Governance Committee will determine whether they believe the candidate will be able to provide quality service to the Board and our shareholders.

⌂	Material relationships with MAA
⌂	Potential conflicts of interest
⌂	Time availability
⌂	Independence status
⌂	Service on other public company boards
⌂	Schedule flexibility

GENERAL CHARACTERISTICS OF NOMINEE

The Board believes there are certain personal characteristics that every director must have in order to provide quality representation for our shareholders.

⌂	Personal and professional integrity, ethics and values
⌂	Mature wisdom and sound judgement
⌂	Inquiring and independent thinker
⌂	Ability to objectively appraise management performance
⌂	Willingness to represent the best interests of shareholders
KEY EXPERIENCE, QUALIFICATIONS AND SKILLS

The Board believes that there are key experiences, qualifications and skills that are particularly relevant to MAA’s business and structure and should be possessed by one or more members of the Board.

⌂	Real Estate Industry – Investment
⌂	Real Estate Industry – Development/Construction
⌂	Public Company Platforms
⌂	Financial Literacy
⌂	Capital Markets
⌂	Strategic Planning and Oversight
⌂	Risk Oversight
⌂	Organization Leadership
⌂	Corporate Governance

PERSONAL ATTRIBUTES

The Board believes that diversity in viewpoints, perspectives and ideas is a tremendous asset which should be actively embraced.  A diverse Board provides for more engaging discussions and allows for better understanding of our residents, leadership of our associates and representation of the long-term best interests of our shareholders.

⌂	Age	⌂	Race and Ethnicity
⌂	Gender	⌂	Background

2019 PROXY STATEMENT	22

DIRECTOR NOMINEES FOR ELECTION

Overview

The Board believes that each nominee for election has high ethical standards and is dedicated to representing the best interests of our shareholders. Furthermore, the Board feels the unique skills of each nominee collectively provide a strong foundation for the Board’s strategic oversight responsibilities. In addition, the nominees are geographically dispersed across our portfolio which we believe provides the Board with important market expertise.

The below table and graphs provide an overview of the nominees as a group. Ages are as of the Annual Meeting.

			COMMITTEES
	AGE	TENURE	AC	CC	NCGC	REIC	POSITION
H. Eric Bolton, Jr. Chairman	62	1997				⌂ CHAIR	CEO of MAA
Russell R. French INDEPENDENT SEC Financial Expert	73	2016	⌂				Special Limited Partner of Moseley & Co. VI, LLC
Alan B. Graf, Jr. Lead INDEPENDENT Director SEC Financial Expert	65	2002	⌂ CHAIR				EVP and CFO of FedEx Corporation
Toni Jennings INDEPENDENT	70	2016		⌂	⌂		Chairman of Jack Jennings & Sons, Inc.
James K. Lowder INDEPENDENT	69	2013				⌂	Chairman of The Colonial Company
Thomas H. Lowder INDEPENDENT	69	2013				⌂	Past Chairman and CEO of Colonial Properties Trust
Monica McGurk INDEPENDENT	49	2016		⌂	⌂		Chief Growth Officer of Kellogg Company
Claude B. Nielsen INDEPENDENT	68	2013		⌂	⌂ CHAIR		Chairman and Past CEO of Coca-Cola Bottling Company United, Inc.
Philip W. Norwood INDEPENDENT	71	2007		⌂ CHAIR	⌂	⌂	Past President and CEO of Faison Enterprises, Inc.
W. Reid Sanders INDEPENDENT	69	2010	⌂			⌂	President of Sanders Properties, LLC
Gary Shorb INDEPENDENT	68	2012	⌂				Past President and CEO of Methodist Le Bonheur Healthcare
David P. Stockert	57	2016				⌂	Past CEO of Post Properties, Inc.

AC = Audit Committee; CC = Compensation Committee;
NCGC = Nominating and Corporate Governance Committee, REIC = Real Estate Investment Committee

WomenInc. Magazine named Toni Jennings and Monica McGurk as two of 2018’s Most Influential Corporate Directors in their Winter 2018/2019 edition.

2019 PROXY STATEMENT	23

KEY EXPERIENCE, QUALIFICATIONS AND SKILLS SPECIFIC TO MAA

The below chart indicates the number of director nominees that satisfy each of the factors our Board has identified as being a key experience, qualification or skill relevant to our business and structure.

Real Estate Industry – Investment	6	Nominees	⌂⌂⌂⌂⌂⌂
Real Estate Industry – Development/Construction	6	Nominees	⌂⌂⌂⌂⌂⌂
Public Company Platforms	10	Nominees	⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂
Financial Literacy	9	Nominees	⌂⌂⌂⌂⌂⌂⌂⌂⌂
Capital Markets	9	Nominees	⌂⌂⌂⌂⌂⌂⌂⌂⌂
Strategic Planning and Oversight	12	Nominees	⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂
Risk Oversight	9	Nominees	⌂⌂⌂⌂⌂⌂⌂⌂⌂
Organization Leadership	12	Nominees	⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂
Corporate Governance	10	Nominees	⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂

Individual Director Nominee Details

Individual information including the qualifications of each of the nominees for director is set forth below. Directors’ ages are given as of the date of the Annual Meeting.

H. ERIC BOLTON, JR.		NOT INDEPENDENT

DIRECTOR SINCE February 1997 AGE 62	MAA BOARD SERVICE Chairman Real Estate Investment Committee, Chairman	CURRENT PUBLIC DIRECTORSHIPS EastGroup Properties, Inc. FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS None

Mr. Bolton joined MAA in 1994 as Vice President of Development and was named Chief Operating Officer in February 1996 and later promoted to President in December 1996. Mr. Bolton has served as our Chief Executive Officer since October 2001, and he became our Chairman of the Board in September 2002. Immediately prior to joining us, Mr. Bolton served as Executive Vice President and Chief Financial Officer of Trammell Crow Realty Advisors, for which he worked for more than five years. Prior to that, Mr. Bolton worked in the commercial banking industry for seven years.

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		OTHER EXPERIENCE AND EXPERTISE
⌂	Real Estate Industry – Investment	⌂	Multifamily operations
⌂	Real Estate Industry – Development/Construction	⌂	REIT structure
⌂	Public Company Platforms	⌂	Advisory Board of Governors of NAREIT
⌂	Financial Literacy	⌂	Previously on Executive Committee of National Multifamily Housing Council
⌂	Capital Markets
⌂	Strategic Planning and Oversight
⌂	Risk Oversight
⌂	Organization Leadership
⌂	Corporate Governance

2019 PROXY STATEMENT	24

RUSSELL R. FRENCH		INDEPENDENT

DIRECTOR SINCE December 2016 AGE 73	MAA BOARD SERVICE Audit Committee	CURRENT PUBLIC DIRECTORSHIPS None FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS Post Properties, Inc. (1993-2016)

Mr. French has been a special limited partner of Moseley & Co. VI, LLC since 2007 and a Class B Partner of both Moseley & Co. VII, LLC and Moseley & Co. SBIC, LLC since 2014. In addition, Mr. French has been a member of Moseley & Co. V, LLC, the general partner of a venture capital fund, since 2000. Mr. French is a retired venture capitalist and was previously a member of Moseley & Co. III and a partner of Moseley & Co. II, positions he held for more than five years. Prior to his career as a venture capitalist, Mr. French was a securities lawyer for King & Spalding LLP for 15 years. Mr. French is an Emeritus Trustee of Emory University.

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		OTHER EXPERIENCE AND EXPERTISE
⌂	Real Estate Industry – Investment	⌂	Industry and business analysis
	Real Estate Industry – Development/Construction	⌂	Long-term company performance analysis
⌂	Public Company Platforms	⌂	Other board Audit Committee service
⌂	Financial Literacy	⌂	Securities Law
⌂	Capital Markets	⌂	SEC Financial Expert
⌂	Strategic Planning and Oversight	⌂	Historical knowledge and perspective of Post Properties Inc. portfolio
⌂	Risk Oversight
⌂	Organization Leadership
⌂	Corporate Governance

ALAN B. GRAF, JR.		INDEPENDENT

DIRECTOR SINCE June 2002 AGE 65	MAA BOARD SERVICE Lead Independent Director Audit Committee, Chairman	CURRENT PUBLIC DIRECTORSHIPS NIKE, Inc. FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS None

Mr. Graf has been the Executive Vice President and Chief Financial Officer of FedEx Corporation since 1998 and is a member of FedEx Corporation’s Executive Committee. Mr. Graf served as Executive Vice President and Chief Financial Officer for FedEx Express, FedEx’s predecessor, from 1991 to 1998. Mr. Graf joined FedEx in 1980 as a senior financial analyst and held various management positions throughout the Finance Division prior to 1991. Mr. Graf also serves on the boards of Methodist Le Bonheur Healthcare, the Indiana University Foundation and the University of Memphis.

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		OTHER EXPERIENCE AND EXPERTISE
	Real Estate Industry – Investment	⌂	SEC Financial Expert
	Real Estate Industry – Development/Construction	⌂	Public board Audit Committee Chairman service
⌂	Public Company Platforms	⌂	Technology and Cyber security
⌂	Financial Literacy
⌂	Capital Markets
⌂	Strategic Planning and Oversight
⌂	Risk Oversight
⌂	Organization Leadership
⌂	Corporate Governance

2019 PROXY STATEMENT	25

TONI JENNINGS		INDEPENDENT

DIRECTOR SINCE December 2016 AGE 70	MAA BOARD SERVICE Compensation Committee Nominating and Corporate Governance Committee	CURRENT PUBLIC DIRECTORSHIPS Brown & Brown, Inc. Next Era Energy, Inc. FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS Post Properties, Inc. (2011-2016)

Ms. Jennings currently serves as the Chairman of the Board of Jack Jennings & Sons, Inc., a commercial construction firm, a position she has held for ten years. Ms. Jennings served as and was the first female Lieutenant Governor for the State of Florida from 2003 to 2007. Prior to that, Ms. Jennings served as President of Jack Jennings & Sons, Inc. from 1982 to 2003. During this time, Ms. Jennings also served in the Florida legislature, from 1976 to 2000, including 20 years in the Florida Senate where she served the last four years as Senate President.

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		OTHER EXPERIENCE AND EXPERTISE
	Real Estate Industry – Investment	⌂	Legislative and political acumen
⌂	Real Estate Industry – Development/Construction	⌂	Public board Compensation Committee service
⌂	Public Company Platforms	⌂	Historical knowledge and perspective of Post Properties Inc. portfolio
Financial Literacy
⌂	Capital Markets
⌂	Strategic Planning and Oversight
Risk Oversight
⌂	Organization Leadership
⌂	Corporate Governance

JAMES K. LOWDER		INDEPENDENT

DIRECTOR SINCE October 2013 AGE 69	MAA BOARD SERVICE Real Estate Investment Committee	CURRENT PUBLIC DIRECTORSHIPS None FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS None

Mr. Lowder has served as Chairman of the Board of The Colonial Company and its subsidiaries since 1995. Mr. Lowder is a member of the Home Builders Association of Alabama, the Greater Montgomery Home Builders Association, and serves on the Board of Directors of Alabama Power Company. James K. Lowder is the brother of Thomas H. Lowder, another one of our directors.

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		OTHER EXPERIENCE AND EXPERTISE
	Real Estate Industry – Investment	⌂	Commercial real estate industry
⌂	Real Estate Industry – Development/Construction	⌂	Historical knowledge and perspective of Colonial Properties Trust portfolio
⌂	Public Company Platforms
Financial Literacy
Capital Markets
⌂	Strategic Planning and Oversight
Risk Oversight
⌂	Organization Leadership
⌂	Corporate Governance

2019 PROXY STATEMENT	26

THOMAS H. LOWDER	INDEPENDENT

DIRECTOR SINCE October 2013 AGE 69	MAA BOARD SERVICE Real Estate Investment Committee	CURRENT PUBLIC DIRECTORSHIPS None FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS None

Mr. Lowder served as the Chairman of the Board of Trustees for Colonial Properties Trust from 1993 to October 2013 and as its Chief Executive Officer from 1993 to 2006 and again from 2008 to 2013. Mr. Lowder became President and Chief Executive Officer of Colonial Properties, Inc., Colonial Properties Trust’s predecessor, in 1976. Mr. Lowder also serves on the boards of Children's Hospital of Alabama, and Crippled Children's Foundation. Thomas H. Lowder is the brother of James K. Lowder, another one of our directors.

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		OTHER EXPERIENCE AND EXPERTISE
⌂	Real Estate Industry – Investment	⌂	Multifamily, office and retail operations
⌂	Real Estate Industry – Development/Construction	⌂	MAA market expertise
⌂	Public Company Platforms	⌂	Management and development of geographically dispersed human capital
⌂	Financial Literacy
⌂	Capital Markets	⌂	Business operations in Southeast U.S. markets
⌂	Strategic Planning and Oversight	⌂	Historical knowledge and perspective of Colonial Properties Trust portfolio
⌂	Risk Oversight
⌂	Organization Leadership	⌂	REIT structure
⌂	Corporate Governance

MONICA McGURK	INDEPENDENT

DIRECTOR SINCE March 2016 AGE 49	MAA BOARD SERVICE Compensation Committee Nominating and Corporate Governance Committee	CURRENT PUBLIC DIRECTORSHIPS None FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS None

Ms. McGurk has been the Chief Growth Officer of Kellogg Company since January 2019 after serving as Chief Revenue and eCommerce Officer upon joining the company in July 2018. Previously, Ms. McGurk served as the Chief Growth Officer for Tyson Foods, Inc. until September 2017, having joined the company in 2016 and serving as Executive Vice President of Strategy and New Ventures & President of Foodservice. Prior to joining Tyson Foods, Inc., Ms. McGurk worked for The Coca-Cola Company as Senior Vice President, Strategy, Decision Support and eCommerce, North America Group from 2014 to 2016, and as Vice President, Strategy & eCommerce from 2012 to 2014. Prior to her employment with The Coca-Cola Company, Ms. McGurk served for eight months as the Chief Executive Officer of The Alumni Factor, a digital media and information services start up. From 1992 to 2012, Ms. McGurk served in a variety of roles at McKinsey & Company, a global management consulting firm, including eight years as a partner.

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		OTHER EXPERIENCE AND EXPERTISE
	Real Estate Industry – Investment	⌂	Advanced analytics and consumer insights
	Real Estate Industry – Development/Construction	⌂	Digital marketing
⌂	Public Company Platforms	⌂	eCommerce
⌂	Financial Literacy	⌂	Enhanced branding
	Capital Markets	⌂	Innovation in web-based services
⌂	Strategic Planning and Oversight
⌂	Risk Oversight
⌂	Organization Leadership
⌂	Corporate Governance

2019 PROXY STATEMENT	27

CLAUDE B. NIELSEN	INDEPENDENT

DIRECTOR SINCE October 2013 AGE 68	MAA BOARD SERVICE Compensation Committee Nominating and Corporate Governance Committee, Chairman	CURRENT PUBLIC DIRECTORSHIPS None FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS None

Mr. Nielsen has served as Chairman of the Board of Directors for Coca-Cola Bottling Company United, Inc. since 2003. Mr. Nielsen served as Chief Executive Officer of Coca-Cola Bottling Company United, Inc. from 1991 to his planned retirement in 2016, having been previously appointed as President in 1990. Prior to 1990, Mr. Nielsen served as President of Birmingham Coca-Cola Bottling Company. Mr. Nielsen is currently a board member of the Birmingham Business Alliance.

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		OTHER EXPERIENCE AND EXPERTISE
	Real Estate Industry – Investment	⌂	Management and development of geographically dispersed human capital
Real Estate Industry – Development/Construction
⌂	Public Company Platforms	⌂	Business operations in Southeast U.S. markets
⌂	Financial Literacy	⌂	Historical knowledge and perspective of Colonial Properties Trust portfolio
⌂	Capital Markets
⌂	Strategic Planning and Oversight
⌂	Risk Oversight
⌂	Organization Leadership
⌂	Corporate Governance

PHILIP W. NORWOOD	INDEPENDENT

DIRECTOR SINCE August 2007 AGE 71	MAA BOARD SERVICE Compensation Committee, Chairman Nominating and Corporate Governance Committee Real Estate Investment Committee	CURRENT PUBLIC DIRECTORSHIPS None FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS None

Mr. Norwood is Principal of Haviland Capital, LLC, an investment company. Mr. Norwood served as the President and Chief Executive Officer of Faison Enterprises, Inc., a real estate development and investment company, from 1994 until his retirement in March 2013. Prior to joining Faison Enterprises, Inc., Mr. Norwood held several positions for Trammell Crow Company. Mr. Norwood is a member of several real estate associations and serves as the Chairman of the Board of Directors for Pacolet Milliken Enterprises, Inc.

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		OTHER EXPERIENCE AND EXPERTISE
⌂	Real Estate Industry – Investment	⌂	Participation in real estate associations
⌂	Real Estate Industry – Development/Construction	⌂	Business operations in Southeast U.S. markets
Public Company Platforms
Financial Literacy
⌂	Capital Markets
⌂	Strategic Planning and Oversight
⌂	Risk Oversight
⌂	Organization Leadership
Corporate Governance

2019 PROXY STATEMENT	28

W. REID SANDERS		INDEPENDENT

DIRECTOR SINCE March 2010 AGE 69	MAA BOARD SERVICE Audit Committee Real Estate Investment Committee	CURRENT PUBLIC DIRECTORSHIPS Granite Point Mortgage Two Harbors Investment Corp. FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS Silver Bay Realty Trust Corp. (2016-2017)

Mr. Sanders is the President of Sanders Properties, LLC and Sanders Investments, LLC. Mr. Sanders is the Co-Founder and served as the Executive Vice President of Southeastern Asset Management, and the President of Longleaf Partners Funds, from 1975 to 2000. Prior to 1975, Mr. Sanders served as an investment officer and worked in credit analysis and commercial lending in the banking industry from 1971 to 1975. Mr. Sanders currently serves on the Board of Directors, Compensation Committee and Executive Committee for Independent Bank, serves on the Investment Committee at Cypress Realty, a limited partnership involved in commercial real estate, and is on the Advisory Board of SSM Venture Partners III, L.P.

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		OTHER EXPERIENCE AND EXPERTISE
⌂	Real Estate Industry – Investment	⌂	Commercial real estate
	Real Estate Industry – Development/Construction	⌂	Acquisition and divestiture transaction analysis
⌂	Public Company Platforms	⌂	REIT structure
⌂	Financial Literacy
⌂	Capital Markets
⌂	Strategic Planning and Oversight
Risk Oversight
⌂	Organization Leadership
⌂	Corporate Governance

GARY SHORB	INDEPENDENT

DIRECTOR SINCE May 2012 AGE 68	MAA BOARD SERVICE Audit Committee	CURRENT PUBLIC DIRECTORSHIPS None FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS None

Mr. Shorb served as the President and Chief Executive Officer of Methodist Le Bonheur Healthcare, an integrated healthcare system that comprises a seven-hospital operation with $2 billion in annual revenues, from 2001 to his planned retirement in 2016, continuing to serve as a Senior Advisor to the Chief Executive Officer through April 2017. Mr. Shorb joined Methodist Le Bonheur Healthcare in 1990 as Executive Vice President. Before joining Methodist Le Bonheur Healthcare, Mr. Shorb served as President of the Regional Medical Center in Memphis, Tennessee for four years. Prior to his work in the healthcare industry, Mr. Shorb worked as a project engineer with Exxon and served as a Lieutenant Commander in the U.S. Navy. Mr. Shorb serves on a number of civic and non-profit boards and is currently serving as the Executive Director of The Urban Child Institute.

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		OTHER EXPERIENCE AND EXPERTISE
	Real Estate Industry – Investment	⌂	Critical service industry expertise
	Real Estate Industry – Development/Construction	⌂	Management and development of geographically dispersed human capital
Public Company Platforms
⌂	Financial Literacy	⌂	Business operations in Southeast U.S. markets
	Capital Markets	⌂	Non-profit leadership and oversight
⌂	Strategic Planning and Oversight
⌂	Risk Oversight
⌂	Organization Leadership
Corporate Governance

2019 PROXY STATEMENT	29

DAVID P. STOCKERT	NOT INDEPENDENT

DIRECTOR SINCE December 2016 AGE 57	MAA BOARD SERVICE Real Estate Investment Committee	CURRENT PUBLIC DIRECTORSHIPS Duke Realty Corporation FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS Post Properties, Inc. (2002-2016)

Mr. Stockert served as Chief Executive Officer and President of Post Properties, Inc. from 2002 to 2016 and as its President and Chief Operating Officer from 2001 to 2002. Prior to joining Post, Mr. Stockert served as Executive Vice President of Duke Realty Corporation from 1999 to 2000, and as Senior Vice President and Chief Financial Officer of Weeks Corporation from 1995 to 1999. Prior to joining Weeks Corporation, Mr. Stockert was an investment banker and a certified public accountant. Mr. Stockert currently serves on multiple civic and charitable organizations in the Atlanta area.

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		OTHER EXPERIENCE AND EXPERTISE
⌂	Real Estate Industry – Investment	⌂	Multifamily operations
⌂	Real Estate Industry – Development/Construction	⌂	MAA market expertise
⌂	Public Company Platforms	⌂	Management and development of geographically dispersed human capital
⌂	Financial Literacy
⌂	Capital Markets	⌂	Business operations in Southeast U.S. markets
⌂	Strategic Planning and Oversight	⌂	Historical knowledge and perspective of Post Properties Inc. portfolio REIT structure
⌂	Risk Oversight	⌂
⌂	Organization Leadership	⌂	Digital marketing
⌂	Corporate Governance

Certain Relationships And Related Transactions

We have adopted a Code of Conduct, which specifies our policy relating to conflicts of interest. The Code of Conduct states that a “conflict of interest” exists when an individual’s private interests interfere in any way or appear from the perspective of a reasonable person to interfere in any way with the interests of the company. Under the Code of Conduct, an associate who becomes aware of a potential conflict of interest must report the conflict to a supervisor, our legal department, internal audit department or human resources group. If the potential conflict of interest involves our CEO, any of our executive officers, or a director, our Board will determine whether to grant a waiver if a conflict of interest exists. On an annual basis, the Nominating and Corporate Governance Committee, as well as the full Board, reviews the independence of each director, all transactions involving related parties and any potential conflict of interests. In addition, our Audit Committee charter specifies that the Audit Committee will review and discuss with management and our independent registered public accounting firm material related party transactions as required by applicable accounting and regulatory pronouncements. All transactions involving related parties must be approved by a majority of the disinterested members of our Board.

Based on the information presented to it, the Board and the Nominating and Corporate Governance Committee determined that no related party transactions occurred or were proposed since the beginning of 2018.

Material Relationships

None of our non-management directors had relationships with us during 2018 that the Board determined were material.

Indebtedness Of Management

None of our NEOs or directors were indebted to us during 2018.

Compensation Committee Interlocks And Insider Participation

The Compensation Committee consists of Philip W. Norwood, as Chairman, Toni Jennings, Monica McGurk and Claude B. Nielsen. None of the members of the Compensation Committee is or was an officer or associate of the company. During 2018, none of our NEOs served as a director or member of the Compensation Committee of any other entity whose executive officers served on our Board or Compensation Committee.

2019 PROXY STATEMENT	30

DIRECTOR COMPENSATION

Compensation Philosophy

Upon recommendations from the Compensation Committee, the Board sets compensation for our non-management directors. Directors who are associates of MAA are not compensated for serving on the Board.

The Board believes that the approach towards non-management director compensation should reflect the values used in setting executive compensation in that it should be generally in line with the median compensation offered at comparable peer companies and reflect a mix of both cash and equity compensation to ensure alignment with our shareholders. The consultant hired by the Compensation Committee to assist with setting executive compensation is also engaged to benchmark and recommend appropriate compensation for our non-management directors.

In considering their recommendation to the Board on non-management director compensation, the Compensation Committee also considers other factors such as the levels of responsibility and liability assumed by directors, time commitment involved, the level of expertise and skill the Board wishes to attract and retain, and the additional responsibilities associated with serving on committees, as a chairman of a committee or as the Lead Independent Director.

2018 Compensation Program

The compensation program in place for non-management directors in 2018 was unchanged from the program that was set in 2017 to bring the total compensation up to the then median level of MAA’s comparative peer group for compensation.

ANNUAL CASH FEES

The annual cash fees indicated below were paid in quarterly installments following our routine quarterly Board meetings. Committee chairmen do not receive their respective committee’s service fee in addition to their chairman fee.

$65,000	Board service fee
$17,500	Audit Committee Chairman fee
$7,500	Audit Committee service fee
$15,000	Compensation Committee Chairman fee
$6,250	Compensation Committee service fee
$10,000	Nominating and Corporate Governance Chairman fee
$3,750	Nominating and Corporate Governance service fee
$6,250	Real Estate Investment Committee service fee
$20,000	Lead Independent Director fee

GRANTS OF SHARES OF RESTRICTED STOCK

Shares of restricted stock are granted following election to the Board and vest at the end of the director’s then-current term. Directors who choose to leave the Board before their term is completed for reasons other than retirement, disability or death forfeit their granted shares of restricted stock.

$125,000	Value of annual grant	Number of shares issued was based on the closing stock price on May 22, 2018, the day the director was elected to the Board by shareholders.

DEFERRED COMPENSATION

In accordance with our Non-Qualified Deferred Compensation Plan For Outside Company Directors, directors have the option of having the comparable value of phantom stock issued into a deferred compensation account in lieu of receiving their annual cash fees and/or their grant of shares of restricted stock. If directors choose to defer their compensation in this manner, the compensation is paid out in two annual installments either in shares of our common stock or in the cash equivalent, at the director’s election, beginning in the year following the year in which the director retires from the Board.

2019 PROXY STATEMENT	31

CAPS ON DIRECTOR COMPENSATION

Under the Second Amended and Restated MAA 2013 Stock Incentive Plan approved by shareholders at the 2018 Annual Meeting of Shareholders, the total value of cash paid to a director in one calendar year cannot exceed $250,000. In addition, the total value of the equity awards granted to a director in one calendar year cannot exceed $400,000.

Director Compensation Table

The table below represents the compensation earned by each non-employee director during 2018.

	Fees Earned	Stock	All Other
	or Paid in Cash	Awards	Compensation	Total
Name	($) (1)	($) (2)	($) (3)	($)
Russell R. French (4)	$72,500	$124,954	$4,777	$202,231
Alan B. Graf, Jr. (4)	$102,500	$124,954	$4,777	$232,231
Toni Jennings	$75,000	$124,954	$4,777	$204,731
James K. Lowder	$72,188	$124,954	$4,777	$201,919
Thomas H. Lowder (4)	$71,250	$124,954	$4,777	$200,981
Monica McGurk (4)	$75,000	$124,954	$4,777	$204,731
Claude B. Nielsen	$81,250	$124,954	$4,777	$210,981
Philip W. Norwood (4)	$90,000	$124,954	$4,777	$219,731
W. Reid Sanders (4)	$78,750	$124,954	$4,777	$208,481
Gary Shorb (4)	$72,500	$124,954	$4,777	$202,231
David P. Stockert (4)	$71,250	$124,954	$4,777	$200,981

(1)

This column represents all annual cash fees regardless of whether they were paid as cash or deferred by the director and issued as phantom stock in MAA’s Non-Qualified Deferred Compensation Plan For Outside Company Directors.

(2)	This column represents the grant of 1,391 shares of restricted stock on May 22, 2018 at the closing stock price of $89.83. The restricted stock will vest on May 22, 2019, dependent upon continued service on the Board through the end of the director’s term. The below table represents the aggregate restricted stock awards which were outstanding at December 31, 2018.

Unvested
Stock
Name	Awards
Russell R. French	1,391
Alan B. Graf, Jr.	1,391
Toni Jennings	1,391
James K. Lowder	1,391
Thomas H. Lowder	1,391
Monica McGurk	1,391
Claude B. Nielsen	1,391
Philip W. Norwood	1,391
W. Reid Sanders	1,391
Gary Shorb	1,391
David P. Stockert	1,391

(3)	The dollar amount in this column represents the dividends paid during 2018 on outstanding restricted stock awards regardless of whether an 83(b) election was made or if the director elected to have the underlying shares issued as phantom stock in MAA’s Non-Qualified Deferred Compensation Plan For Outside Company Directors.

(4)	These directors elected to have their annual cash fees issued as shares of phantom stock in MAA’s Non-Qualified Deferred Compensation Plan For Outside Company Directors. The below table represents the aggregate number of shares of phantom stock issued.

Phantom
Stock
Name	Issued
Russell R. French	763
Alan B. Graf, Jr.	1,080
Thomas H. Lowder	751
Monica McGurk	790
Philip W. Norwood	948
W. Reid Sanders	830
Gary Shorb	764
David P. Stockert	750

2019 PROXY STATEMENT	32

EXECUTIVE COMPENSATION

PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

MATTER TO BE VOTED

Advisory (non-binding) vote to approve NEO compensation as disclosed in this Proxy Statement.

Section 14A of the Exchange Act requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs. As such, shareholders are asked to approve the compensation paid to our NEOs as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the disclosures in the Compensation Discussion and Analysis and Executive Compensation Tables sections of this Proxy Statement.

VOTE REQUIRED

This proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.

The vote under this proposal is advisory, and therefore, not binding on us, our Board or the Compensation Committee. However, our Board, including the Compensation Committee, values the opinions of our shareholders and, to the extent there is a significant vote against the NEO compensation as disclosed in this Proxy Statement, the Board will consider what actions may be appropriate.

IMPACT OF ABSTENTIONS

Abstentions will have no legal effect on whether this proposal is approved.

IMPACT OF BROKER NON-VOTES

Broker non-votes will have no legal effect on whether this proposal is approved.

BOARD RECOMMENDATION Our Board recommends a vote FOR the compensation of our NEOs as disclosed in this Proxy Statement.

As described in detail under the heading Compensation Discussion and Analysis in this Proxy Statement, we seek to closely align the interests of our NEOs with the interests of our shareholders. Our compensation programs are designed to reward for the achievement of individual, functional unit and company strategic goals, as well as long-term shareholder value creation, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The vote on this proposal is not a vote on our general compensation policies, compensation of the Board, or our compensation policies as they relate to risk management. It is also not a vote intended to address any specific element of compensation. The vote relates to the compensation of our NEOs as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. While the vote is an advisory, non-binding vote, our Board values shareholder input on executive compensation and the Compensation Committee will consider the results of this vote in determining future compensation. We conduct this vote on an annual basis, and the next such vote will take place with our 2020 Annual Meeting of Shareholders.

2019 PROXY STATEMENT	33

EXECUTIVE OFFICERS OF THE REGISTRANT

The following individuals served as our NEOs in 2018. NEO ages are as of May 21, 2019.

H. ERIC BOLTON, JR.	62

Chairman and CEO

Mr. Bolton joined us in 1994 as Vice President of Development and was named COO in February 1996 and promoted to President in December 1996. Mr. Bolton assumed the position of CEO in October 2001 and became Chairman of the Board in September 2002. Prior to joining us, Mr. Bolton was with Trammell Crow Company for more than five years, and was EVP and CFO of Trammell Crow Realty Advisors. Prior to that, Mr. Bolton worked in the commercial banking industry for seven years.

THOMAS L. GRIMES, JR.	50

EVP, COO

Mr. Grimes was promoted to COO in December 2011, having previously served as EVP and Director of Property Management. Prior to this position, Mr. Grimes served us as an Operations Director over the Central and North Regions. Mr. Grimes also served as Director of Business Development where he worked with our joint venture partners, managed our new development efforts and directed our ancillary income business. Mr. Grimes joined us in 1994.

ALBERT M. CAMPBELL, III	52

EVP, CFO

Prior to his appointment as CFO in January 2010, Mr. Campbell served as our EVP, Treasurer and Director of Financial Planning and was responsible for managing the funding requirements of the business to support corporate strategy. Mr. Campbell joined us in 1998 and was initially responsible for external reporting and financial planning. Prior to joining us, Mr. Campbell worked as a Certified Public Accountant with Arthur Andersen and served in various finance and accounting roles with Thomas & Betts Corporation.

ROBERT J. DELPRIORE	51

EVP, GC

Mr. DelPriore joined us in August 2013 as our EVP and GC. Prior to joining us, Mr. DelPriore was a partner in the securities department of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC from February 2008 through August 2013; during which time he served as counsel to MAA. Prior to that, Mr. DelPriore was a partner in the corporate securities group of Bass, Berry & Sims PLC; during which time he served as counsel to MAA.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis section provides a detailed discussion of our executive compensation. It begins with our compensation philosophy and objectives, then describes the process we undertake to set executive compensation including the factors we consider when making compensation decisions. We then discuss the structure and individual elements of our executive compensation program and review the compensation awarded to our CEO and other NEOs in 2018.

Throughout this Compensation Discussion and Analysis section, we have included our rationale for our executive compensation decisions and how we believe the compensation set for our executives helps MAA achieve the strategic vision of the Board and supports the long-term best interests of our shareholders.

To help you navigate the discussion, following is a detailed outline of the topics covered in this Compensation Discussion and Analysis section.

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Compensation Discussion And Analysis

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TOTAL DIRECT COMPENSATION APPROACH

Philosophy And Objectives

The primary objective of our executive compensation program is to drive key business and strategic goals over various time frames in support of long-term shareholder value creation. We also seek to provide fair and competitive pay opportunities that align with both overall MAA and individual performance, shareholder interests and sound corporate governance practices. The Compensation Committee, and the Board in regards to the CEO, believes that to implement this philosophy and create a balanced and reasonable compensation package in the best long-term interests of our shareholders, the below objectives must be considered and reflected in the program.

ATTRACT AND RETAIN

Total executive compensation should be sufficiently competitive against other REITs and well-managed companies within the real estate industry to attract and retain highly qualified executive management with the appropriate expertise and leadership abilities.

NOT OVERPAY

Total Target direct compensation is generally positioned at or near 50th percentile market values for similar roles at industry peers and other comparable companies, with a heavy emphasis on performance-based variable pay.

AVOID UNDUE RISK

Compensation elements and plans should not overly incentivize executive management to take undue risks.

FAIR AND EQUITABLE

Total compensation opportunities should be fair and equitable amongst the executive officers, across all MAA associates and within our industry, reflecting the breadth, scope and complexity of the individual role.

REFLECT RESPONSIBILITIES AND QUALIFICATIONS

Total compensation opportunities should reflect each respective executive’s ability to impact overall MAA performance and experience, expertise and proven performance within their role.

QUANTIFIABLE

Total compensation should be clearly defined and based on measurable objectives.

ALIGN WITH MAA’s CULTURE

Total compensation opportunities should encourage ethical leadership aligned with MAA’s culture statement and Code of Conduct.

ALIGN WITH OVERALL MAA PERFORMANCE (Pay for Performance)

Total compensation opportunities should align executive management interests with overall MAA performance.

BALANCE ANNUAL AND LONG-TERM STRATEGIC GOALS

Total compensation opportunities should incentivize a balance between delivering annual results and ensuring long-term performance.

REWARD SUPERIOR PERFORMANCE

Total compensation should reward executives for achieving superior individual and overall MAA performance which exceeds Target goals.

ALIGN WITH SHAREHOLDERS

Total compensation should align the financial interests and goals of our executives with those of our shareholders.

REWARD FOR CREATING LONG-TERM SHAREHOLDER VALUE

Executive management should benefit from creating long-term shareholder value.

SUSTAINABLE

Total compensation packages should be sustainable to ensure consistency in our ability to retain qualified executive management and to continue to create long-term value for our shareholders in the future.

SUPPORTED BY SHAREHOLDERS

Executive compensation packages should have the support of our shareholders.

The Board does not apply a specific weight or otherwise necessarily value one individual concept over another as the concepts deemed to be of most relevance may change over time reflecting changing compensation environments and MAA’s strategic initiatives. The numbers have been provided to assist in understanding how our compensation objectives are integrated in the structure and elements of our executive compensation package as discussed throughout the remainder of the Total Direct Compensation Approach section of this Proxy Statement.

Decision Making Process

The Compensation Committee is responsible for the compensation of executive management, both in terms of establishing the form and opportunities for each executive and in overseeing the actual awards made to each executive under our compensation plans. In regards to the CEO, the Compensation Committee makes recommendations to our Board and the non-management directors vote to approve CEO compensation.

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The Compensation Committee considers many factors and, from time-to-time, obtains input related to certain aspects of executive compensation from the non-management directors as well as other non-Board sources, including external consultants. The committee does not have a pre-defined framework that determines which factors may be more or less important, and the emphasis placed on any given factor may vary both among the respective executives and over time.

Ultimately, it is the Compensation Committee’s judgment of all factors it deems relevant at any given time that forms the basis for determining the executive compensation set for our CEO and other NEOs.

SAY ON PAY

The Compensation Committee carefully considers the results of the vote by shareholders to approve executive compensation. Due to the long-term nature of some compensation elements, the committee also feels it is important to obtain shareholder feedback on a routine, frequent basis. As such, the Board, on behalf of the Compensation Committee, has always recommended that the frequency of the vote to approve executive compensation be done on an annual basis.

The Compensation Committee considered the 94.9% favorable result of the shareholder vote on executive compensation from the 2017 Annual Meeting of Shareholders when establishing the 2018 executive compensation packages, and the Compensation Committee believes the Say on Pay vote at the 2018 Annual Meeting of Shareholders was an endorsement by shareholders of our overall total compensation package and approach for our NEOs.

93.6% APPROVAL FOR Say on Pay in 2018	Annual Say on Pay Shareholder Vote APPROVED EVERY YEAR Since Introduced in 2011	Say on Pay AVERAGE APPROVAL RATE 96.3% since 2011

ROLE OF COMPENSATION CONSULTANT

The Compensation Committee has the power and authority to hire outside advisors or consultants to assist the committee in fulfilling its responsibilities, at our expense and upon terms established by the Compensation Committee. The Compensation Committee routinely hires external consultants to assist in reviewing our executive compensation program, establishing an appropriate benchmark comparator group, benchmarking plan design, mix of compensation elements and level of compensation opportunities, and evaluating risks associated with our executive compensation program.

After our merger with Post Properties, Inc. in 2016, the Compensation Committee engaged Semler Brossy to consult on executive compensation for 2017. Based on Semler Brossy’s review, among other considerations, the Compensation Committee established a two-year plan to address the then determined gap between our executive compensation packages and the median of our comparator peer group. As such, a compensation consultant was not hired in 2017 to advise on the executive compensation package for 2018; however, the Compensation Committee did consider whether other factors warranted revisions to the two-year plan in establishing our 2018 executive compensation package.

The Compensation Committee subsequently hired Pearl Meyer & Partners, LLC in 2018 to assist with the review and development of the executive compensation program for 2019.

Compensation Consultant Independence

Prior to the retention of a compensation consultant or any other external advisor, and from time-to-time as the Compensation Committee deems appropriate, the Compensation Committee assesses the independence of such advisor from management, taking into consideration all factors relevant to such advisor’s independence, including the factors specified in NYSE listing standards.

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The Compensation Committee assessed the independence of both Semler Brossy and Pearl Meyer & Partners, LLC, taking into account the factors listed below.

⌂	The policies and procedures the consultant has in place to prevent conflicts of interest

⌂	Any business or personal relationships between the consultant and the members of the Compensation Committee

⌂	Any ownership of our common stock by the individuals whom performed consulting services for the Compensation Committee

⌂	Any business or personal relationship of either firm with any of our executive officers

Both Semler Brossy and Pearl Meyer & Partners, LLC provided the Compensation Committee with appropriate assurances and confirmation of their independent status pursuant to the factors indicated above. The Compensation Committee believes that Semler Brossy and Pearl Meyer & Partners, LLC were independent throughout their service to the committee and that there was no conflict of interest between either firm and the Compensation Committee.

MARKET BENCHMARKING CONSIDERATIONS

The Compensation Committee considers benchmark information when establishing and measuring the competitiveness of various aspects of our executive compensation packages, including the items listed below.

⌂	Base salary ranges

⌂	Annual and long-term incentive award ranges

⌂	Mix of cash and equity award opportunities

⌂	Target performance opportunities

⌂	Total direct compensation

⌂	Validity of package design and performance measures

While we believe that the type and levels of compensation opportunities we provide should be competitively reasonable and appropriate for our business needs and circumstances, the Compensation Committee’s approach is to consider competitive compensation practices amongst other relevant factors rather than establishing compensation at specific benchmark percentiles. This enables us to respond to changes in the labor market and provides us with flexibility in maintaining and enhancing the engagement, focus and motivation of our executives.

Broadly, however, unless otherwise warranted by performance, the Compensation Committee does not believe it is reasonable or appropriate for Target executive compensation to be materially outside of comparative benchmark ranges (either above the 75th percentile or below the 25th percentile) whether in terms of individual elements of the compensation program or overall total Target executive compensation.

Compensation Comparator Group

The Compensation Committee believes it is critical to select the appropriate comparator group for benchmarking purposes. In conjunction with consulting with our Compensation Committee to set 2017 executive compensation after our merger with Post Properties, Inc., Semler Brossy performed a peer screen, reviewing various metrics such as enterprise value, annual revenue, number of employees, number of properties and number of units of all publicly traded REITs (excluding highly focused sub-industries such as forest and casino management, companies that exhibited significant, sustained financial distress, and companies with clear pay-related governance fouls). The resultant peer group consisted of six multifamily REITs, representing MAA’s sub-industry and comparable to MAA in operational structure and human capital needs, and 12 additional REITs of similar size and metric statistics to MAA.

Upon review by the Compensation Committee, two companies were removed from the proposed peer group; one which was identified as having pay governance issues related to being a consistently high payer which the Compensation Committee did not feel was in line with its philosophy on executive compensation, and one with a unique operating model unaligned with MAA’s structure.

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The final comparator group adopted by the Compensation Committee for review of executive compensation for 2017, which remained in place as part of the two-year plan put in place encompassing executive compensation for 2018, consisted of the companies listed below.

⌂	Apartment Investment & Management Co.

⌂	AvalonBay Communities, Inc.

⌂	Boston Properties, Inc.

⌂	Brixmor Property Group, Inc.

⌂	Camden Property Trust

⌂	DDR Corp.

⌂	Duke Realty Corp.

⌂	Equity Residential

⌂	Essex Property Trust, Inc.

⌂	Extra Space Storage, Inc.

⌂	Federal Realty Investment Trust

⌂	Host Hotels & Resorts, Inc.

⌂	Kimco Realty Corp.

⌂	Macerich Co.

⌂	Taubman Centers, Inc.

⌂	UDR, Inc.

Findings of Compensation Consultant

Semler Brossy provided the final results of their review at the December 2016 Compensation Committee meeting and the Compensation Committee considered Semler Brossy’s review in setting the executive compensation programs for 2017 and 2018.

Semler Brossy assessed Target total pay levels against the final peer group, as well as other available market data, specifically reviewing salary, Target annual cash compensation (salary plus Target short-term incentives) and Target total direct compensation (salary plus Target short-term and long-term incentives). Semler Brossy reported that salary, Target annual cash and Target total compensation opportunities for our CEO and each of our other NEOs fell well below the median of the peer group, with Target total compensation falling 23% or more below the median, well outside the competitive range identified by Semler Brossy (+-15% to median) to attract and retain talent and well below targeted pay positioning per MAA’s compensation philosophy. Furthermore, Semler Brossy noted that while shortfalls were present in both the cash and equity components of compensation for our CEO and each of our other NEOs, most of the shortfall was the equity component.

Overall, given the change in size and complexity of MAA and the expanded scope of responsibility of our CEO and each of our other NEOs following the merger with Post Properties, Inc., the Compensation Committee believed these results indicated that compensation was generally lagging, in relation to both cash and equity incentives. As a result, and after consideration of other factors, the Compensation Committee felt it was appropriate to adopt increases in base salaries and to increase the total award opportunity as a percent of salary available under the LTIP in 2017; however, given the size of the base salary increase believed warranted by the Compensation Committee, the committee determined to split the increase across 2017 and 2018.

ROLE OF EXECUTIVE MANAGEMENT

While our CEO does participate in general meetings of the Compensation Committee and provides input on compensation decisions related to the other NEOs, he does not participate in executive sessions of the Compensation Committee nor does he participate in any discussions determining his own compensation. Annually, upon request from the Compensation Committee, our CEO provides the committee with data pertinent to his and the other executive’s performance and compensation. Generally this information pertains to the achievement of individual functional goals.

At the end of any incentive plan measurement period, our CEO presents base results of the plan for the Compensation Committee’s review and, if necessary, further evaluation and/or adjustment. The base results are calculated and prepared by our Chief Ethics and Compliance Officer and Corporate Secretary according to the underlying plan documents and then reviewed by the Director of Finance prior to presentation to the Compensation Committee.

All incentive plans and any payments made thereunder are developed, adopted and awarded by the Compensation Committee. All compensation related to our CEO is recommended by the Compensation Committee to our full Board, which ultimately has responsibility for approving CEO compensation.

RISK CONSIDERATIONS

The Compensation Committee annually evaluates the risks involved with all of our compensation programs company-wide, including risks specifically associated with our executive compensation program, and strives to design total compensation to mitigate those risks without diminishing the incentive nature of the compensation. Following its 2018 evaluation, the Compensation Committee determined that our compensation programs do not create risks that are reasonably likely to have a material adverse impact on us.

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Below are specific design factors which the Compensation Committee believes help to discourage undue risk taking and therefore considers in determining the overall risk level of our executive and company-wide compensation programs.

Multiple Elements

All compensation programs include both fixed amounts (as in the case of base salary) and variable amounts dependent upon performance (as in the case of incentive plans). This balanced, multi-component approach discourages undue risk taking in any one area as the greatest reward comes from balancing the results of all elements of compensation opportunities.

Shareholder Approved Caps On Incentive Awards

The Second Amended and Restated MAA 2013 Stock Incentive Plan which was approved by shareholders at the 2018 Annual Meeting of Shareholders limits the amount of performance based awards within a performance cycle granted to any one covered employee to 150,000 shares or $5 million for cash-based awards. The plan also limits the amount of stock option awards granted to any one associate within the calendar year to 100,000.

 Individual Award Caps

In addition to the caps approved by shareholders for awards in general, each associate’s incentive program opportunity is capped. With respect to executive officers, these caps are set by the Compensation Committee and, with respect to the CEO, the Board upon Compensation Committee recommendation at levels below the limits approved by shareholders.

Senior And Executive Awards Include Separate Short And Long Term Opportunities

Incentive opportunities for senior and executive management contain both short and long term elements. This balanced approach discourages undue risk taking as the greatest reward comes from balancing the results of both short and long term goals and ensures that executive management remains focused on both delivering results today while also ensuring the ability to perform in the future.

Incentive Awards Are Tied To Performance (Pay for Performance)

Incentive opportunities are tied to individual and/or overall performance goals which are set in alignment with our annual and, in the case of senior and executive management, long term strategic goals. This ensures that management remains focused on executing the strategic vision of MAA.

Target Levels Are Tied To MAA Guidance And Industry Return Performance

Target opportunities for senior and executive management are tied to our publicly disclosed guidance and our relative performance to the industry. While this provides an opportunity to reward superior performance, it discourages undue risk taking because it does not require over performance beyond the performance determined to be achievable and set by MAA.

Performance Goals Are Tied To Measurable Metrics

Performance goals are tied to quantifiably measurable metrics and, in the case of senior and executive management, to financial information underlying our publicly disclosed financial statements which are audited by our independent registered public accounting firm and reviewed by the Audit Committee. This reduces the risk that performance results can be manipulated.

Senior And Executive Awards Include Equity Elements

Part of the total compensation opportunity for senior and executive management includes awards of MAA equity. This helps to align senior and executive management interests with those of our shareholders and discourages the risk of maximizing short term returns to the detriment of long-term goals, as associates will benefit from the increased value achieved for investors over time. In addition, equity elements help to ensure we do not over compensate if shareholder value is not being created.

External Compensation Consultant Advises On Executive Compensation Plans

The Compensation Committee utilizes an external compensation consultant to advise on the structure and opportunities set for executive compensation. This helps to ensure that MAA’s executive compensation plans overall and each individual executive’s compensation opportunities are in line with industry best practices and that we are neither over nor under paying our executive management team based on their role and responsibilities.

Oversight Of Award Calculations

All incentive plan award calculations are reviewed by management, and in the case of executive awards, by the Compensation Committee with support from our Corporate Secretary.

All Compensation Is Self-Funding

All elements of our compensation programs are self-funding in that performance measurements tied to performance based awards are calculated after the expense for the awards is taken into account. This minimizes the risk that associates benefit at our shareholders’ expense as awards under our compensation plans will not have a subsequent negative impact on our financial statements.

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We believe that any risks arising from our compensation policies and practices for our associates, including our NEOs, are not reasonably likely to have a material adverse effect on the company. Furthermore, the Compensation Committee believes that the nature of the various elements of executive compensation does not encourage management to assume excessive risks.

COMPENSATION GOVERNANCE CONSIDERATIONS

In addition to the risk mitigating features and actions discussed under Risk Considerations, the Board has also established several corporate governance practices which are specifically related to executive compensation and also help to mitigate potential risks.

Share Ownership Guidelines

To align our NEOs’ long-term financial interests with those of shareholders, our CEO is required to own three times base salary and other NEOs are required to own two times their respective base salary, in shares of MAA stock or the equivalent, within three years of appointment to the position. All NEOs meet this requirement.

Holding Period Requirement

To further strengthen the alignment of interests between our NEOs and that of our shareholders, NEOs are required to retain ownership of at least 50% of net shares, after the payment of taxes, acquired through equity incentive plans. NEOs must continue to retain these shares until retirement or other termination of the NEO’s employment, or until the executive is no longer designated as a NEO. All of our NEOs are and have been in compliance with the holding period requirement.

Prohibition On Hedging And Pledging Shares

In relation to MAA’s securities, NEOs, directors and other insiders are prohibited from (i) selling a security which is not owned at the time of sale (short sale); (ii) buying or selling puts, calls, other derivative securities or other derivative securities that provide the economic equivalent of MAA securities or any opportunity to profit from a change in the value of MAA securities or engage in other hedging transactions; (iii) using securities as collateral in a margin account; and (iv) pledging securities as collateral for a loan (or modifying an existing pledge grandfathered when policy established).

Clawback Policy

If we are required to prepare and file an accounting restatement with the SEC, the Compensation Committee may require our CEO and the other NEOs to repay to MAA any portion of incentive compensation that was paid in the preceding three years that would not have been paid if such compensation had been determined based on the financial results reported in the restated financial statements.

In addition to the Board governance policies listed above, the Compensation Committee has affirmatively determined NOT to implement the below compensation practices as they are generally negatively viewed within industry best practices and the Board does not believe they are in the best interest of our shareholdes at this time.

NO	Perquisites or personal benefits

NO	Dividends or dividend equivalents on unearned performance shares

NO	Repricing underwater stock options

NO	Exchanges of underwater stock options for cash

NO	Multi-year guaranteed bonuses

NO	Inclusion of the value of equity awards in severance calculations

NO	Evergreen provisions in equity plans

NO	Tax “gross ups” for excess parachute payments

NO	“Single trigger” employment or change in control agreements

OTHER CONSIDERATIONS

In addition to our compensation philosophy and objectives, shareholder feedback, input from the compensation consultant, benchmarking data and compensation risk factors, the Compensation Committee also takes into account the following considerations when determining executive compensation packages.

⌂	Labor market conditions

⌂	Personal development

⌂	Quality of internal working and reporting relationships and engagement in collaboration and teamwork with other executive management

⌂	Quality of leadership and human capital development

⌂	Succession planning and potential to assume increased responsibilities

The Compensation Committee does not generally consider prior compensation in making compensation decisions, believing that compensation should reflect the current environment of the factors being considered.

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The weight of any one factor or consideration may vary among executives and may change over time. The Compensation Committee designs our executive compensation program to reflect all factors and considerations within the objectives of our compensation philosophy.

TAX AND ACCOUNTING IMPLICATIONS OF COMPENSATION

Section 162(m) of the Code historically limited the tax deductibility of annual compensation paid by a publicly held corporation to its “covered employees,” being its principal executive officer or any of its three other most highly compensated executive officers (other than its principal financial officer), to $1 million, unless the compensation qualified as performance-based compensation under Section 162(m). Under the Tax Cuts and Jobs Act of 2017, this “performance-based” exception was eliminated, and the definition of “covered employees” generally was expanded to cover all named executive officers, including the principal financial officer. These new rules generally apply to taxable years beginning after December 31, 2017, but do not apply to compensation provided pursuant to a written binding contract in effect on November 2, 2017 that is not modified in any material respect after that date.

Since MAA qualifies as a REIT under the Code and is generally not subject to Federal income taxes, we believe the payment of compensation that may exceed the deduction limit under Section 162(m) would not have a material adverse consequence to us, provided we continue to distribute 100% of our taxable income. If we make compensation payments subject to Section 162(m) limitations on deductibility, we may be required to make additional distributions to shareholders to comply with our REIT distribution requirements and eliminate our U.S. federal income tax liability or, alternatively, a larger portion of shareholder distributions that would otherwise have been treated as a return of capital may be subject to federal income tax expense as dividend income. Any such compensation allocated to MAA’s taxable REIT subsidiaries whose income is subject to federal income taxes would result in an increase in income taxes due to the inability to deduct such compensation. Although we are mindful of the limits imposed by Section 162(m), even if it is determined that Section 162(m) applies or may apply to certain of our compensation packages, we have reserved, and will continue to reserve, the right to structure our compensation packages and awards in a manner that may exceed the limitation on deduction imposed by Section 162(m).

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Program Structure And Governance

2018 TOTAL DIRECT COMPENSATION STRUCTURE

 The general elements and structure of our 2018 executive compensation program were unchanged from the 2017 executive compensation program shareholders approved at the 2018 Annual Meeting of Shareholders.

An overview of the 2018 total direct compensation program for executive management is provided below. This chart should be read in conjunction with the following discussion, which provides additional details of the three elements of our 2018 compensation program: base salary, AIP and LTIP.

Base Salary

The Compensation Committee pays base salaries to attract talented executives and to provide a fixed component of cash compensation. Because several other elements of compensation are driven by base salary, the Compensation Committee is careful to set what it believes is the appropriate level of base salary.

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AIP

The AIP incentivizes executives to achieve our annual goals. It is a mix of both overall company performance, in the form of a MAA financial metric , and individual functional goals which include quantifiable metrics associated with the respective executive’s functional area and leadership responsibilities.

Specific goals are set at the beginning of the year by the Compensation Committee, and vary both by executive and by year in order to meet our then current annual strategic goals. Unlike the MAA financial metric, the individual functional goals are capped at Target. Examples of topics for which individual functional goals related to management, oversight or initiatives may be set for each NEO are listed below.

CEO
⌂	Strategic leadership

⌂	Shareholder and market engagement

⌂	Positioning for long term goals

⌂	Culture and human capital development

⌂	Sustainability efforts

COO
⌂	Multifamily same store NOI growth

⌂	Redevelopment volume and returns

⌂	Expense management

⌂	Capital investment initiatives

CFO
⌂	Balance sheet and capital structure management

⌂	Management of information technology platform

⌂	Shareholder and market engagement

⌂	Financial reporting and tax compliance initiatives

⌂	Expense management

GC
⌂	Commercial real estate operations

⌂	Enterprise risk management oversight

⌂	Capital market access

⌂	Compliance initiatives

⌂	Litigation management

⌂	Transaction support

The applicable AIP financial metric, which for 2018 is FFO per diluted common share and unit, or per Share, may be set in the plan to adjust for the impact of accounting regulations or one-time events that the Compensation Committee feels do not reflect the true ongoing operations of MAA or believes may inadvertently divert executives from MAA’s overall goals. For example, for the 2018 AIP, the FFO per Share metric excludes both the non-cash mark-to-market accounting impact of an embedded derivative in the preferred shares we were required to issue in the Post Properties, Inc. merger, as well as the merger and integration expenses associated with the Post Properties, Inc. merger. The Compensation Committee felt these items were related to positioning for long-term growth and should not impact the performance incentives for executive management.

 The scale for the MAA financial metric allows for a range of results and payouts tied to our publically-disclosed range of guidance (taking into account the adjustments described above) to incentivize management to meet market expectations. The Target level is assigned to the mid-point of the range, with the Maximum and Threshold levels representing the top and bottom of the range, respectively. Performance between levels is straightline interpolated. No award is earned below the Threshold level and awards are capped at the Maximum level.

	Percent of Opportunity Earned
MAXIMUM	100%	Top of MAA guidance range
TARGET	67%	Midpoint of MAA guidance
THRESHOLD	25%	Bottom of MAA guidance range

FFO per Share is a generally accepted measure of overall performance in the REIT industry because it excludes depreciation expense of real estate assets which is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. The Compensation Committee feels that FFO per Share is a good measure of actual operating performance.

 To allow for consideration of other unusual events, the Compensation Committee has the ability to modify an award, either for all or individual executives, up or down by 25% as long as the final award is not greater than the original cap set in the plan. This both discourages executives from maximizing their personal incentive to MAA’s detriment and protects the executives if strategic directives change during the year requiring their focus to move away from the individual functional goals originally set by the Compensation Committee.

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 Executives can elect to receive all or any portion of their AIP award in shares of restricted stock in lieu of cash. If this election is made, the executive receives shares of restricted stock equivalent to 125% of the value of the amount of the award the executive would have otherwise received in cash. The shares of restricted stock are issued when the Compensation Committee approves awards under the AIP and vest equally over three years on the anniversary of issuance, dependent upon continued employment in good standing through each vest date. If elected, the number of shares of restricted stock issued is based on the closing stock price on the day the award is granted, allowing the executive to benefit from the increase in share value during the vesting period for the shares.

LTIP

 The LTIP incentivizes executives to balance annual performance with our long term goals. It is a mix of both overall company performance, in the forms of a MAA financial metric and three-year shareholder return, and a continued service in good standing requirement. All awards under the LTIP are made in shares of restricted stock based on MAA’s closing stock price on the grant date of the plan, allowing the executive to benefit from the increase in share value during the respective performance and vesting periods for the shares.

 The LTIP MAA financial metric for 2018 is the same financial metric used in our 2018 AIP, FFO per Share adjusted to exclude both the non-cash accounting impact of the embedded derivative in the preferred shares we were required to issue in the Post Properties, Inc. merger, as well as the merger and integration expenses associated with the Post Properties, Inc. merger. However, as compared to the AIP, the LTIP used a slightly adjusted Target payout level as indicated below. Performance between levels is straightline interpolated. No award is earned below the Threshold level and awards are capped at the Maximum level.

	Percent of Opportunity Earned		PERFORMANCE PERIOD: 2018 VESTING PERIOD: Any earned awards vest equally over two years on the anniversary of issuance, dependent upon continued employment in good standing through each vest date.
MAXIMUM	100%	Top of MAA guidance range
TARGET	65%	Midpoint of MAA guidance
THRESHOLD	25%	Bottom of MAA guidance range

2019 UPDATE: The Compensation Committee determined to remove the duplicative nature of utilizing the same metric in both the AIP and LTIP and has established a different MAA financial metric for the 2019 LTIP.

 While the MAA financial metric is classified as short term in the AIP because executives can elect to receive a cash payment at the end of the one year performance period, the Compensation Committee classifies this metric as part of the long-term compensation under the LTIP due to the combined length of time of the performance and vesting periods, as awards are required to be issued in shares of restricted stock.

 In order to appropriately judge market performance within our own industry, relative three-year TSR is measured related to the SNL U.S. REIT Multifamily index. Target level is set to match the performance of the index. The Compensation Committee believes it is appropriate to allow for a level of payout below the Target level to address factors outside of executive management’s control and above the Target level to reward superior performance. Performance between levels is straightline interpolated. No award is earned below the Threshold level and awards are capped at the Maximum level.

	Percent of Opportunity Earned		PERFORMANCE PERIOD: 2018 - 2020 VESTING PERIOD: Any earned awards vest immediately upon issuance (after performance period).
MAXIMUM	100%	400 basis points above index
TARGET	65%	SNL US REIT Multifamily Index
THRESHOLD	25%	300 basis points below index

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To eliminate the impact that the volatility of any one individual market day may have on the results, closing stock price and index averages for the respective months of December are used as the beginning and end values for the TSR calculations.

 The Compensation Committee recognizes that for various reasons there are times when the performance of any one or two metrics may not fully reflect the true performance of a company, particularly if it is going through a period of investing for the future. For this reason, the Compensation Committee also believes it is appropriate to utilize service-based restricted shares as a retention tool. The Compensation Committee also believes that these shares help ensure equity ownership by our NEOs, aligning them with the long-term interests of our shareholders. The restricted shares granted in 2018 vest equally over five years on the anniversary of issuance, dependent upon continued employment in good standing through each vest date.

The Compensation Committee classifies these service shares as part of the long-term fixed compensation for executive management due to the length of the vesting period. However, because the shares are issued at the beginning of the plan period, the shares also contain a performance aspect as the ultimate value the executive receives will be impacted by changes in MAA’s stock price in the market before vesting.

Overall, the Compensation Committee believes the above elements provide a mix of cash and equity opportunities, reward individual effort and overall company performance, balance managing our needs for today while preparing for the future, align executive management’s interests with those of our shareholders and are financially sustainable.

2018 Target Compensation

As discussed in Findings of Compensation Consultant, Target total pay for each NEO as compared to the compensation comparator group was found to be at least 23% below median following our merger with Post Properties, Inc. in 2016. Given the gap to market pay and considering the expanded scope of responsibilities of our CEO and each of the other NEOs following the merger, the Compensation Committee determined to increase executive salaries by 20% over a two year period. The Compensation Committee also took note that while shortfalls were present in both the cash and equity components of compensation for all of the NEOs, a majority of the shortfall was associated with the equity component. To fuel increased share ownership and further strengthen alignment with the financial interests of our shareholders, the Compensation Committee also raised the total opportunity under the LTIP in 2017. The mix of opportunities assigned to each metric in both the AIP and LTIP were unchanged in 2017 and no increase to the total opportunity in the AIP was made.

With respect to 2018 executive compensation, the Compensation Committee considered whether any factors had occurred since setting the two-year plan in place which would influence 2018 compensation. The Compensation Committee determined it was appropriate to move forward with the second planned increase to executive base salaries. No changes to opportunities under the AIP or LTIP were made as, by the nature of the plans, the salary increase also increases the value of the Target opportunity without increasing the percent of salary opportunity.

The below table provides the opportunities at the Target levels for each NEO under the AIP and LTIP in 2018, expressed as percentages of base salary.

	AIP TARGET					LTIP TARGET
		Functional	Total						Total
	FFO	Goals	Cash		Equity (1)	3-Yr TSR	FFO	Service	Equity
BOLTON CEO	168%	N/A	168%	OR	209%	146%	88%	90%	324%
GRIMES COO	44%	134%	178%	OR	223%	114%	68%	70%	252%
CAMPBELL CFO	75%	38%	113%	OR	141%	114%	68%	70%	252%
DELPRIORE GC	75%	38%	113%	OR	141%	98%	59%	60%	216%

(1)	Reflects the 25% premium if the entire award is paid in shares of restricted stock.

The Compensation Committee felt it is appropriate to tie 100% of our CEO’s opportunity under the 2018 AIP to the FFO per Share financial metric, as it is a key financial result focused on by analysts and investors in the REIT industry.

2019 PROXY STATEMENT	46

The below table provides the Target values of all direct compensation plans in place for each NEO during 2018. As noted above, increases in the value of 2018 Target compensation under the AIP and LTIP from 2017 Target compensation are driven solely by the increase to base salary. The Target awards under the AIP are represented as cash which is in line with the actual elections made by the NEOs.

	2018 TARGET DIRECT COMPENSATION
										TOTAL
							LTIP SHARES OF				SHARES OF
	BASE SALARY			AIP CASH			RESTRICTED STOCK				RESTRICTED
	2017	2018	Change	2017	2018	Change	2017	2018	Change	CASH	STOCK
BOLTON CEO	$704,000	$775,000	10%	$1,179,200	$1,298,125	10%	23,938	26,427	10%	$2,073,125	26,427
GRIMES COO	$451,000	$496,100	10%	$803,772	$884,149	10%	11,927	13,157	10%	$1,380,249	13,157
CAMPBELL CFO	$440,000	$484,000	10%	$496,650	$546,315	10%	11,636	12,835	10%	$1,030,315	12,835
DELPRIORE GC	$429,000	$471,900	10%	$484,234	$532,658	10%	9,723	10,727	10%	$1,004,558	10,727

The Target values set by the Compensation Committee for 2018 provided the following mix of compensation elements for our NEOs, which the Compensation Committee determined was an appropriate balance of all factors considered.

CEO

$4.6 Million

AVERAGE OF ALL OTHER NEOs

$2.3 Million

2018 Compensation Caps

The following schedule provides the maximum direct compensation opportunities realizable, or caps, for over-performance to Target under the 2018 executive compensation program set by the Compensation Committee for our CEO and other NEOs.

	MAXIMUM OR CAPPED DIRECT OPPORTUNITIES - 2018 EXECUTIVE COMPENSATION PROGRAM
											TOTAL
		AIP				LTIP						SHARES OF
			FUNCTIONAL		PERCENT					PERCENT		RESTRICTED
	SALARY	FFO	GOALS	TOTAL	OF SALARY	SERVICE	FFO	3-YR TSR	TOTAL	OF SALARY	CASH (1)	STOCK (1)
BOLTON CEO	$775,000	$1,937,500	N/A	$1,937,500	250%	7,341	11,011	18,353	36,705	450%	$2,712,500	36,705
GRIMES COO	$496,100	$327,426	$664,774	$992,200	200%	3,655	5,482	9,137	18,274	350%	$1,488,300	18,274
CAMPBELL CFO	$484,000	$544,500	$181,500	$726,000	150%	3,565	5,348	8,914	17,827	350%	$1,210,000	17,827
DELPRIORE GC	$471,900	$530,888	$176,962	$707,850	150%	2,980	4,470	7,450	14,900	300%	$1,179,750	14,900

(1)	Assumes all NEOs elect to receive AIP award as cash in lieu of shares of restricted stock.

2019 PROXY STATEMENT	47

2018 DIRECT EXECUTIVE COMPENSATION

2018 MAA Performance

The Compensation Committee believes it is important that executive compensation reflect the overall performance and health of the company including both annual financial measures and long term shareholder return, and has therefore tied a majority of our CEO’s and each of the other NEO’s compensation to performance measures. Below is a review of MAA’s performance during 2018. You can find more details in our Annual Report on Form 10-K filed with the SEC on February 21, 2019.

NET INCOME AND FFO

For the year ended December 31, 2018, net income available for MAA common shareholders was $219.2 million, or $1.93 per diluted common share, compared to $324.7 million, or $2.86 per diluted common share, for the year ended December 31, 2017. Results for the year ended December 31, 2018 included $2.6 million, or $0.02 per diluted common share, of non-cash mark-to-market expense related to the embedded derivative in the preferred shares and $4.5 million, or $0.04 per diluted common share, of gains related to the sale of real estate assets. Results for the year ended December 31, 2017 included $8.8 million, or $0.08 per diluted common share, of non-cash mark-to-market income related to the embedded derivative in the preferred shares and $127.4 million, or $1.12 per diluted common share, of gains related to the sale of real estate assets.

For the year ended December 31, 2018, FFO was $712.7 million, or $6.04 per Share, compared to $699.6 million, or $5.94 per Share, for the year ended December 31, 2017. Results for the year ended December 31, 2018 included $2.6 million, or $0.02 per Share, of non-cash mark-to-market expense related to the embedded derivative in the preferred shares. Results for the year ended December 31, 2017 included $8.8 million, or $0.07 per Share, of non-cash mark-to-market income related to the embedded derivative in the preferred shares.

FFO, a non-GAAP financial measure, represents net income available for MAA common shareholders (computed in accordance with GAAP) excluding extraordinary items, asset impairment and gains or losses on disposition of operating properties, plus net income attributable to noncontrolling interest, depreciation and amortization of real estate assets, and adjustments for joint ventures to reflect FFO on the same basis. Because noncontrolling interest is added back, FFO, when used in this document, represents FFO attributable to MAA.

While MAA's definition of FFO is in accordance with National Association of Real Estate Investment Trust's definition, it may differ from the methodology for calculating FFO utilized by other companies and, accordingly, may not be comparable to such other companies. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. A reconciliation of FFO to net income available for MAA common shareholders is set forth in the NON-GAAP Financial Measures section of this Proxy Statement.

2018 LTIP And 2018 AIP FFO

(1)	Adjusted to add back expected 2018 merger and integration expense related to the Post Properties, Inc. merger ($0.07 per Share) that was factored into our original 2018 FFO per Share guidance, as per the 2018 AIP and 2018 LTIP. Our original 2018 FFO per Share guidance did not include any impact related to the preferred shares we issued in our merger with Post Properties, Inc.

(2)	Adjusted to add back the actual 2018 non-cash mark-to-market expense ($0.02 per Share) related to the embedded derivative in the preferred shares we issued in our merger with Post Properties, Inc. and merger and integration expense ($0.08 per Share) related to the Post Properties, Inc. merger, as per the 2018 AIP and 2018 LTIP.

2019 PROXY STATEMENT	48

OTHER HIGHLIGHTS

Additional performance achievements along with other highlights for 2018 are listed below.

⌂	Completed the integration efforts related to our merger with Post Properties, Inc.

⌂	Acquired one multifamily community consisting of 374 units, and 7,500 square feet of commercial space located on the first floor of one of our existing multifamily communities

⌂	Redeveloped 8,155 units at an average cost of $6,138 per unit, achieving average rental rate increases of 10.5% above non-renovated units

⌂	Invested $57.1 million in our development pipeline, completed the development of an expansion project to an existing multifamily community and ended the year with three multifamily development communities under construction

⌂	Issued $400 million of ten-year senior unsecured notes at a coupon of 4.2% and an issue price of 99.403% through our primary operating partnership
⌂	Ended the year with total debt to total assets (as defined in the covenants for the bonds issued by our primary operating partnership) of 32.6%, compared to 33.2% as of December 31, 2017

⌂	As of December 31, 2018, total debt outstanding was $4.5 billion at an average effective interest rate of 3.8%, with 75% fixed or hedged against rising interest rates for an average of 6.8 years and 92.6% of our gross assets were unencumbered

⌂	Formed an ESG Executive Steering Committee responsible for setting a company-wide sustainability strategy and began work to issue our first annual sustainability report in 2020

⌂	Executed a company-wide anonymous associate survey to ascertain the state of our culture following our mergers in 2013 and 2016, and acquire honest feedback to help identify and focus future human capital development programs

RETURNS TO SHAREHOLDERS

Dividends

Highlights of MAA’s common dividend history include the items listed below.

In 2018

⌂	Declared our 100th common dividend payment

⌂	Returned nearly $420 million to common shareholders in the form of cash dividends

Since April 1994

⌂	Have never failed to pay a quarterly cash dividend to common shareholders

⌂	Have never decreased the common dividend rate

⌂	Quarterly common dividend rate increased 255% from $0.26 in 1994 to $0.9225 in 2018

Annual Dividend Paid per Common Share

2019 PROXY STATEMENT	49

TSR

We have consistently returned significant value to shareholders over the long term. We measure that value based on absolute and relative TSR results. TSR is a measure of the performance of shares of stock over time. It combines share price appreciation and the reinvestment of dividends paid to show the total return to shareholders expressed as an annualized percentage. The below chart represents our annualized three-year TSR as compared to the SNL U.S. REIT Multifamily Index, as calculated under the terms of our 2016 LTIP.

Annualized 2016 LTIP Three Year TSR (1)

(1)	In order to eliminate the impact of the volatility in any one individual market day price fluctuations, the 2016 LTIP Three-Year TSR metric utilizes the average of the closing stock prices in the respective months of December as the beginning and ending stock price for the total return calculation. Returns for the SNL U.S. REIT Multifamily Index are calculated in the same manner.

The following chart shows how a $100 investment in MAA common stock on December 31, 2013 would have grown to $190.58 on December 31, 2018, with dividends reinvested quarterly. The chart also compares the total shareholder return on our common stock to the same investment in the S&P 500 Index and the FTSE NAREIT Equity REIT Index.

Five Year Cumulative Total Returns

2018 Direct Executive Compensation Realized

In March 2019, the Compensation Committee reviewed the performance of relevant metrics related to outstanding incentive plans for our executive officers in order to determine and make awards thereunder. The following discussion reviews the total compensation realized by our CEO and other NEOs for 2018.

2018 DIRECT COMPENSATION PLANS

As noted in the 2018 MAA Performance section of this Proxy Statement, our FFO per Share as adjusted under the 2018 AIP and 2018 LTIP (to exclude the non-cash mark-to-market impact of the embedded derivative in preferred shares we were required to issue in the Post Properties, Inc. merger, as well as merger and integration expenses related to the Post Properties, Inc. merger), was $0.07 above the midpoint of our 2018 FFO per Share guidance, as adjusted to exclude these same items.

2019 PROXY STATEMENT	50

Our FFO per Share performance was between the Target and Maximum levels under both the 2018 AIP and 2018 LTIP, resulting in our executive officers earning 82.74% and 81.69%, respectively, of the maximum opportunities available for the FFO per Share metric.
			Percent of Metric
FFO per Share Range			Earned for
Original	As Defined		FFO per Share
MAA	in Plan		Performance
Guidance	Documents		AIP	LTIP
$6.15	$6.22	Maximum	100%	100%
	$6.14	ACTUAL	82.74%	81.69%
$6.00	$6.07	Target	67%	65%
$5.85	$5.92	Threshold	25%	25%

The Compensation Committee reviewed the achievement of the individual functional goals set for each executive under the AIP for 2018, discussing the results of the NEOs with our CEO. While our CEO’s opportunity under the 2018 AIP is tied solely to the MAA financial metric, the Compensation Committee also reviewed the achievement of his goals, discussing the results with the Board. Following these reviews, the Compensation Committee made the following determinations.

BOLTON

Mr. Bolton’s goals for 2018 encompassed various initiatives related to strategic leadership, development and execution of our 2018 business plan in line with our long-term strategic goals, completion of the final merger activities from our merger with Post Properties, Inc., human capital development, deliverance of financial performance and earnings results, continued development of organizational strengths and capabilities, protection of MAA’s culture and enhancing focus upon and formalizing our environmental, social and governance policies and practices.

Mr. Bolton’s individual functional goal achievements do not result in an award under the AIP but are set and reviewed by the Compensation Committee and Board as a matter of good governance and to assist in determining other compensation opportunities.

GRIMES

Mr. Grimes’ goals for 2018 included delivering same store gross operating income growth in line with our 2018 earnings guidance, completing planned unit redevelopments while maintaining returns at prescribed levels and meeting various capital and expense budgets. The Compensation Committee noted that same store revenue results were challenged by continued high levels of new supply in several of our key markets resulting in a same store gross operating income performance on the low end of the growth range expectation. While the same store gross operating income growth performance accounted for half of Mr. Grimes’ individual functional goal achievement, the Compensation Committee found that under his leadership, the functions directed by Mr. Grimes successfully achieved the majority of their other strategic initiatives for 2018.

75% of Individual Functional Goals Achieved

CAMPBELL

Mr. Campbell’s goals for 2018 included the completion of our system transformation following the merger with Post Properties, Inc. encompassing hardware and software migrations as well as security enhancements, balance sheet and capital structure management, revision of our budgeting process and timeline, implementation of various new accounting standards, transition of the external audit partner with our independent registered public accounting firm, and various tax, investor relations and accounting initiatives in addition to budgeted expense goals. While the required focus on the complexity and quality of the systems integration and expenses related to an unbudgeted project impacted the completion of all of Mr. Campbell’s initial goals for the year, the Compensation Committee found that under his leadership, the functions directed by Mr. Campbell successfully achieved the majority of their strategic initiatives for 2018.

93% of Individual Functional Goals Achieved

DELPRIORE

Mr. DelPriore’s goals for 2018 encompassed meeting various commercial real estate operations goals including budgeted net operating income and new and renewal lease expectations, support of transaction and development deals, continued enhancement of our enterprise risk management activities including involvement in multiple new initiatives across the company, management of legal spend within budget and various shareholder related initiatives. The Compensation Committee noted that completion of some new initiatives were delayed due to external factors and/or other resource demands but found that under his leadership, the functions directed by Mr. DelPriore successfully achieved the majority of their strategic initiatives for 2018.

90% of Individual Functional Goals Achieved

2019 PROXY STATEMENT	51

The Compensation Committee did not believe there were any circumstances that warranted the utilization of the modifier in the AIP to adjust any of the calculated awards under the plan.

As a result of the above analysis, the compensation awarded to the CEO by the Board upon recommendation by the Compensation Committee, and the other NEOs by the Compensation Committee, for work performed in 2018 under the 2018 executive compensation program is provided in the table below.

	2018 DIRECT COMPENSATION REALIZED FROM 2018 EXECUTIVE COMPENSATION PROGRAM								REMAINING REALIZABLE
							TOTAL AS AWARDED		TARGET LTIP 3-YR TSR (3)
		AIP				TOTAL		SHARES OF		SHARES OF
			FUNCTIONAL	LTIP (non-cash)		COMPENSATION		RESTRICTED	AWARDS	RESTRICTED
	SALARY	FFO	GOALS	SERVICE (2)	FFO (2)	(in Dollars)	CASH (1)	STOCK (2)	(in Dollars)	STOCK
BOLTON CEO	$775,000	$1,603,088	N/A	$697,500	$854,682	$3,930,270	$2,378,088	16,336	$1,133,438	11,929
GRIMES COO	$496,100	$270,912	$498,581	$347,270	$425,527	$2,038,390	$1,265,593	8,133	$564,314	5,939
CAMPBELL CFO	$484,000	$450,519	$168,795	$338,800	$415,149	$1,857,263	$1,103,314	7,934	$550,550	5,794
DELPRIORE GC	$471,900	$439,257	$159,266	$283,140	$346,946	$1,700,509	$1,070,423	6,631	$460,103	4,842

(1)	Awards earned under the 2018 AIP are shown in dollars to reflect each NEO’s election to receive 100% of the award in cash.

(2)	Awards earned under the 2018 LTIP were issued as shares of restricted stock which remain at risk of forfeiture until vested, dependent upon the NEO’s continued employment in good standing with MAA through each vest date. Service shares were issued on January 9, 2018 and will vest in five equal annual installments on the anniversary of the issuance date. FFO shares were issued on April 2, 2019 and will vest in two equal annual installments on the anniversary of the issuance date.

(3)	The performance period for the 2018 LTIP Three Year TSR, which is 2018 – 2020, is not yet completed. Any awards earned will be issued in shares of restricted stock, which will immediately vest, in 2021.

The above realized compensation represents the percent of Target and Maximum direct compensation opportunities as indicated in the table below.

	COMPENSATION REALIZED
		AIP						LTIP
		AS PERCENT OF TARGET			AS PERCENT OF MAXIMUM			AS PERCENT OF TARGET			AS PERCENT OF MAXIMUM
			FUNCTIONAL			FUNCTIONAL
	SALARY	FFO	GOALS (1)	TOTAL	FFO	GOALS (1)	TOTAL	SERVICE (2)	FFO (2)	TOTAL	SERVICE (2)	FFO (2)	TOTAL
BOLTON CEO	100%	123%	N/A	123%	83%	N/A	83%	100%	126%	113%	100%	82%	89%
GRIMES COO	100%	123%	75%	87%	83%	75%	78%	100%	126%	113%	100%	82%	89%
CAMPBELL CFO	100%	123%	93%	113%	83%	93%	85%	100%	126%	113%	100%	82%	89%
DELPRIORE GC	100%	123%	90%	112%	83%	90%	85%	100%	126%	113%	100%	82%	89%

(1)	Individual functional goals under the 2018 AIP are capped at the Target level.

(2)	The compensation in these columns was awarded in shares of restricted stock that remain at risk of forfeiture until vested, dependent upon the NEO’s continued employment in good standing with MAA through each vest date.

OTHER DIRECT COMPENSATION REALIZED IN 2018

2016 LTIP Three Year TSR

The performance period for the 2016 LTIP Three Year TSR metric concluded on December 31, 2018. The Compensation Committee reviewed the results of MAA’s performance as compared to the SNL US REIT Multifamily Index at their March 2019 meeting and determined MAA’s three-year TSR as calculated under the 2016 LTIP of 7.11% outperformed the three-year SNL US REIT Multifamily Index of 5.60% (calculated in the same manner) by 151 basis points, resulting in a performance between the Target and Maximum levels under the plan.

		Percent
		of Metric
2016 LTIP Performance Range		Earned

+ 400 bps	Maximum	100%
+ 151 basis points	ACTUAL	78.20%
Index	Target	65%
- 300 bps	Threshold	25%

2019 PROXY STATEMENT	52

As a result of this performance, the Compensation Committee approved the below awards under the 2016 LTIP representing the percent of Target and Maximum opportunities as indicated.

	Shares of Restricted	Percent of Opportunity Earned
	Stock Issued (1)	Target	Maximum
BOLTON CEO	11,090	120%	78%
GRIMES COO	5,329	120%	78%
CAMPBELL CFO	5,199	120%	78%
DELPRIORE GC	4,224	120%	78%

(1)	Shares immediately vested upon issuance on March 25, 2019.

No further awards are eligible to be made under the 2016 LTIP.

Merger Plan

On March 23, 2017, the Compensation Committee, and with respect to our CEO, the Board, approved the MAA-Post Merger Executive Incentive Program, or Merger Plan, to incentivize key personnel to capture the value potential of our merger with Post Properties, Inc. for shareholders by successfully executing our plans to recognize expense synergies, efficiencies of scale and balance sheet improvement from the combined company. Semler Brossy, the Compensation Committee’s compensation consultant following the merger transaction, provided comparative benchmark data from other mergers and also advised on the appropriateness of the form and opportunity levels established in the Merger Plan.

The total opportunity under the Merger Plan was 100% performance based and was tied to the below metrics as indicated.

50%	Capture $20 million in overhead expense synergies
12.5%	Capture $15 million in incremental same store NOI
12.5%	Capture $13.1 million in NOI from the Post Properties, Inc. development portfolio
12.5%	Capture $6 million of incremental NOI through redevelopment of Post Properties, Inc. portfolio
12.5%	Capture $4 million of lower cost of capital through improved pricing on debt offerings

Threshold, Target and Maximum performance levels were set for each metric with no award opportunity available below the Threshold level and award opportunities capped at the Maximum level. The performance periods for all of the awards under the Merger Plan ended on December 31, 2018. The Compensation Committee reviewed the performance results of each metric in the Merger Plan at their March 2019 meeting and made the performance determinations indicated in the below tables.

OVERHEAD EXPENSE SYNERGIES

$26.4 Million	Actual	100%
$20M	Maximum	100%
$19M	Target	75%
$18M	Threshold	50%

POST DEVELOPMENT NOI

$14.7 Million	Actual	100%
$13.1M	Maximum	100%
$12.3M	Target	75%
$11.5M	Threshold	50%

POST REDEVELOPMENT NOI

$6.1 Million	Actual	100%
$6M	Maximum	100%
$5M	Target	75%
$4M	Threshold	50%

COST OF CAPITAL

$7.4 Million	Actual	100%
$4M	Maximum	100%
$3M	Target	90%
$2M	Threshold	75%

SAME STORE NOI

$15M	Maximum	100%
$14M	Target	75%
$13M	Threshold	50%
$0.2 Million	Actual	0%
Performance levels were based off of third party projections made in 2016 for 2018 industry performance.

2019 PROXY STATEMENT	53

Based on the results of the performance metrics, the Compensation Committee approved the below awards under the Merger Plan representing the percent of Target and Maximum opportunities as indicated.

	Shares of	Percent of
	Restricted	Opportunity Earned
	Stock Issued (1)	Target	Maximum
BOLTON CEO	18,019	114%	88%
GRIMES COO	5,770	114%	88%
CAMPBELL CFO	7,506	114%	88%
DELPRIORE GC	7,318	114%	88%

(1)
Shares were issued on April 1, 2019 and remain subject to forfeiture until vested. The shares will vest equally over two years on the anniversary of the issuance date, dependent upon continued employment in good standing with MAA through each vest date.

No further awards are eligible to be made under the Merger Plan.

Other Compensation Elements

In addition to their direct compensation, our executives also participate in other programs which are generally available to all of our associates, depending on specific eligibility requirements related to each.

BENEFITS

In general, benefits are designed to provide a safety net of protection against the financial catastrophes that can result from illness, disability or death, and to provide a reasonable level of retirement income based on years of service with us.

EMPLOYMENT AGREEMENT

Mr. Bolton is our only NEO with an employment agreement. The material terms of his employment agreement and amounts payable under that agreement are described in Employment Agreements and Potential Payments Upon Termination or Change in Control in the Executive Compensation Tables section of this Proxy Statement.

CHANGE IN CONTROL AGREEMENTS

Messrs. Grimes, Campbell and DelPriore have change in control agreements. These change in control agreements are described in Employment Agreements and Potential Payments Upon Termination or Change in Control in the Executive Compensation Tables section of this Proxy Statement.

401(K) PLAN

During 2018, our CEO and other NEOs were eligible to participate in our MAA 401(K) Savings Plan, or 401(K) Plan. The 401(K) Plan is a qualified retirement plan made available to all of our eligible associates that allows participants to make pre-tax elective deferral contributions as a percentage of their compensation as well as catch-up contributions in any year in which the participant will be at least 50 by the end of the year. For 2018, MAA made matching contributions under the 401(K) Plan of 100% of a participant’s contribution on the first 3% of their compensation and 50% of a participant’s contribution on the next 2% of their compensation. Participants may defer up to 75% of their compensation under the 401(K) Plan until they reach the limitation imposed by Section 401(a) of the Internal Revenue Code of 1986, as amended, or the Code, for the given year.

Under the terms of the 401(K) Plan, benefits generally start on or after the date the participant reaches the age of 65. Under the law, participants must begin receiving benefits by April 1st following the later of the calendar year in which a participant reaches the age of 70 ½, or stops working for MAA.

More information on the 401(K) Plan can be found in 401(K) Savings Plan in the Executive Compensation Tables section of this Proxy Statement.

DEFERRED COMPENSATION PLAN

During 2018, our CEO and other NEOs were eligible to participate in the MAA Non-Qualified Executive Deferred Compensation Retirement Plan as Amended and Restated effective January 1, 2016, or the Deferred Comp Plan. The Deferred Comp Plan is a supplemental nonqualified deferred compensation plan made available to all executives to enable them to accumulate additional retirement benefits beyond the limitations on participant contributions placed on the 401(K) Plan. MAA, at its discretion, may make matching contributions in accordance with the matching contribution formula in the 401(K) Plan. As such, in 2018, MAA made matching contributions under the Deferred Comp Plan of 100% of a participant’s contribution on the first 3% of their compensation and 50% of a participant’s contribution on the next 2% of their compensation. The matching contributions were made only on compensation that was in excess of the limitation imposed by Section 401(a) of the Code on the 401(K) Plan that would have been eligible for the match. Participants may defer up to 50% of their compensation and 90% of their annual bonus.

2019 PROXY STATEMENT	54

In accordance with the Deferred Comp Plan, distributions for balances prior to 2016 are made in five equal annual installments beginning on the first day following the sixth full month occurring after the earliest of death, disability, or separation from service. Balances from 2016 and forward will be distributed in compliance with the participant’s previous elections for the specific contributions in the form of either a lump-sum payment or substantially equal annual installments amortized over a period not to exceed ten years beginning on the later of January 1st or six months and a day after the participant’s separation from service. Notwithstanding the foregoing, in the case of a participant who becomes entitled to receive benefits on account of disability, the balances from 2016 and forward will be paid in a lump sum on or after the 15th of the first month following determination of disability.

Unlike contributions made in the 401(K) Plan, the deferred compensation amounts contributed by Messrs. Bolton, Grimes, Campbell and DelPriore, and any resultant matches by MAA, are considered general assets of the company and are subject to claims of MAA’s creditors. In 2016, MAA transferred the assets of the Deferred Comp Plan to an irrevocable rabbi trust to offer additional security to the participants. While assets in the rabbi trust are still subject to creditors’ claims in a corporate bankruptcy, they cannot be accessed by MAA for any purpose other than to pay participant benefits under the Deferred Comp Plan.

More information on the Deferred Comp Plan can be found in Non-Qualified Deferred Compensation in the Executive Compensation Tables section of this Proxy Statement.

CONCLUSION

The Compensation Committee believes that our executive leadership is a key element to our success and that the compensation package offered to the NEOs is a key element in attracting, retaining and motivating the appropriate personnel.

The Compensation Committee believes it has historically maintained compensation for our executive officers at levels that are reflective of the talent and success of the individuals being compensated, and with the inclusion of compensation directly tied to performance, the Compensation Committee believes executive compensation is sufficiently comparable to our industry peers to allow us to retain our key personnel at levels which are appropriate and sustainable for MAA.

The Compensation Committee will continue to develop, analyze and review its methods for aligning executive management’s long-term compensation with the benefits generated for shareholders. The Compensation Committee believes the idea of creating ownership in MAA helps align management’s interests with the interests of shareholders. The Compensation Committee has no pre-determined timeline for implementing new or ongoing long-term incentive plans. New plans are reviewed, discussed and implemented as the Compensation Committee feels it is necessary or appropriate as a measure to incent, retain and reward our executive management.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of MAA reviewed and discussed with management the information contained in the Compensation Discussion and Analysis section of this Proxy Statement and recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and our Annual Report on Form 10-K.

COMPENSATION COMMITTEE: Philip W. Norwood, CHAIRMAN Toni Jennings Monica McGurk Claude B. Nielsen

2019 PROXY STATEMENT	55

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth information regarding compensation earned by our NEOs.  Values for stock awards represent full grant date fair value in accordance with FASB ASC Topic 718 and appear in the year of the grant. These amounts represent the total expense as of the day of grant that we expected to recognize over time related to the award, but due to performance and continued employment requirements, as well as the length of certain performance periods and vesting schedules, the amounts may or may not represent the value of stock realized, or the timing of stock acquired by the NEOs. For information on actual shares issued to NEOs related to the fair value amounts provided in the below table, please see the footnotes to this table and the Outstanding Equity Awards table found later in this Proxy Statement.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total ($)
H. Eric Bolton, Jr.	2018	$775,000	$500	$2,182,245	$1,603,088	$99,319	$4,660,152
CEO	2017	$704,000	$500	$4,196,966	$1,536,480	$88,584	$6,526,530
	2016	$640,000	$500	$1,982,080	$1,600,000	$53,733	$4,276,313
Thomas L. Grimes, Jr.	2018	$496,100	$500	$1,086,509	$769,493	$48,497	$2,401,099
EVP and COO	2017	$451,000	$500	$1,715,333	$640,591	$53,815	$2,861,239
	2016	$410,000	$500	$952,348	$820,000	$41,993	$2,224,841
Albert M. Campbell, III	2018	$484,000	$1,871	$1,060,008	$619,314	$45,751	$2,210,944
EVP and CFO	2017	$440,000	$500	$1,893,496	$580,635	$44,765	$2,959,396
	2016	$400,000	$500	$929,120	$600,000	$42,318	$1,971,938
Robert J. DelPriore	2018	$471,900	$400	$885,851	$598,523	$44,125	$2,000,799
EVP and GC	2017	$429,000	$500	$1,705,018	$574,163	$42,700	$2,751,381
	2016	$390,000	$250	$754,884	$585,000	$39,114	$1,769,248

(1)	Represents base salary paid during the calendar year indicated.

(2)
Reflects an annual holiday bonus paid to all associates based on length of service. Mr. Campbell’s also reflects a $1,371 special length of service bonus which is awarded to all associates upon twenty years of service to MAA.

(3)
Represents the aggregate grant date fair value based upon probable outcome in accordance with FASB ASC Topic 718 in the year of the grant. For a complete description of the assumptions made in determining the FASB ASC Topic 718 valuation, please refer to Stock Based Compensation in our audited financial statements in our Annual Report on Form 10-K for the indicated fiscal year. Additional details for each grant can be found in the table to the right. For purposes of the table, shares issued in 2019 are classified as Shares Earned as of December 31, 2018 as long as the performance period for the resultant share issuance was completed by December 31, 2018. In addition, the Maximum Opportunity Value to Participant amounts provided in the table represent the total cap amount set in the plan by the Compensation Committee and will not necessarily tie to the FASB ASC Topic 718 amount reflected in the Summary Compensation Table.

		Maximum Opportunity
Year Plan Name		In Dollars	Number of Shares	Shares Earned as of 12/31/2018	Maximum Future Share Opportunity
2018	2018 LTIP
	Bolton	$3,487,500	36,705	16,336	18,353
	Grimes	$1,736,350	18,274	8,133	9,137
	Campbell	$1,694,000	17,827	7,934	8,914
	DelPriore	$1,415,700	14,900	6,631	7,450
2017	2017 LTIP
	Bolton	$3,168,000	32,524	16,262	16,262
	Grimes	$1,578,500	16,205	8,102	8,103
	Campbell	$1,540,000	15,810	7,905	7,905
	DelPriore	$1,287,000	13,212	6,606	6,606
	Merger Plan
	Bolton	$2,112,000	20,593	18,019	-
	Grimes	$676,500	6,594	5,770	-
	Campbell	$880,000	8,578	7,506	-
	DelPriore	$858,000	8,363	7,318	-
2016	2016 LTIP
	Bolton	$2,560,000	28,634	25,272	-
	Grimes	$1,230,000	13,629	12,144	-
	Campbell	$1,200,000	13,296	11,847	-
	DelPriore	$975,000	10,804	9,626	-

2019 PROXY STATEMENT	56

(4)	Represents cash bonuses paid under the AIPs.

(5)
Represents matching contributions made by MAA to the Deferred Comp Plan and 401(K) Plan for calendar year 2018, regardless of when the match was actually made to either plan, as indicated in the table to the right.

	Deferred Comp Plan	401(K) Plan	Total
2018
Bolton	$88,319	$11,000	$99,319
Grimes	$37,497	$11,000	$48,497
Campbell	$34,751	$11,000	$45,751
DelPriore	$33,125	$11,000	$44,125
2017
Bolton	$77,784	$10,800	$88,584
Grimes	$43,015	$10,800	$53,815
Campbell	$33,965	$10,800	$44,765
DelPriore	$31,900	$10,800	$42,700
2016
Bolton	$43,133	$10,600	$53,733
Grimes	$31,393	$10,600	$41,993
Campbell	$31,718	$10,600	$42,318
DelPriore	$28,514	$10,600	$39,114

Grants Of Plan Based Awards

The following table summarizes grants of plan-based awards made to our NEOs during 2018.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)
Name	Grant Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Grant Date Fair Value of Stock Awards (3) ($)
Bolton	AIP	12-05-2017	$484,375	$1,298,125	$1,937,500
CEO	LTIP	01-09-2018				14,681	26,427	36,705	$2,182,245
Grimes	AIP	12-05-2017	$746,631	$884,149	$992,200
COO	LTIP	01-09-2018				7,309	13,157	18,274	$1,086,509
Campbell	AIP	12-05-2017	$317,625	$546,315	$726,000
CFO	LTIP	01-09-2018				7,130	12,835	17,827	$1,060,008
DelPriore	AIP	12-05-2017	$309,684	$532,657	$707,850
GC	LTIP	01-09-2018				5,959	10,727	14,900	$885,851

(1)
On December 5, 2017, the Compensation Committee, and in regards to Mr. Bolton’s participation, the Board, approved the 2018 AIP for executive management. The actual awards earned under the 2018 AIP by Messrs. Bolton, Grimes, Campbell and DelPriore were $1,603,088, $769,493, $619,314 and $598,523, respectively.

(2)
The Compensation Committee, and in regards to Mr. Bolton’s participation, the Board, approved the 2018 LTIP with a grant date of January 9, 2018. The 2018 LTIP consists of three award opportunities as outlined below.

(i)
Shares of restricted stock issued on the grant date (7,341, 3,655, 3,565 and 2,980 for Messrs. Bolton, Grimes, Campbell and DelPriore, respectively) remain at risk of forfeiture until vested and will vest equally over five years on the anniversary of the issuance date dependent upon continued employment in good standing through each vest date. The shares of restricted stock will receive dividend payments equivalent to dividend payments made to our common stock holders until they vest or are forfeited.

(ii)
Shares of restricted stock (8,995, 4,478, 4,369 and 3,651 for Messrs. Bolton, Grimes, Campbell and DelPriore, respectively) representing earned performance shares based on our FFO performance during 2018 were issued on April 2, 2019 and remain at risk of forfeiture until vested and will vest equally over two years on the anniversary of the issue date dependent upon continued employment in good standing through each vest date. The shares of restricted stock will receive dividend payments equivalent to dividend payments made to our common stock holders until they vest or are forfeited. The performance shares did not receive dividend payments or dividend equivalents during the performance period.

(iii)
Shares of restricted stock representing performance shares based on our three year TSR performance from 2018 through 2020 as compared to the performance of the SNL US REIT Multifamily Index over the same period, will be issued, to the extent earned, on April 2, 2021. Any shares of restricted stock issued will immediately vest upon issuance. The performance shares will not receive dividend payments or dividend equivalents during the performance period.

(3)	These amounts are also reflected in the Summary Compensation Table under “Stock Awards”.

2019 PROXY STATEMENT	57

Outstanding Equity Awards At Fiscal Year End

The following table summarizes the number of unvested outstanding equity awards held by each of our NEOs as of December 31, 2018, including awards earned by December 31, 2018 but not issued until 2019, and the market value of these awards as of December 31, 2018, based on the closing stock price of $95.70 on December 31, 2018, the last market day of the year. These awards are often related to long-term incentive plans with performance periods in prior years. Frequently, the shares were also issued in prior years and are subject to various vesting periods. Please refer to the footnotes of the table for further details. None of our NEOs hold any stock options.

		Stock Awards
		Number of		Market Value
		Shares or Units		of Shares or
		of Stock That		Units of Stock
		Have Not		That Have
	Grant	Vested		Not Vested
Name	Date	(#)		($)
Bolton	1/13/2014	8,550	(1)	$818,235
CEO	1/13/2014	8,794	(2)	$841,586
	1/13/2014	15,878	(3)	$1,519,525
	1/9/2015	7,031	(4)	$672,867
	3/24/2015	2,044	(5)	$195,611
	1/8/2016	5,673	(6)	$542,906
	1/8/2016	8,509	(7)	$814,311
	1/8/2016	11,090	(8)	$1,061,313
	1/9/2017	6,505	(9)	$622,529
	1/9/2017	9,757	(10)	$933,745
	4/4/2017	18,019	(11)	$1,724,418
	1/9/2018	7,341	(12)	$702,534
	1/9/2018	8,995	(13)	$860,822
Grimes	1/13/2014	2,052	(1)	$196,376
COO	1/13/2014	3,518	(2)	$336,673
	1/13/2014	3,813	(3)	$364,904
	1/9/2015	2,813	(4)	$269,204
	3/24/2015	1,406	(5)	$134,554
	1/8/2016	2,726	(6)	$260,878
	1/8/2016	4,089	(7)	$391,317
	1/8/2016	5,329	(8)	$509,985
	1/9/2017	3,241	(9)	$310,164
	1/9/2017	4,861	(10)	$465,198
	4/4/2017	5,770	(11)	$552,189
	1/9/2018	3,655	(12)	$349,784
	1/9/2018	4,478	(13)	$428,545
		Stock Awards
		Number of		Market Value
		Shares or Units		of Shares or
		of Stock That		Units of Stock
		Have Not		That Have
	Grant	Vested		Not Vested
Name	Date	(#)		($)
Campbell	1/13/2014	2,993	(1)	$286,430
CFO	1/13/2014	3,420	(2)	$327,294
	1/13/2014	5,558	(3)	$531,901
	1/9/2015	2,735	(4)	$261,740
	3/24/2015	1,406	(5)	$134,554
	1/8/2016	2,659	(6)	$254,466
	1/8/2016	3,989	(7)	$381,747
	1/8/2016	5,199	(8)	$497,544
	1/9/2017	3,162	(9)	$302,603
	1/9/2017	4,743	(10)	$453,905
	4/4/2017	7,506	(11)	$718,324
	1/9/2018	3,565	(12)	$341,171
	1/9/2018	4,369	(13)	$418,113
DelPriore	1/13/2014	1,710	(1)	$163,647
GC	1/13/2014	2,932	(2)	$280,592
	1/13/2014	3,178	(3)	$304,135
	1/9/2015	2,605	(4)	$249,299
	1/8/2016	2,161	(6)	$206,808
	1/8/2016	3,241	(7)	$310,164
	1/8/2016	4,224	(8)	$404,237
	1/9/2017	2,642	(9)	$252,839
	1/9/2017	3,964	(10)	$379,355
	4/4/2017	7,318	(11)	$700,333
	1/9/2018	2,980	(12)	$285,186
	1/9/2018	3,651	(13)	$349,401

(1)
Represents the remaining unvested restricted service shares issued on January 13, 2014 under the Colonial Merger Integration Incentive Plan, which vest equally over five years on the anniversary of the issuance date, contingent upon continued employment in good standing through each vest date.

(2)
Represents the remaining unvested restricted service shares issued on January 13, 2014 under the 2014 LTIP, which vest equally over five years on the anniversary of the issuance date, contingent upon continued employment in good standing through each vest date.

(3)
Represents the remaining unvested restricted shares issued on March 10, 2016 under the Colonial Merger Integration Incentive Plan related to performance metrics, which vest equally over three years on the anniversary of the issuance date, contingent upon continued employment in good standing through each vest date.

(4)
Represents the remaining unvested restricted service shares issued on January 9, 2015 under the 2015 LTIP, which vest equally over five years on the anniversary of the issuance date, contingent upon continued employment in good standing through each vest date.

(5)
Represents the unvested restricted shares issued on March 24, 2015 in consideration for the removal of tax gross-up provisions for excess parachute payments and in Mr. Bolton’s case, to remove the modified, single-trigger termination right in his legacy employment agreement, which vest 100% on March 24, 2020, contingent upon continued employment in good standing through the vest date.

2019 PROXY STATEMENT	58

(6)
Represents the remaining unvested restricted service shares issued on January 8, 2016 under the 2016 LTIP, which vest equally over five years on the anniversary of the issuance date, contingent upon continued employment in good standing through each vest date.

(7)
Represents the remaining unvested restricted shares issued on March 24, 2017 under the 2016 LTIP related to the performance of the MAA financial metric, which vest equally over two years on the anniversary of the issuance date, contingent upon continued employment in good standing through each vest date.

(8)	Represents restricted shares which were issued on March 25, 2019 under the 2016 LTIP related to the performance under the TSR metric, which immediately vested upon issuance.

(9)
Represents the remaining unvested restricted service shares issued on January 9, 2017 under the 2017 LTIP, which vest equally over five years on the anniversary of the issuance date, contingent upon continued employment in good standing through each vest date.

(10)
Represents the remaining unvested restricted shares issued on April 2, 2018 under the 2017 LTIP related to the performance of the MAA financial metric, which vest equally over two years on the anniversary of the issuance date, contingent upon continued employment in good standing through each vest date.

(11)
Represents restricted shares which were issued on April 1, 2019 under the Merger Plan related to the performance metrics, which vest equally over two years on the anniversary of the issuance date, contingent upon continued employment in good standing through each vest date.

(12)
Represents the remaining unvested restricted service shares issued on January 9, 2018 under the 2018 LTIP, which vest equally over five years on the anniversary of the issuance date, contingent upon continued employment in good standing through each vest date.

(13)
Represents restricted shares which were issued on April 2, 2019 under the 2018 LTIP related to the performance of the MAA financial metric, which vest equally over two years on the anniversary of the issuance date, contingent upon continued employment in good standing through each vest date.

Option Exercise And Stock Vested

The following table summarizes the number of shares acquired upon the vesting of stock awards and the value realized by our NEOs as a result of such vesting during 2018.  None of our NEOs hold any stock options. Accordingly, no options were exercised in 2018 by our NEOs.

	Stock Awards
	Number of Shares
	Acquired on	Value Realized
Name	Vesting (#) (1)	on Vesting ($) (2)
BOLTON CEO	31,665	$2,842,731
GRIMES COO	12,142	$1,090,423
CAMPBELL CFO	12,670	$1,138,044
DELPRIORE GC	9,431	$841,149

(1)	The shares represented in this column vested from various plans as indicated in the below table.

2019 PROXY STATEMENT	59

Name	Plan	ASC 718 Grant Date	Stock Issue Date	Total Shares Granted	Shares Vested in 2018	Remaining Unvested Shares	Vesting Schedule
Bolton	Colonial Merger Plan	1/13/2014	1/13/2014	8,550	1,710	1,710	20% annually from 1/13/2015
Grimes	Colonial Merger Plan	1/13/2014	1/13/2014	2,052	410	410	20% annually from 1/13/2015
Campbell	Colonial Merger Plan	1/13/2014	1/13/2014	2,993	598	598	20% annually from 1/13/2015
DelPriore	Colonial Merger Plan	1/13/2014	1/13/2014	1,710	342	342	20% annually from 1/13/2015
Bolton	Colonial Merger Plan	1/13/2014	3/10/2016	15,878	5,293	5,295	33% annually from 3/10/2017
Grimes	Colonial Merger Plan	1/13/2014	3/10/2016	3,813	1,270	1,273	33% annually from 3/10/2017
Campbell	Colonial Merger Plan	1/13/2014	3/10/2016	5,558	1,853	1,855	33% annually from 3/10/2017
DelPriore	Colonial Merger Plan	1/13/2014	3/10/2016	3,178	1,060	1,061	33% annually from 3/10/2017
Bolton	2013 LTIP	1/2/2013	1/24/2014	12,353	3,088	-	25% annually from 1/24/2015
Grimes	2013 LTIP	1/2/2013	1/24/2014	5,088	1,272	-	25% annually from 1/24/2015
Campbell	2013 LTIP	1/2/2013	1/24/2014	5,088	1,272	-	25% annually from 1/24/2015
Bolton	2014 LTIP	1/13/2014	1/13/2014	8,794	1,759	1,758	20% annually from 1/13/2015
Grimes	2014 LTIP	1/13/2014	1/13/2014	3,518	703	703	20% annually from 1/13/2015
Campbell	2014 LTIP	1/13/2014	1/13/2014	3,420	684	684	20% annually from 1/13/2015
DelPriore	2014 LTIP	1/13/2014	1/13/2014	2,932	586	586	20% annually from 1/13/2015
Bolton	2015 LTIP	1/9/2015	1/9/2015	7,031	1,406	2,813	20% annually from 1/9/2016
Grimes	2015 LTIP	1/9/2015	1/9/2015	2,813	562	1,126	20% annually from 1/9/2016
Campbell	2015 LTIP	1/9/2015	1/9/2015	2,735	547	1,094	20% annually from 1/9/2016
DelPriore	2015 LTIP	1/9/2015	1/9/2015	2,605	521	1,042	20% annually from 1/9/2016
Bolton	2015 LTIP	1/9/2015	3/25/2016	9,375	4,688	-	50% annually from 3/25/2017
Grimes	2015 LTIP	1/9/2015	3/25/2016	3,750	1,875	-	50% annually from 3/25/2017
Campbell	2015 LTIP	1/9/2015	3/25/2016	3,646	1,823	-	50% annually from 3/25/2017
DelPriore	2015 LTIP	1/9/2015	3/25/2016	3,473	1,737	-	50% annually from 3/25/2017
Bolton	2015 LTIP	1/9/2015	3/26/2018	7,031	7,031	-	100% upon issuance
Grimes	2015 LTIP	1/9/2015	3/26/2018	2,813	2,813	-	100% upon issuance
Campbell	2015 LTIP	1/9/2015	3/26/2018	2,735	2,735	-	100% upon issuance
DelPriore	2015 LTIP	1/9/2015	3/26/2018	2,605	2,605	-	100% upon issuance
Bolton	2016 LTIP	1/8/2016	1/8/2016	5,673	1,135	3,404	20% annually from 1/8/2017
Grimes	2016 LTIP	1/8/2016	1/8/2016	2,726	545	1,636	20% annually from 1/8/2017
Campbell	2016 LTIP	1/8/2016	1/8/2016	2,659	532	1,596	20% annually from 1/8/2017
DelPriore	2016 LTIP	1/8/2016	1/8/2016	2,161	432	1,297	20% annually from 1/8/2017
Bolton	2016 LTIP	1/8/2016	3/24/2017	8,509	4,254	4,255	50% annually from 3/24/2018
Grimes	2016 LTIP	1/8/2016	3/24/2017	4,089	2,044	2,045	50% annually from 3/24/2018
Campbell	2016 LTIP	1/8/2016	3/24/2017	3,989	1,994	1,995	50% annually from 3/24/2018
DelPriore	2016 LTIP	1/8/2016	3/24/2017	3,241	1,620	1,621	50% annually from 3/24/2018
Bolton	2017 LTIP	1/9/2017	1/9/2017	6,505	1,301	5,204	20% annually from 1/9/2018
Grimes	2017 LTIP	1/9/2017	1/9/2017	3,241	648	2,593	20% annually from 1/9/2018
Campbell	2017 LTIP	1/9/2017	1/9/2017	3,162	632	2,530	20% annually from 1/9/2018
DelPriore	2017 LTIP	1/9/2017	1/9/2017	2,642	528	2,114	20% annually from 1/9/2018

(2)	The value realized on vesting represents the number of shares vesting multiplied by the closing stock price on the vesting date.

2019 PROXY STATEMENT	60

401(K) Savings Plan

We adopted a 401(K) Plan under the terms of which participants may elect to defer a percentage of their compensation and we may match a portion of their deferral. The mutual funds available for investment in the 401(K) Plan for 2018, as well as those fund’s respective rates of return for 2018, are indicated in the below table.

	2018		2018
	Rate of		Rate of
Name of Fund	Return	Name of Fund	Return
American Beacon Small Cap Value Advisor Fund	-16.05%	Principal LifeTime Hybrid 2020 CIT R6 Fund	-6.02%
DWS RREEF Real Estate Securities A Fund	-3.49%	Principal LifeTime Hybrid 2025 CIT R6 Fund	-6.72%
Equity Income Separate Account R5 Fund	-5.30%	Principal LifeTime Hybrid 2030 CIT R6 Fund	-7.58%
Franklin Small Cap Growth Adv Fund	-2.47%	Principal LifeTime Hybrid 2035 CIT R6 Fund	-8.23%
Hartford International Opportunities R4 Fund	-18.93%	Principal LifeTime Hybrid 2040 CIT R6 Fund	-8.86%
International Equity Index Separate Account R5 Fund	-13.83%	Principal LifeTime Hybrid 2045 CIT R6 Fund	-9.34%
LargeCap Growth I Separate Account R5 Fund	3.44%	Principal LifeTime Hybrid 2050 CIT R6 Fund	-9.71%
LargeCap S&P 500 Index Separate Account R5 Fund	-4.76%	Principal LifeTime Hybrid 2055 CIT R6 Fund	-10.02%
MidCap S&P 400 Index Separate Account R5 Fund	-11.51%	Principal LifeTime Hybrid 2060 CIT R6 Fund	-10.19%
Oppenheimer Developing Markets A Fund	-12.14%	PGIM High-Yield A Fund	-1.56%
Pioneer Bond A Fund	-0.88%	SmallCap S&P 600 Index Separate Account R5 Fund	-8.91%
Principal LifeTime Hybrid Income CIT R6 Fund	-3.25%	Virtus Ceredex Mid-Cap Value Equity A Fund	-8.08%
Principal LifeTime Hybrid 2010 CIT R6 Fund	-4.21%	Wells Fargo Discovery A Fund	-7.09%
Principal LifeTime Hybrid 2015 CIT R6 Fund	-5.05%

Under the terms of the 401(K) Plan, benefits generally start on or after the date the participant reaches the age of 65. Under applicable law, participants must begin receiving benefits by April 1st following the later of the calendar year in which a participant reaches the age of 70 ½, or stops working for MAA.

The table below provides the balance as of December 31, 2018, of our NEO’s 401(K) Plan accounts.

					Aggregate
	Executive	Registrant	Aggregate	Aggregate	Balance
	Contributions in	Contributions in	Earnings (Loss)	Withdrawals/	at Last
	Last FY (1)	Last FY (2)	in Last FY (3)	Distributions	FYE
Name	($)	($)	($)	($)	($)
BOLTON CEO	$24,500	$10,800	$(7,374)	$-	$108,832
GRIMES COO	$24,500	$14,237	$(32,008)	$-	$473,600
CAMPBELL CFO	$24,500	$13,988	$(16,841)	$-	$472,167
DELPRIORE GC	$18,500	$10,800	$(8,263)	$-	$90,666

(1)	Values reflect annual catch up contributions for Messrs. Bolton, Grimes and Campbell.

(2)	Messrs. Bolton and DelPriore each received a true-up registrant contribution from MAA of $200 which is not reflected in the above table as the contribution was not credited on the administrator’s records until 2019. In addition, corrections of ($3,236.91) and ($2,987.75) were made in 2019 related to the registrant contributions for Messrs. Grimes and Campbell, respectively, to correct an overage made in 2018. The actual registrant contributions for each NEO related to 2018 is $11,000, which is reflected in the “All Other Compensation” column of the Summary Compensation Table.

(3)	The losses reflected represent aggregate deemed investment earnings or losses from voluntary deferrals and our contributions, as applicable, as well as minimal investment fund fees. The 401(K) Plan does not guarantee a return on deferred amounts.

2019 PROXY STATEMENT	61

Non-Qualified Deferred Compensation

The Deferred Comp Plan is available to all executive management. Under the terms of the Deferred Comp Plan, participants may elect to defer a percentage of their compensation and we may match a portion of their deferral. The mutual funds available for investment in the Deferred Comp Plan for 2018, as well as those fund’s respective rates of return for 2018, are indicated in the below table.

	2018		2018
	Rate of		Rate of
Name of Fund	Return	Name of Fund	Return
American Beacon Small Cap Value Advisor Fund - AASSX	-16.05%	Principal LifeTime 2030 Inst Fund - PMTIX	-7.42%
DWS RREEF Real Estate Securities A Fund	-3.49%	Principal LifeTime 2035 Inst Fund - LTIUX	-7.34%
Equity Income R5 Fund - PEIQX	-5.30%	Principal LifeTime 2040 Inst Fund - PTDIX	-7.90%
Franklin Small Cap Growth Adv Fund - FSSAX	-2.47%	Principal LifeTime 2045 Inst Fund - LTRIX	-8.31%
Hartford International Opportunities R4 Fund - IHOSX	-18.93%	Principal LifeTime 2050 Inst Fund - PPLIX	-8.69%
International Equity Index R5 Fund - PIIQX	-13.83%	Principal LifeTime 2055 Inst Fund - LTFIX	-9.00%
LargeCap Growth I R5 Fund - PPUPX	3.44%	Principal LifeTime 2060 Inst Fund - PLTZX	-9.22%
LargeCap S&P 500 Index R5 Fund - PLFPX	-4.76%	Principal LifeTime 2065 Inst Fund - PLJIX	-9.36%
MidCap S&P 400 Index R5 Fund - PMFPX	-11.51%	Principal LifeTime Strategic Income Inst Fund - PLSIX	-3.14%
Oppenheimer Developing Markets A Fund - ODMAX	-12.14%	PGIM High-Yield A Fund	-1.56%
Pioneer Bond A Fund - PIOBX	-0.88%	SmallCap S&P 600 Index R5 Fund - PSSPX	-8.91%
Principal LifeTime 2010 Inst Fund - PTTIX	-3.90%	Vanguard Federal Money Market Investor Fund - VMFXX	1.78%
Principal LifeTime 2015 Inst Fund - LTINX	-4.70%	Virtus Ceredex Mid-Cap Value Equity A Fund - SAMVX	-8.08%
Principal LifeTime 2020 Inst Fund - PLWIX	-5.71%	Wells Fargo Discovery A Fund - WFDAX	-7.09%
Principal LifeTime 2025 Inst Fund - LTSTX	-6.40%

Distributions from the Deferred Comp Plan for balances prior to 2016 are made in five equal annual installments beginning on the first day following the sixth full month occurring after the earliest of death, disability, or separation from service. Balances from 2016 and forward will be distributed in compliance with the participant’s previous elections for the specific contributions in the form of either a lump-sum payment or substantially equal annual installments amortized over a period not to exceed ten years beginning on the later of January 1st or six months and a day after the participant’s separation from service. Notwithstanding the foregoing, in the case of a participant who becomes entitled to receive benefits on account of disability, the balances from 2016 and forward will be paid in a lump sum on or after the 15th of the first month following determination of disability.

The table below provides the balance as of December 31, 2018, of our NEO’s Deferred Comp Plan accounts.

					Aggregate
	Executive	Registrant	Aggregate	Aggregate	Balance
	Contributions in	Contributions in	Earnings (Loss)	Withdrawals/	at Last
	Last FY (1)	Last FY (2)	in Last FY (3)	Distributions	FYE
Name	($)	($)	($)	($)	($)
BOLTON CEO	$141,974	$166,103	$(105,833)	$-	$2,811,988
GRIMES COO	$121,242	$80,512	$(52,780)	$-	$759,255
CAMPBELL CFO	$142,533	$68,715	$(47,009)	$-	$954,412
DELPRIORE GC	$60,898	$65,024	$(36,665)	$-	$449,628

(1)	The employer matching contributions for our Deferred Comp Plan are made at the end of the year. Depending on how the calendar falls, this can result in the registrant contributions for a year not being credited on the administrator’s records until the following calendar year. The registrant contributions in the above table reflect contributions for both 2017 and 2018 which matches the timing of when they were credited on our administrator’s records. The actual registrant contributions credited to the accounts of Messrs. Bolton, Grimes, Campbell and DelPriore for calendar year 2018 were $88,319, $37,497, $34,751 and $33,125, respectively, which are included in the “All Other Compensation” column of the Summary Compensation Table.

(2)	The earnings reflected represent deemed combined investment earnings or losses from voluntary deferrals and our contributions, as applicable. The Deferred Comp Plan does not guarantee a return on deferred amounts.

2019 PROXY STATEMENT	62

Employment Agreements And Potential Payments Upon Termination Or Change In Control

Mr. Bolton entered into an employment agreement with us on March 24, 2015, that replaced his previous agreement which had been entered into in 2008. The employment agreement outlines the compensation he will receive and (i) has a term of one year that renews automatically on the first day of each month for an additional one-month period, so that on the first day of each month, unless sooner terminated in accordance with the terms of the agreement, the remaining term is one year; (ii) provides for an annual base salary for Mr. Bolton, subject to change at the discretion of the Compensation Committee; and (iii) allows for annual incentive/bonus compensation.

Upon Mr. Bolton’s termination due to death or permanent disability or in the event he is terminated without cause or resigns for good reason, we will pay Mr. Bolton (or his personal representative) all amounts due to him as of the date of termination under the terms of all incentive and bonus plans, and will also continue to pay him his base salary as then in effect for one year after the termination. In addition, all stock options or shares of restricted stock issued to Mr. Bolton will become fully vested and exercisable in accordance with the terms of the underlying equity incentive plan on the termination date. Alternatively, Mr. Bolton may elect to receive an amount in cash equal to the in-the-money value of the shares covered by all such options.In compliance with the Merger Plan and 2018 LTIP, Mr. Bolton will also receive a pro-rata award (based on number of days from grant to termination date) of any Performance Share Awards which would have been earned and issued under the plans except for the fact that the termination date preceded the end of the performance period. Shares of restricted stock will be issued in line with the underlying plan timing and will be immediately fully vested. Finally, we will pay to Mr. Bolton all legal fees incurred by him in connection with his termination without cause or resignation for good reason.

If Mr. Bolton is terminated without cause in anticipation of, on, or within three years after a change in control or resigns for good reason within three years after a change in control, he is entitled to receive a payment equal to the sum of 2.99 times his annual base salary in effect on the date of termination plus 2.99 times his average annual cash bonus paid during the two immediately preceding fiscal years. However, if the change in control transaction occurs within three years of Mr. Bolton’s planned retirement date, the maximum change in control payment would be the base salary and bonus payable to Mr. Bolton through the anticipated date of retirement.  In addition, all stock options and shares of restricted stock issued to Mr. Bolton shall become fully vested and exercisable in accordance with the terms of the underlying equity incentive plan on the termination date. Alternatively, Mr. Bolton may elect to receive an amount in cash equal to the greater of (i) the in-the-money value of the shares covered by all such options or (ii) the difference between the highest per share price for our shares paid in connection with the change in control and the per share exercise price of the options held by him, multiplied by the number of shares covered by all such options. In compliance with the Merger Plan and 2018 LTIP, if Mr. Bolton is terminated without cause after negotiations for a sale event have begun and the sale event closes within 90 days of Mr. Bolton’s termination date, the maximum Performance Share Awards for which the performance period had not yet completed prior to his termination date, shall be considered to be earned in full. The maximum amount of restricted shares would be issued to Mr. Bolton and be fully vested immediately prior to the consummation of the sale event. Finally, we will pay Mr. Bolton all legal fees incurred by him in connection with the change in control termination.

The employment agreement also contains certain confidentiality and non-competition provisions, as well as the agreement of Mr. Bolton, for a period of two years following a change in control termination, not to have an interest in a competitor or engage in a competitive business, in any capacity, within five miles of a property we own at the time of termination of employment.

Messrs. Grimes, Campbell and DelPriore have change in control agreements that were entered into on March 24, 2015. The agreements outline the compensation they will receive under certain change in control scenarios. For Messrs. Campbell and Grimes, these agreements replaced change in control agreements originally entered into in December 1999 which were subsequently amended and restated in 2008.

2019 PROXY STATEMENT	63

Each change in control agreement provides that in the event of a change in control termination, each of Messrs. Grimes, Campbell and/or DelPriore is entitled to receive a payment equal to the sum of 2.99 times his annual base salary in effect on the date of termination plus 2.99 times his average annual cash bonus paid during the two immediately preceding fiscal years.In addition, all stock options and shares of restricted stock issued to Messrs. Grimes, Campbell and/or DelPriore shall become fully vested and exercisable in accordance with the terms of the underlying equity incentive plan on the termination date. Alternatively, Messrs. Grimes, Campbell and/or DelPriore may elect to receive an amount in cash equal to the greater of (i) the in-the-money value of the shares covered by all such options or (ii) the difference between the highest per share price for our shares paid in connection with the change in control and the per share exercise price of the options held by him, multiplied by the number of shares covered by all such options. In compliance with the Merger Plan and 2018 LTIP, if Messrs. Grimes, Campbell and/or DelPriore are terminated without cause after negotiations for a sale event have begun and the sale event closes within 90 days of the termination date, the maximum Performance Share Awards for which the performance period had not yet completed prior to the termination date, shall be considered to be earned in full. The maximum amount of restricted shares would be issued and be fully vested immediately prior to the consummation of the sale event. Finally, we will pay Messrs. Grimes, Campbell and/or DelPriore all legal fees incurred by them in connection with the change in control. The change in control agreements also require that Messrs. Grimes, Campbell and/or DelPriore, for a period of two years following a change in control termination, not have an interest in a competitor or engage in a competitive business, in any capacity, within five miles of a property we own at the time of termination of employment.

CALCULATION OF BENEFITS

The following tables include an estimate of the potential payments we would be required to make upon termination of employment of the NEOs in each of the circumstances described below. In providing the estimated potential payments, we have made the following general assumptions in all circumstances where applicable.

⌂	The date of termination is December 31, 2018

⌂	The annual salary at the time of termination equals the 2018 base salary as established by the Compensation Committee, and in regards to Mr. Bolton, by the Board, for each NEO

⌂	There is no accrued and unpaid salary

⌂	There is no unpaid reimbursement for expenses incurred prior to the date of termination

Termination Due To Death Or Disability Or By MAA Without Cause Or By The NEO For Good Reason In The Absence Of A Change In Control

Severance Benefit Component	BOLTON CEO	GRIMES COO (4)	CAMPBELL CFO (4)	DELPRIORE GC (4)
12 months base salary (1)	$775,000	$-	$-	$-
Pro-rated bonus	$1,298,125	$-	$-	$-
Equity awards (2)	$7,330,898	$3,152,919	$3,335,862	$2,719,159
Perquisites (3)	$27,885	$-	$-	$-
Total	$9,431,908	$3,152,919	$3,335,862	$2,719,159

(1)	Semi-monthly payments of base salary for one year following the termination date, subject to the six-month delayed payment rule under Section 409A of the Internal Revenue Code.

(2)	Aggregate number of (i) issued but unvested restricted shares as of December 31, 2018, (ii) the number of shares issuable under the Merger Plan based on actual performance through December 31, 2018, and (iii) Performance Share Awards under the 2018 LTIP that are issuable based on actual performance (pro-rated for service during the performance period as applicable), multiplied by $95.70, the closing price for MAA’s common stock on the NYSE on December 31, 2018.

(3)	Upon a termination, other than death, lump sum payment for 12 months of insurance coverage for health, dental, life and disability substantially equivalent to the costs under MAA’s benefit plans.

(4)	NEO is not entitled to receive any severance benefits except certain equity awards in accordance with the terms and conditions of the applicable plan document.

Termination By MAA Without Cause (Or By The NEO For Good Reason) In Anticipation Of, On, Or Within A Specified Period After A Change In Control

Severance Benefit Component	BOLTON CEO	GRIMES COO	CAMPBELL CFO	DELPRIORE GC
2.99 x base salary	$2,317,250	$1,483,339	$1,447,160	$1,410,981
2.99 x bonus (1)	$4,689,038	$2,183,584	$1,765,049	$1,732,949
Pro-rated bonus	$1,298,125	$884,149	$546,315	$532,657
Equity awards (2)	$11,568,997	$5,201,365	$5,360,030	$4,413,454
Perquisites (3)	$55,770	$29,802	$31,102	$19,290
Total	$19,929,180	$9,782,239	$9,149,656	$8,109,331

(1)	Bonus is the average annual cash bonus paid for the two immediately preceding fiscal years.

2019 PROXY STATEMENT	64

(2)	Aggregate number of (i) issued but unvested restricted shares as of December 31, 2018, (ii) the maximum number of shares issuable under the Merger Plan, and (iii) Performance Share Awards under the 2016 LTIP, the 2017 LTIP, and the 2018 LTIP that are issuable at Target, multiplied by $95.70, the closing price for MAA’s common stock on the NYSE on December 31, 2018.

(3)	For Mr. Bolton, lump sum payment for 24 months of insurance coverage for health, dental, vision, life, and disability substantially equivalent to the costs under MAA’s benefit plans. For Messrs. Grimes, Campbell, and DelPriore, lump sum payment for 24 months insurance coverage for health, dental and vision.

CEO PAY RATIO

As directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act, on August 5, 2015, the SEC adopted final rules regarding disclosure of (1) the median of the annual total compensation of all employees of a company, other than its principal executive officer, (2) the annual total compensation of the company’s principal executive officer, and (3) the ratio of those two amounts, or pay ratio. The purpose of this new disclosure requirement is to provide a measure of the equitability of pay within the organization and to assist shareholders in better understanding and assessing a company’s executive compensation practices. We encourage you to consider this information in conjunction with the information provided in the Compensation Discussion and Analysis section of this Proxy Statement, which includes discussions on our compensation philosophy, percentage of executive pay tied to our performance results and long term total shareholder return, peer comparisons and other information you may find useful in evaluating the appropriateness of our executive compensation packages.

Our pay ratio is provided to assist you in evaluating our compensation practices and may not be meaningful when compared against other companies as impacts of varying organizational structures on employment bases and their respective compensation practices, as well as the methodology, assumptions and estimates any one company uses in determining their median employee, may impact the pay ratios between and within industries.

Identification Of Median Employee

Calculations to identify the median employee are only required to be done every three years by the SEC. In analyzing the need to identify a median employee for 2018, we took into account that no meaningful changes had occurred in our employee population or in our compensation arrangements that would result in a significant change in our CEO pay ratio disclosure. In addition, our median employee from 2017 did not have a significant change in their compensation, such as a major promotion. As a result, we determined to utilize the median employee identified for our 2017 CEO pay ratio analysis for our 2018 CEO pay ratio analysis.

2017 MEDIAN EMPLOYEE IDENTIFICATION PROCESS

Population Of Employees Analyzed

The below outlines the full population of employees included in our 2017 analysis to identify our median employee.

WE INCLUDED

⌂	Employed by MAA or any of its subsidiaries
⌂	Employed on December 31, 2017
⌂	Classified as full-time, part-time or temporary, except as set forth in the “We Excluded” column
WE EXCLUDED

⌂	Our CEO
⌂	Contract workers
⌂	Temporary workers employed by, and whose compensation was determined by, an unaffiliated third party

MAA does not have seasonal or international employees.

Data Used To Identify Median Employee

To identify our median employee, we reviewed the 2017 income reported in Box 1 of Form W-2 for employees of MAA and its subsidiaries. While the value in Box 1 of Form W-2 is not calculated in the same manner as the total compensation in the Summary Compensation Table (the value on which the pay ratio is based), we felt it provided a consistent reporting value which could be applied across all associates and it includes values for the largest categories of compensation represented in the Summary Compensation Table, which are salary, cash bonuses and stock awards. In regards to MAA’s compensation packages, the largest difference between the compensation reported in the Summary Compensation Table and Box 1 of Form W-2 is the value associated with stock awards, as the Summary Compensation Table reflects the full grant date fair value in accordance with FASB ASC Topic 718 in the year of grant while Box 1 of Form W-2 reflects the actual compensation realized in the year of vesting of stock awards actually earned. While these values can be materially different, given the nature and number of the participants in our equity incentive plans, we believe the differences in value would not move a participant from above the median to below the median and, therefore, would not have an impact on the identification of our median employee.

2019 PROXY STATEMENT	65

The below outlines the adjustments we made to the Box 1 of Form W-2 values for the included employees before identifying the median employee.

⌂	Annualized income of full-time and part-time employees hired after January 1, 2017
⌂	Annualized income of employees who were on leave for a portion of the year for active military duty, under the Family and Medical Leave Act or as a result of an unpaid leave of absence

We did not make any cost-of-living adjustments to the compensation of employees located in states and cities other than the state and city in which our principal executive officer resides.

TOTAL MEDIAN EMPLOYEE COMPENSATION CALCULATION

After identifying the median employee using the above methodology, we then calculated that employee’s compensation to match the required disclosures in the Summary Compensation Table, to provide a comparable value to the amount of total compensation disclosed for Mr. Bolton, our CEO, and in compliance with SEC requirements. The total annual compensation for our median employee in 2018 was $48,507.

RESULTS

Mr. Bolton, our CEO, is our principal executive officer. When considering Mr. Bolton’s total annual compensation of $4,660,152 for 2018, the ratio of our median employee’s total annual compensation to our principal executive officer’s total annual compensation was approximately 1:96.

In accordance with FASB ASC Topic 718, Mr. Bolton’s total annual compensation includes the full grant date fair value of stock awards granted in 2018. A significant portion of Mr. Bolton’s compensation is performance based, only realizable by Mr. Bolton if certain overall company and long term shareholder return performance levels are achieved, and is therefore not guaranteed of being realized by Mr. Bolton. Excluding the grant date fair value of the performance-based compensation that remained unearned by Mr. Bolton as of December 31, 2018, his total annual compensation for 2018 is $3,855,469, resulting in an approximate 1:79 ratio to the total annual compensation of our median employee.

2019 PROXY STATEMENT	66

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MATTER TO BE VOTED

Ratification of the appointment of Ernst & Young LLP to serve as MAA’s independent registered public accounting firm for 2019.

The Audit Committee is solely responsible for selecting our independent registered public accounting firm and has selected Ernst & Young LLP to audit our financial statements for the 2019 fiscal year. Although shareholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2019, our Board believes that submitting the appointment of Ernst & Young LLP to the shareholders for ratification is a matter of good corporate governance.

VOTE REQUIRED

This proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.

Shareholder approval for the appointment of our independent registered public accounting firm is not required, but the Board is submitting the selection of Ernst & Young LLP for ratification in order to obtain the views of our shareholders. The Audit Committee will consider a vote against the firm by the shareholders in selecting our independent registered public accounting firm in the future.

IMPACT OF ABSTENTIONS

Abstentions will have no legal effect on whether this proposal is approved.

IMPACT OF BROKER NON-VOTES

Broker non-votes will have no legal effect on whether this proposal is approved.

BOARD RECOMMENDATION

On behalf of the Audit Committee, our Board recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2019.

Ernst & Young LLP audited MAA’s annual financial statements for the fiscal year ended December 31, 2018, and MAA’s internal control over financial reporting as of December 31, 2018. On February 19, 2019, following a review of the qualifications, performance and independence of Ernst & Young LLP, among other considerations, the Audit Committee appointed Ernst & Young LLP to be MAA’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Ernst & Young LLP has performed as MAA’s external auditors continuously since October 2005. The Audit Committee believes that the appointment of Ernst & Young LLP as MAA’s independent registered public accounting firm for 2019 is in the best long-term interest of MAA’s shareholders.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to make a statement if they so desire and to answer any appropriate questions.

2019 PROXY STATEMENT	67

AUDIT AND NON-AUDIT FEES

The following table shows the fees paid or accrued by us for audit and other services provided by Ernst & Young LLP, our independent registered public accounting firm effective October 31, 2005, for the years ended December 31, 2018 and 2017.

SEC rules under Section 202 of the Sarbanes-Oxley Act of 2002 require the Audit Committee to pre-approve audit and non-audit services provided by our independent registered public accounting firm. In 2002, our Audit Committee began pre-approving all services provided by our independent registered public accounting firm and has pre-approved all new services since that time.
	2018	2017
Audit Fees (1)	$2,570,737	$2,216,924
Audit-Related Fees (2)	-	89,804
Tax Fees (3)	476,035	404,509
All Other Fees (4)	2,000	1,960
Total Fees	$3,048,772	$2,713,197

(1)	Audit Fees consists of fees billed for professional services rendered and expenses incurred relating to the audit of our financial statements and internal control over financial reporting, the review of our interim financial statements and for work on securities offerings and other filings with the SEC, including comfort letters, consents and comment letters.

(2)	Audit-Related Fees consists of fees billed for professional services rendered and expenses incurred for assurance and other services related to the audit of our financial statements. In 2017, Audit-Related Fees included fees billed specifically pertaining to our merger with Post Properties, Inc.

(3)	Tax Fees consists of fees billed for professional services rendered and expenses incurred related to tax return preparation and compliance, and general tax consulting. For 2018, Tax Fees included fees billed specifically pertaining to tax return compliance, final analysis of a taxable REIT subsidiary tax basis, joint venture structuring, taxable gain/loss calculations related to dispositions, accounting method change review related to cost segregation, real estate transfer tax analysis related to debt financing and state income tax planning. For 2017, Tax Fees included fees billed specifically pertaining to tax return compliance, analysis of a taxable REIT subsidiary tax basis and an update to a cost segregation study.

(4)	All Other Fees consists of a fee billed for a subscription to an online accounting and tax information service.

The Audit Committee has determined that the nature and level of non-audit related services that Ernst & Young LLP provides to MAA is compatible with maintaining the independence of Ernst & Young LLP.

AUDIT COMMITTEE POLICIES

Practices Related To The Independent Registered Public Accounting Firm

SOLE AUTHORITY TO APPOINT OR REPLACE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has the sole authority to appoint or replace the independent registered public accounting firm and is responsible for the compensation and oversight of the work of the independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work, or performing other audit, review or attestation services for MAA. As such, the independent registered public accounting firm reports directly to the Audit Committee.

ANNUAL EVALUATION AND SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee annually evaluates the performance of MAA’s independent registered public accounting firm and audit engagement team and determines whether to reengage the then current firm. Among other items, the Audit Committee takes into account the following factors when making this determination:

⌂	The Audit Committee’s determination of prior performance of the independent registered public accounting firm including the quality and efficiency of work performed, and familiarity of MAA’s operations, accounting policies and procedures and internal controls over financial reporting,

⌂	Independence considerations including independence controls of the independent registered public accounting firm and the type and quantity of non-audit services provided to MAA, any member of the Board and any NEOs,

⌂	Recent Public Company Accounting Oversight Board reports related generally to the independent registered public accounting firm and specifically to audits by members of MAA’s engagement team,

2019 PROXY STATEMENT	68

⌂	Depth of financial, accounting and industry experience, technical expertise and resources of the independent registered public accounting firm in general and of the members of the audit engagement team specifically,

⌂	The quality and candor of the independent registered public accounting firm’s communications with the Audit Committee,

⌂	The appropriateness of fees charged by the independent registered public accounting firm, and

⌂	The results of the most recent shareholder vote to ratify the appointment of the independent registered public accounting firm.

OVERSIGHT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In addition to quarterly written materials submitted to the Audit Committee, representatives of the independent registered public accounting firm meet with the committee, management and the Director of Internal Audit on a quarterly basis. The Audit Committee routinely meets with representatives of the independent registered public accounting firm as well as management and the Director of Internal Audit in separate executive sessions throughout the year. The Chairman of the Audit Committee may also receive or request periodic or ad hoc updates from the independent registered public accounting firm and/or management and the Director of Internal Audit between scheduled meetings, as deemed appropriate.

PRE-APPROVAL OF ALL AUDITING AND NON-AUDITING SERVICES

The Audit Committee pre-approves all auditing services and permitted non-audit services to be performed by the independent registered public accounting firm. The Audit Committee has delegated the authority to pre-approve such services and fees to the Chairman of the Audit Committee when scheduling a full committee meeting to timely consider a proposed service or fee is not feasible. Any decisions to pre-approve services or fees made solely by the Chairman of the Audit Committee are presented to the full Audit Committee for ratification at its next scheduled meeting. Authority to pre-approve services and fees of the independent registered public accounting firm may not be delegated to any member of management.

ROTATION OF AUDIT ENGAGEMENT TEAM MEMBERS

The Audit Committee ensures that the rotation of the lead audit partner and audit engagement team partners of MAA’s independent registered public accounting firm is done in compliance with NYSE and SEC regulations.

Hiring Of Independent Registered Public Accounting Firm Employees

RESTRICTIONS ON HIRING OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM EMPLOYEES

MAA will not hire an individual who is concurrently an employee of its independent registered public accounting firm, nor will MAA hire an individual in an accounting role or financial reporting oversight role if they remain in a position to influence MAA’s independent registered public accounting firm’s operations or policies.

REQUIRED APPROVAL FOR HIRING PREVIOUS MEMBERS OF AUDIT ENGAGEMENT TEAM

MAA’s Principal Accounting Officer or Chief Financial Officer must approve the hiring of any candidate who served on the independent registered public accounting firm’s audit engagement team for MAA.

COOLING OFF PERIOD BEFORE HIRING PREVIOUS MEMBERS OF AUDIT ENGAGEMENT TEAM

MAA will not hire a former member of the independent registered public accounting firm’s audit engagement team for MAA in an accounting or financial reporting oversight role before a required “cooling-off” period has elapsed.

REPORTING OF HIRING PREVIOUS MEMBERS OF AUDIT ENGAGEMENT TEAM TO AUDIT COMMITTEE

Management discloses all hires of former members of the independent registered public accounting firm’s audit engagement team for accounting or financial reporting oversight roles to the Audit Committee at least quarterly.

2019 PROXY STATEMENT	69

Other Practices

AUDIT COMMITTEE COMPRISED SOLELY OF INDEPENDENT MEMBERS OF THE BOARD

The Audit Committee is comprised solely of independent members of the Board.

SEC FINANCIAL EXPERT

Both Alan B. Graf, Jr. and Russell R. French serve on the Audit Committee and have been determined by the Audit Committee and the Board to meet the definition of an audit committee financial expert under the applicable SEC rules.

ANONYMOUS WHISTLEBLOWER PLATFORM

The Audit Committee has established a formal Whistleblower Policy with related Procedures which allows for the anonymous submission and addressing of concerns related to accounting, internal accounting controls and auditing matters. The policy and procedures are reviewed annually by the Audit Committee and are publically provided with other corporate governance materials on MAA’s investor relations website at http://ir.maac.com.

AUDIT COMMITTEE REPORT

The Audit Committee has the responsibilities and powers set forth in its charter which include the responsibility to assist our Board of Directors in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the independent auditor and our internal audit function. The Audit Committee is also required to prepare this report to be included in our annual Proxy Statement pursuant to the proxy rules of the SEC.

Management is responsible for the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. The internal auditor is responsible for testing such internal controls and procedures. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, as well as other procedures.

The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2018 with management. In addition, the Audit Committee has discussed with Ernst & Young LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, and other matters required by the charter of this committee.

The Audit Committee also has received the written disclosures and the letter from Ernst & Young LLP required by the Public Company Accounting Oversight Board Rule 3526, and has discussed with Ernst & Young LLP their independence from the company and its management.

The Audit Committee has received both management’s and the independent registered public accounting firm’s reports on internal control over financial reporting and has discussed those reports.

The Audit Committee has discussed with management and representatives of the independent registered public accounting firm such other matters and received such assurances from them as they deemed appropriate.

As a result of their review and discussions, the Audit Committee has recommended to the Board of Directors the inclusion of our audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the SEC.

AUDIT COMMITTEE:
Alan B. Graf, Jr., CHAIRMAN
Russell R. French
W. Reid Sanders
Gary Shorb

2019 PROXY STATEMENT	70

SECURITIES OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The number of shares owned and percentage ownership in the following table is based on 113,844,266 shares of common stock outstanding on December 31, 2018. The following table sets forth information as of December 31, 2018, regarding each person known to us to be the beneficial owner of more than five percent of our common stock. The information in the following table is based solely on Schedule 13G filings with the SEC by the respective identified beneficial owners.

	Amount and
	Nature of
Name and Address	Beneficial	Percent
of Beneficial Owner	Ownership	of Class	Notes
The Vanguard Group	18,213,530	16.0%	The Schedule 13G indicates the entity has sole power to vote or to direct the vote for 240,678 shares, shared power to vote or to direct the vote for 155,087 shares, sole power to dispose or to direct the disposition of 17,931,713 shares, and shared power to dispose or to direct the disposition of 281,817 shares. The shares indicated include the 5,411,222 shares beneficially owned by Vanguard Specialized Funds – Vanguard Real Estate Index Fund, an affiliate of Vanguard Group, Inc.
100 Vanguard Blvd.
Malvern, PA 19355

Vanguard Specialized Funds	5,411,222	4.8%	The Schedule 13G indicates the entity has sole power to vote or to direct the vote for 5,411,222 shares. The shares indicated are included in the 18,213,530 shares beneficially owned by The Vanguard Group, Inc. and should not be added to those shares to indicate total beneficial ownership by The Vanguard Group, Inc.
- Vanguard Real Estate Index Fund
100 Vanguard Blvd.
Malvern, PA 19355

BlackRock, Inc.	11,359,757	10.0%	The Schedule 13G indicates the entity has sole power to vote or to direct the vote for 10,404,560 shares and sole power to dispose or to direct the disposition of 11,359,757 shares.
55 East 52nd Street
New York, NY 10055

State Street Corporation	6,767,597	5.9%	The Schedule 13G indicates the entity has shared power to vote or to direct the vote for 6,153,212 shares, and shared power to dispose or to direct the disposition of 6,766,455 shares.
State Street Financial Center
One Lincoln Street
Boston, MA 02111

SECURITY OWNERSHIP OF MANAGEMENT

The number of shares owned and percentage ownership in the following table is based on 113,888,380 shares of common stock outstanding on February 28, 2019. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable within 60 days of February 28, 2019. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, we believe that the persons identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

2019 PROXY STATEMENT	71

The following table sets forth the beneficial ownership of our common stock as of February 28, 2019 by (i) each director, (ii) each director nominee, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors, nominees and executive officers as a group. Unless otherwise indicated, voting power and investment power are exercisable solely by the named person. The address of each officer, director and/or director nominee listed below is 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138.

Name of Beneficial Owner	Aggregate Number of Shares Beneficially Owned	Percent of Class	Notes
H. Eric Bolton, Jr. (2)	352,738	(1)	Includes 110,000 shares that Mr. Bolton has the current right to acquire upon redemption of limited partnership units; 8,251 shares attributed to Mr. Bolton in our Employee Stock Ownership Plan; and 10,269 shares owned in a joint account with his wife for which Mr. Bolton has shared voting and investment power.
Albert M. Campbell, III	60,100	(1)	Includes 2,942 shares attributed to Mr. Campbell in our Employee Stock Ownership Plan; 100 shares held by Mr. Campbell through an individual retirement account; and 12,023 shares owned in a joint account with his wife for which Mr. Campbell has shared voting and investment power.
Robert J. DelPriore	31,163	(1)
Russell R. French (2)	22,993	(1)	Includes 5,303 shares held in a deferred compensation account.
Alan B. Graf, Jr. (2)	40,497	(1)	Includes 28,778 shares held in a deferred compensation account.
Thomas L. Grimes, Jr.	60,540	(1)	Includes 3,713 shares attributed to Mr. Grimes in our Employee Stock Ownership Plan; 1,362 shares owned by Mr. Grimes’ spouse in our Employee Stock Ownership Plan; and 2 shares owned by his children for which Mr. Grimes has shared voting and investment power.
Toni Jennings (2)	6,128	(1)
James K. Lowder (2)	240,277	(1)	Includes 233,716 shares that Mr. Lowder has the current right to acquire upon redemption of limited partnership units, 4,990 of which Mr. Lowder would have shared voting and investment power (4,990 owned by JKL Investments, LLC), and 208,726 of which are pledged as collateral on various loans.
Thomas H. Lowder (2)	283,523	(1)	Includes 248,654 shares that Mr. Lowder has the current right to acquire upon redemption of limited partnership units, 19,928 of which Mr. Lowder would have shared voting and investment power (19,928 owned by THL Investments, LLC); 2,160 shares held in a deferred compensation account; 25,791 shares held by Mr. Lowder through an individual retirement account; and 357 shares indirectly owned for which Mr. Lowder has shared voting and investment power (357 shares owned by THL Investments, LLC).
Monica McGurk (2)	6,207	(1)	Includes 4,816 shares held in a deferred compensation account.
Claude B. Nielsen (2)	33,504	(1)	Includes 2,111 shares that Mr. Nielsen has the current right to acquire upon redemption of limited partnership units; 9,353 shares held in a deferred compensation account; and 3,423 shares that Mr. Nielsen has the right to acquire upon the exercise of options.
Philip W. Norwood (2)	27,282	(1)	Includes 17,491 shares held in a deferred compensation account.
W. Reid Sanders (2)	145,359	(1)	Includes 107,000 shares that Mr. Sanders has the current right to acquire upon redemption of limited partnership units; 7,459 shares held in a deferred compensation account; 6,000 shares held by Mr. Sanders through an individual retirement account; and 8,400 shares Mr. Sanders holds indirectly and for which he has shared voting and investment power, of which 4,100 shares Mr. Sanders has authority to vote as trustee or through a power-of-attorney and 1,300 shares owned by Mr. Sanders’ spouse.
Gary Shorb (2)	19,224	(1)	Includes 14,474 shares held in a deferred compensation account.
David P. Stockert (2)	156,394	(1)	Includes 4,188 shares held in a deferred compensation account; 60,412 shares owned by Mr. Stockert’s spouse and 27,008 shares that Mr. Stockert has the right to acquire upon the exercise of options.
All Directors, Director Nominees and Executive Officers as a group (15 persons)	1,485,929	1.3%	Includes 701,481 shares that may be acquired upon redemption of limited partnership units; 94,022 shares held in deferred compensation accounts; 16,268 shares held in our Employee Stock Ownership Plan; and 30,431 shares that may be acquired upon the exercise of options.

(1)	Represents less than 1% of the total.

(2)	Director nominee.

2019 PROXY STATEMENT	72

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, or the Exchange Act, requires our directors, executive officers and certain beneficial owners of more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and furnish us with copies of all forms filed.

To our knowledge, based solely on review of the copies of such reports furnished us and representations that no other reports were required, during the past fiscal year all Section 16(a) filing requirements applicable to our directors and executive officers were completed on a timely basis, except for the: (i) Form 4 filed on August 21, 2018 for Russell R. French for a sale transaction on August 13, 2018 which was due to be filed on August 15, 2018 as confirmation for the sale, which had been properly pre-cleared under our Insider Trading Policy by Mr. French, failed to reach MAA, (ii) Amended Form 4s filed on April 2, 2018 for transactions on March 26, 2018 reporting the grant of an award under an equity incentive plan to H. Eric Bolton, Jr., Albert M. Campbell, III, Robert J. DelPriore and Thomas L. Grimes, Jr., as MAA inadvertently failed to include the grant on the original Form 4 filed on March 28, 2018 reporting other equity incentive plan activity, and (iii) Form 4s filed on March 14, 2018 which were due to be filed on March 13, 2018 reporting the withholding of shares to cover taxes on March 10, 2018 related to a vesting pursuant to shares earned and issued under a prior year restricted stock plan for H. Eric Bolton, Jr., Albert M. Campbell, III, Robert J. DelPriore and Thomas L. Grimes, Jr. as MAA inadvertently originally assigned a deemed execution date of March 12, 2018 to the withholding.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information regarding shares of MAA common stock which could be issued with respect to compensation plans as of December 31, 2018.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)(1)	(b)(1)	(c)(2)
Equity compensation plans approved by security holders	90,615	$77.16	1,456,397
Equity compensation plans not approved by security holders	None	None	None
Total	90,615	$77.16	1,456,397

(1)	The outstanding options were issued in exchange for options outstanding with Colonial Properties Trust and Post Properties, Inc. at the respective time of our merger with each.

(2)	Represents shares available to be issued under our Second and Amended MAA 2013 Stock Incentive Plan.

2019 PROXY STATEMENT	73

MEETING AND VOTING INFORMATION

MEETING INFORMATION

DATE:	Tuesday, May 21, 2019	PLACE:	MAA Corporate Headquarters
TIME:	12:30 p.m., local time		6815 Poplar Avenue, Suite 500
Germantown, Tennessee 38138

Requirements To Attend The Annual Meeting In Person

To attend the Annual Meeting in person, you will need to register in advance to obtain an admission ticket to gain access to the Annual Meeting.

Only shareholders (or their proxies or qualified representatives) who are eligible to vote and provide the required documentation will be allowed to attend the Annual Meeting in person. Guests, media and other individuals will not be allowed to attend.

REGISTER FOR ADMISSION TICKET BY MAY 15, 2019

To obtain an admission ticket to attend the Annual Meeting in person you will need to register by May 15, 2019. To do so, you will need to have the 16-digit control number provided on your proxy card or voter instruction card.

GO TO:	www.proxyvote.com
LOOK FOR:	“Register for Meeting” and follow the instructions
PRINT:	Print your admission ticket and bring it with you to the Annual Meeting

If you would like to attend the Annual Meeting in person but do not have access to a computer or printer, you can call the Corporate Secretary’s office at MAA at 901-682-6600 and we will assist you in obtaining an admission ticket.

REQUIRED DOCUMENTATION TO GAIN ACCESS TO THE ANNUAL MEETING

To gain access to the Annual Meeting you will need to have the below documentation with you (as applicable):

All Attendees		Proxies And Qualified Representatives
⌂	Admission ticket obtained when you registered in advance (by May 15, 2019) to attend the Annual Meeting in person	⌂	Legal written proxy or authorization letter

⌂	Valid picture identification

Quorum

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock are represented by shareholders present at the Annual Meeting either in person or by proxy. On March 15, 2019, the record date for the Annual Meeting, there were 113,892,167 shares of common stock outstanding and entitled to vote. Thus, 56,946,084 shares of common stock must be represented by shareholders present either in person or by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy to vote in advance or vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Chairman of the meeting or a majority of the votes present at the Annual Meeting may adjourn the meeting to another date.

Attendance Of Directors

We encourage, but do not require our directors to attend our annual meetings of shareholders. Generally, all of our directors do attend. All of our directors attended the 2018 Annual Meeting of Shareholders.

2019 PROXY STATEMENT	74

Materials Related To The Annual Meeting

ELECTRONIC DELIVERY

We encourage our shareholders to sign up for electronic delivery of proxy materials. Shareholders of record can sign up for electronic delivery of materials while casting their vote on line or by accessing their shareholder account with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. Beneficial owners should check with their broker or bank for availability of electronic delivery.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC, including the financial statements, and financial statement schedules is being mailed along with this Proxy Statement. Our Annual Report on Form 10-K for the year ended December 31, 2018, including all exhibits may be obtained from the SEC Filings and Reports section of the Investor Relations page of our website. Visit http://ir.maac.com. Information from our website is not incorporated by reference into this Proxy Statement. You can also obtain a copy, free of charge, by writing our Investor Relations Department at MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138 or by calling (866) 576-9689.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.

We and some brokers household proxy materials, delivering one copy of proxy materials to multiple shareholders sharing an address, unless contrary instructions have been received from the affected shareholders, and we undertake to deliver promptly upon written or oral request a separate copy of proxy materials to shareholders sharing an address to which a single copy of proxy materials was delivered. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to householding. If at any time you no longer wish to participate in householding and would prefer to receive separate proxy materials, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please do one of the following: (a) mark the appropriate box on your proxy card if you hold registered shares or notify your broker if your shares are held in a brokerage account; or (b) notify us in writing at MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138, Attention:  Corporate Secretary.

We can only household registered shares. If you own registered shares as well as hold shares in a brokerage account, you will continue to receive multiple copies of the Proxy Statement. Similarly, if you own shares in more than one brokerage firm, you can only household the Proxy Statements you receive within each individual brokerage house.

If you receive more than one set of proxy materials and proxy cards, you must complete, sign and return each proxy card that you receive or give your proxy authorization over the Internet or by phone to ensure that all of your shares are represented and voted.

Matters Related To The 2020 Annual Meeting Of Shareholders

SHAREHOLDER PROPOSAL REQUIREMENTS FOR THE 2020 ANNUAL MEETING OF SHAREHOLDERS

Shareholders who wish to submit proposals for inclusion in our proxy materials to be furnished to shareholders in connection with our 2020 Annual Meeting of Shareholders (other than proxy access director nominations) must comply with our bylaws and all applicable requirements of Rule 14a-8 promulgated under the Securities and Exchange Act of 1934, as amended, or the Exchange Act. To be considered timely for inclusion in our proxy materials furnished by us to shareholders, such proposals must be sent to the Nominating and Corporate Governance Committee, Attention: Corporate Secretary, MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138 and be received no later than the close of business on December 11, 2019.

2019 PROXY STATEMENT	75

Shareholders may also directly submit proposals at our 2020 Annual Meeting of Shareholders, including proposals to nominate their own persons for election as directors by our shareholders. Our bylaws provide requirements for ownership and certain procedures that a shareholder must follow to make their own nominations of persons for election as directors, or to submit other business, at an annual meeting of shareholders that is not included in our proxy materials. Pursuant to our bylaws, shareholders wishing to submit proposals or director nominations that are not to be included in our proxy materials must give timely notice thereof in writing to our Corporate Secretary that contains all of the information required by our bylaws and prepare their own proxy materials for our shareholders. To be timely for the 2020 Annual Meeting of Shareholders, you must submit such proposals or nominations to our Corporate Secretary, in writing, no later than the close of business on February 21, 2020 and no earlier than the close of business on January 22, 2020.

We also advise you to review our bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations, including different notice submission date requirements in the event we do not hold our 2020 Annual Meeting of Shareholders between April 21, 2020 and July 20, 2020. The Chairman of the 2020 Annual Meeting of Shareholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board for the 2020 Annual Meeting of Shareholders will confer discretionary voting authority with respect to any matter presented by a shareholder at that meeting for which we have not been provided with timely notice. Shareholder proposals must be sent to Attention: Corporate Secretary, MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138.

PROXY ACCESS NOTICE REQUIREMENTS FOR THE 2020 ANNUAL MEETING OF SHAREHOLDERS

Our bylaws require eligible shareholders to give advance notice of any proxy access director nomination. The required notice, which must include the information and documents set forth in our bylaws, must be given no less than 120 days prior to the anniversary of the date of the proxy statement for the prior year’s annual meeting of shareholders. Accordingly, to be timely for the 2020 Annual Meeting of Shareholders, our Corporate Secretary must receive the required notice no later than December 11, 2019. Notice must be sent to Attention: Corporate Secretary, MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138.

We advise you to review our bylaws, which contain additional requirements regarding advance notice of proxy access director nominations, including different notice submission date requirements in the event we do not hold our 2020 Annual Meeting of Shareholders between April 21, 2020 and July 20, 2020. A copy of our bylaws can be found on the SEC website (https://www.sec.gov) as an Exhibit to the Form 8-K which was filed on March 14, 2018.

VOTING INFORMATION

Shareholders Entitled To Vote

Only shareholders of record at the close of business on the record date, March 15, 2019, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on the record date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. The only class of stock that can be voted at the Annual Meeting is our common stock. As of the close of business on March 15, 2019, we had 113,892,167 shares of common stock outstanding.

BENEFICIAL OWNER: SHARES REGISTERED IN THE NAME OF A BROKER OR BANK

If on March 15, 2019 your shares were held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting.

MAA EMPLOYEE STOCK OWNERSHIP PLAN

If you had shares in an account under our Employee Stock Ownership Plan on March 15, 2019, you have the right to vote the shares in your account.

2019 PROXY STATEMENT	76

How To Vote

You may vote by proxy in advance of the Annual Meeting or vote in person at the Annual Meeting by following the below instructions. We encourage you to vote in advance of the Annual Meeting even if you plan to attend.

Voting procedures vary depending on whether you are a shareholder of record (your shares are registered directly in your name in an account at our transfer agent, Broadridge Corporate Issuer Solutions, Inc.) or a beneficial owner (your shares are held in an account at a brokerage firm, bank, dealer or similar organization). Additional procedures may be required for beneficial owners so be sure to review the appropriate information below.

VOTE IN ADVANCE

SHAREHOLDERS OF RECORD	BENEFICIAL OWNERS
Shareholders of record may vote by proxy in advance of the Annual Meeting by utilizing one of the below methods. You will want to have your proxy card handy for reference.	Beneficial owners may direct the vote of their broker or bank in advance of the Annual Meeting by utilizing one of the below methods.
Internet: www.proxyvote.com	Mail: Properly complete, sign, date and mail the enclosed proxy card as indicated by your broker or bank.
Phone: 800-690-6903	Follow any alternative instructions provided by your broker or bank to provide them with your voting instructions.
Mail: Properly complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided.

VOTE AT THE ANNUAL MEETING
In addition to the below requirements to vote at the Annual Meeting, anyone wishing to attend the Annual Meeting must follow the instructions to register in advance (by May 15, 2019) to attend the Annual Meeting in person and bring the admission ticket and other required documentation to gain entrance to the Annual Meeting.

SHAREHOLDERS OF RECORD	BENEFICIAL OWNERS
Shareholders of Record may vote at the Annual Meeting by bringing your completed proxy card with you or filling out your card when votes are called for during the meeting.	Beneficial Owners must have a valid proxy from their broker or bank in order to vote at the Annual Meeting.
Blank proxy cards will also be available for your use.	The proxy card you received with your materials is not sufficient to vote beneficial shares in person at the Annual Meeting. You must contact your broker or bank and let them know you wish to vote in person at the Annual Meeting. They will provide you with appropriate documentation.

CHANGING YOUR VOTE

If you vote by proxy in advance of the Annual Meeting, you can revoke your proxy at any time before the final vote at the Annual Meeting. To change your vote follow the appropriate instructions indicated below.

SHAREHOLDERS OF RECORD	BENEFICIAL OWNERS
Shareholders of record may change their vote by utilizing one of the below methods.	Beneficial owners will need to follow the instructions provided by their respective broker or bank to change their vote.
Internet: www.proxyvote.com
Phone: 800-690-6903
Mail: Submit another properly completed proxy card bearing a later date.
In Person: You may vote in person at the Annual Meeting.

2019 PROXY STATEMENT	77

CASTING OF VOTES

If you submit a valid proxy through one of the avenues listed in the How to Vote section of this Proxy Statement, your votes will be cast as you indicate. If you submit a properly executed proxy card without marking your voting selections, your shares will be voted per our Board recommendations FOR all director nominees and proposals contained within this Proxy Statement.

If any additional matters are properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board or, if no recommendation is given, in accordance with his or her best judgment. Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For”, “Against” and “Abstain” votes.

If you are a beneficial owner and your shares are held by your broker or bank, you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, then those shares will be treated as broker non-votes.

Votes Required To Approve Proposals

For each proposal, votes cast FOR the director nominee or proposal must exceed the votes cast AGAINST the director nominee or proposal for the director nominee to be elected or the proposal to be approved.

Neither abstentions nor broker non-votes will have any legal effect on whether the director nominee is elected or the proposal is approved.

If a director nominee is an incumbent director and fails to receive more FOR votes than AGAINST votes, the director nominee is required to tender his or her resignation to the Nominating and Corporate Governance Committee of the Board for consideration, and the Nominating and Corporate Governance Committee will determine whether it is advisable to accept or reject the resignation and will submit a recommendation to the Board for consideration.

The vote to approve executive compensation is an advisory, non-binding vote, and the Compensation Committee will consider the results of the vote for any immediate action it deems necessary as well as in setting future executive compensation.

Shareholder approval for the appointment of our independent registered public accounting firm is not required. The Board is submitting the selection of Ernst & Young LLP for ratification in order to obtain the views of our shareholders. The Audit Committee will consider a vote against the firm by the shareholders in selecting our independent registered public accounting firm in the future.

Voting Results

Preliminary voting results will be announced at the Annual Meeting. We will file the final results of the vote on a Current Report on Form 8-K with the SEC within four business days of the Annual Meeting. Once filed, you will be able to access the Current Report on Form 8-K in the SEC Filings and Reports section of the Investor Relations page of our website. Visit http://ir.maac.com. Information from our website is not incorporated by reference into this Proxy Statement.

QUESTIONS

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact our Legal Department at 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138, or email investor.relations@maac.com or call (901) 682-6600.

2019 PROXY STATEMENT	78

OTHER MATTERS

Our Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the person named on the enclosed proxy card will have discretionary authority to vote all proxies as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Leslie B.C. Wolfgang
Senior Vice President, Chief Ethics and Compliance Officer, and Corporate Secretary

April 9, 2019

NON-GAAP FINANCIAL MEASURES

FFO, a non-GAAP financial measure, represents net income available for MAA common shareholders (computed in accordance with GAAP) excluding extraordinary items, asset impairment and gains or losses on disposition of operating properties, plus net income attributable to noncontrolling interest, depreciation and amortization of real estate assets, and adjustments for joint ventures to reflect FFO on the same basis. Because noncontrolling interest is added back, FFO, when used in this Proxy Statement, represents FFO attributable to MAA.

While MAA's definition of FFO is in accordance with National Association of Real Estate Investment Trust's definition, it may differ from the methodology for calculating FFO utilized by other companies and, accordingly, may not be comparable to such other companies. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.

A reconciliation of FFO to net income available for MAA common shareholders is set forth in the below table.

	Year Ended December 31, 2018
	Dollars in Thousands	Dollars per common shares and units as indicated
Net income available for MAA common shareholders	$ 219,211	$ 1.93	Per weighted average common shares - diluted
Depreciation and amortization of real estate assets	484,722
Loss on sale of depreciable real estate assets	39
Depreciation and amortization of real estate assets of real estate joint venture	595
Net income attributable to noncontrolling interests	8,123
Funds from operations attributable to MAA, or FFO	712,690	$ 6.04	Per FFO weighted average common shares and units - diluted
Merger and integration related expenses	9,112	$ 0.08	Per FFO weighted average common shares and units - diluted
Embedded derivative - Series I Preferred Stock	2,577	$ 0.02	Per FFO weighted average common shares and units - diluted
2018 AIP and 2018 LTIP plan defined FFO	$ 724,379	$ 6.14	2018 AIP and 2018 LTIP plan defined FFO per Share

Weighted average common shares - diluted	113,836
FFO weighted average common shares and units - diluted	117,948

2019 PROXY STATEMENT	79

Mid-America Apartment Communities, Inc.

MAA 6815 Poplar Avenue Suite 500 Germantown, Tennessee 38138 www.maac.com

MAA

MID-AMERICA APARTMENT COMMUNITIES, INC.
ATTN: CORPORATE SECRETARY
6815 POPLAR AVE., SUITE 500
GERMANTOWN, TN 38138

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 20, 2019 for shares held directly and by 11:59 P.M. Eastern Time on May 16, 2019 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 20, 2019 for shares held directly and by 11:59 P.M. Eastern Time on May 16, 2019 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

SHAREHOLDER MEETING REGISTRATION
To vote and/or attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E62527-P21175

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MID-AMERICA APARTMENT COMMUNITIES, INC.

The Board of Directors recommends you vote FOR the following proposal:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. H. Eric Bolton, Jr.	☐	☐	☐
1b. Russell R. French	☐	☐	☐
1c. Alan B. Graf, Jr.	☐	☐	☐
1d. Toni Jennings	☐	☐	☐
1e. James K. Lowder	☐	☐	☐
1f. Thomas H. Lowder	☐	☐	☐
1g. Monica McGurk	☐	☐	☐
1h. Claude B. Nielsen	☐	☐	☐
1i. Philip W. Norwood	☐	☐	☐
1j. W. Reid Sanders	☐	☐	☐
1k. Gary Shorb	☐	☐	☐
1l. David P. Stockert	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3:	**For**	**Against**	**Abstain**
2. Advisory (non-binding) vote to approve the compensation of our named executive officers as disclosed in the proxy statement.	☐	☐	☐
3. Ratification of appointment of Ernst & Young LLP as independent registered public accounting firm for fiscal year 2019.	☐	☐	☐

Note: In accordance with their best judgment, the named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

E62528-P21175

MID-AMERICA APARTMENT COMMUNITIES, INC.
ANNUAL MEETING OF SHAREHOLDERS
MAY 21, 2019, 12:30 PM CDT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints H. Eric Bolton, Jr., Albert M. Campbell, III, and Leslie B.C. Wolfgang and each of them, as proxies, each with the power to appoint such person's substitute, and hereby authorizes them to vote, as designated on the reverse side, all the shares of common stock of Mid-America Apartment Communities, Inc. held of record by the undersigned on March 15, 2019 at the Annual Meeting of Shareholders to be held on May 21, 2019, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE THE REVERSE SIDE; YOU NEED NOT MARK ANY BOXES.

Continued and to be signed on reverse side